UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Annual Meeting of Shareholders

Proxy Statement 2025

JPMorganChase

JPMorgan Chase & Co.
383 Madison Avenue
New York, New York 10179-0001
April 7, 2025
Dear fellow shareholders,
We are pleased to invite you to attend the annual meeting of shareholders to be held in a virtual meeting format, via the Internet, on May 20, 2025 at 10:00 a.m. Eastern Time. Shareholders are provided an opportunity to ask questions about topics of importance to the Firm’s business and affairs, to consider matters described in the proxy statement and to receive an update on the Firm’s activities and performance.
We hope that you will participate in the meeting. We encourage you to designate the persons named as proxies on the proxy card to vote your shares even if you are planning to attend. This will ensure that your common stock is represented at the meeting.
This proxy statement explains more about the matters to be voted on at the annual meeting, about proxy voting, and other information about how to participate. Please read it carefully. We look forward to your participation.
Sincerely,
James Dimon
Chairman and Chief Executive Officer

A letter from Stephen B. Burke, our Lead Independent Director
April 7, 2025
Dear fellow shareholders,

As we approach the 2025 Annual Meeting of Shareholders, I am writing to share some thoughts as your Lead Independent Director. It is an honor to hold this position and a responsibility I take very seriously. In this role I serve with a dedicated group of fellow directors who work closely with senior management to grow the company and advance the interest of shareholders.
We are fortunate to have a great management team led by our Chairman and CEO, Jamie Dimon. For two decades, Jamie and his team have delivered excellent results while supporting our clients, communities and employees. Our Board meets at least eight times a year and has broad and unfettered access to dozens of senior managers. Over the course of many years, we have come to know the executive team and the culture they operate in well. The Board works cooperatively with senior management, and also challenges them to constantly improve operations and deliver results for shareholders.
Building on investments and decisions made over many years, your company continued its record financial performance in 2024. We grew across all of our market-leading lines of business, achieved record financial results and continued to invest for the future. Our managed revenue of $180.6 billion was a record for the seventh consecutive year. Our net income of $58.5 billion was also a record and we had a return on equity of 18% and return on tangible common equity of 22%. The Firm announced an increase in its quarterly dividend from $1.05 a share to $1.25 in December 2024 and to $1.40 in March 2025.
The Board is focused on many factors which contribute to long-term performance. We have strong committee leadership that is engaged across all aspects of the business. We are particularly engaged with the uncertainty and opportunity presented by a challenging geopolitical environment. The Board works closely with senior management to make sure that the Firm has the resiliency and capital strength to be able to help our clients in both good times and bad times.
One of the Board’s key responsibilities is to plan for an orderly and successful CEO transition. As discussed in detail in the proxy statement, the entire Board is involved with developing and assessing the senior executives who are potential CEO candidates. In January 2025, the Firm announced that Daniel Pinto, our President and Chief Operating Officer, is expected to retire at the end of 2026. Jennifer Piepszak has moved from the Commercial & Investment Bank to become our new Chief Operating Officer. Doug Petno has succeeded Jenn as co-CEO of the Commercial & Investment Bank, partnering with Troy Rohrbaugh. Marianne Lake and Mary Erdoes continue as CEOs of Consumer & Community Banking and Asset & Wealth Management, respectively. The Board believes these management changes will help the Firm better serve its clients and further develop these senior leaders. In addition, the Board believes the Firm has a very strong and deep bench of senior leaders who have grown up in a culture that emphasizes doing the right things to ensure long-term success.
The Board recognizes its role is different than that of senior management. While senior management runs the company, the Board performs a broad and strong oversight function, making sure that senior management maintains an open and collaborative culture, challenging management when appropriate, asking tough questions and making sure that the Firm is positioned well for the future. At present the Board is particularly focused on issues such as geopolitical uncertainty, the role of artificial intelligence and the evolving regulatory environment. The Firm’s approach to risk management, liquidity, capital, cybersecurity, the economy and other issues are discussed regularly at our Board meetings. We also work closely with management to promote equal treatment, opportunity and access throughout our organization.
We remain committed to maintaining a vital and engaged Board for today and in the future. This year we were fortunate to identify two new directors, each of whom we are pleased to nominate for election by shareholders at the annual meeting. Brad Smith is the President of Marshall University and was CEO of Intuit for eleven years. Michele Buck is Chairman, President and CEO of The Hershey Company. Both Brad and Michele bring experience managing large, complex, international organizations through periods of change and innovation. Their impressive combination of skills, experiences and personal qualities will serve our shareholders, the Firm and our Board well in the years ahead.
Our Board is committed to working diligently on behalf of our shareholders. We are driven to help senior management deliver results by, as J.P. Morgan himself put it, “doing first-class business in a first-class way.” On behalf of the entire Board, we thank you for your support and remain committed to serving the best interests of our shareholders.
Sincerely,

Stephen B. Burke Lead Independent Director

Notice of 2025 annual meeting of shareholders and proxy statement

Date Tuesday, May 20, 2025
Access
The 2025 Annual Meeting of Shareholders will be held in a virtual meeting format, via the Internet. If you plan to participate in the virtual meeting, please see “Information about the annual meeting of shareholders.” Shareholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the Internet and will be able to examine the shareholder list before the meeting. Shareholders may participate online by logging in at www.virtualshareholdermeeting.com/JPM2025.
We encourage you to submit your proxy prior to the annual meeting.

Time 10:00 a.m. Eastern Time

Record date March 21, 2025

Matters to be voted on
•Election of directors
•Advisory resolution to approve executive compensation
•Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025
•Shareholder proposals, if they are properly introduced at the meeting
•Any other matters that may properly be brought before the meeting
By order of the Board of Directors
John H. Tribolati
Secretary
April 7, 2025

Your vote is important to us. Please vote promptly.
JPMorgan Chase & Co. uses the Securities and Exchange Commission (“SEC”) rule permitting companies to furnish proxy materials to their shareholders via the Internet. In accordance with this rule, on or about April 7, 2025, we sent to shareholders of record at the close of business on March 21, 2025, a Notice of Internet Availability of Proxy Materials (“Notice”), which includes instructions on how to access our 2025 Proxy Statement and 2024 Annual Report online, and how to vote online for the 2025 Annual Meeting of Shareholders.
If you received a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.
To be admitted to the annual meeting at www.virtualshareholdermeeting.com/JPM2025, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. See “Information about the annual meeting of shareholders” on page 91. Follow the instructions on the virtual meeting site to vote and ask questions before or during the meeting.
If you hold your shares through a broker, your shares will not be voted unless (i) you provide voting instructions or (ii) the matter is one for which brokers have discretionary authority to vote. Of the matters to be voted on at the annual meeting, the only one for which brokers have discretionary authority to vote is Proposal 3, the ratification of the independent registered public accounting firm. See “What is the voting requirement to approve each of the proposals?” on page 94.

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe” or other words of similar meaning. Forward-looking statements provide JPMorgan Chase & Co.’s (“JPMorganChase” or the “Firm”) current expectations or forecasts of future events, circumstances, results or aspirations. All forward-looking statements are, by their nature, subject to risks and uncertainties, many of which are beyond the Firm’s control. JPMorganChase’s actual future results may differ materially from those set forth in its forward-looking statements. Factors that could cause JPMorganChase's actual results to differ materially from those described in the forward-looking statements can be found in JPMorganChase’s Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”). Any forward-looking statements made by or on behalf of the Firm speak only as of the date they are made, and JPMorganChase does not undertake to update the forward-looking statements included in this proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.
No reports, documents or websites that are cited or referred to in this proxy statement shall be deemed to form part of, or to be incorporated by reference into, this proxy statement.

2025 Proxy summary
This summary highlights information in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement carefully before voting. Terms not defined in the text of this proxy statement can be found in the “Glossary of selected terms and acronyms” on page 102.
Your vote is important. For more information on voting and attending the Annual Meeting of Shareholders ("annual meeting"), see “Information about the annual meeting of shareholders” on page 91. This proxy statement has been prepared by JPMorgan Chase & Co.'s ("JPMorganChase" or the "Firm") management and approved by the Board of Directors, and is being sent or made available to our shareholders on or about April 7, 2025.
Annual meeting overview: Matters to be voted on

Management proposals

The Board of Directors recommends you vote FOR each director nominee and proposals 2 and 3 (for more information see page referenced):
1.Election of directors	7
2.Advisory resolution to approve executive compensation	38
3.Ratification of independent registered public accounting firm	79

Shareholder proposals (if they are properly introduced at the meeting)

The Board of Directors recommends you vote AGAINST each of the following shareholder proposals (for more information see page referenced):
4.Support for an independent board chairman	85
5.Report on social impacts of transition finance	88

2025 Proxy Statement	1

2025 Proxy summary

The Firm demonstrated strong financial performance in 2024
The Firm continued its focus on serving our clients and customers amid ongoing geopolitical tensions and economic uncertainty, while investing in and executing on long-term strategic initiatives. The Firm experienced growth across all of our market-leading lines of business, achieved record financial results and maintained a fortress balance sheet.

JPMorganChase[1]

Revenue $177.6B Reported	Pre-tax income $75.1B Reported	Net income $58.5B	Book value per share (“BVPS”) $116.07	Return on equity (“ROE”) 18%	Market capitalization $670.6B

$180.6B Managed[2,3]	$80.2B Excluding loan loss reserves (“ex. LLR”)[2,3]	Earnings per share (“EPS”) $19.75	Tangible book value per share (“TBVPS”)[3] $97.30	Return on tangible common equity (“ROTCE”)[3] 22%	Net capital distributions[4] $30.7B

Consumer & Community Banking (“CCB”)	Revenue[2] $71.5B	Pre-tax income ex. LLR[2,3] $25.5B	•#1 market share in U.S. retail deposits[5] •#1 market share in Card, based on U.S. sales and outstandings[6] •#1 primary bank for U.S. small businesses[7] •#1 banking platform in the U.S.[8]
	Net income $17.6B	ROE 32%

Commercial & Investment Bank (“CIB”)[9]	Revenue[2] $70.1B	Pre-tax income[2] $34.0B
•#1 in Global Investment Banking (“IB”) fees for 16 consecutive years, with 9.3% wallet share in 2024[10]
•#1 in Markets revenue[11]
•#1 in USD payments volume with 28.7% USD SWIFT market share[12]
•#3 custodian globally by revenue[13]

	Net income $24.8B	ROE 18%

Asset & Wealth Management (“AWM”)	Revenue[2] $21.6B	Pre-tax income[2] $7.2B
•Pre-tax margin of 34%
•Long-term Assets Under Management (“AUM”) flows of $234B; top 2 rank in Client Asset Flows[14] over a 5-year period
•Average deposits of $235.1B (up 9%); record average loans of $227.7B (up 3%)

	Net income $5.4B	ROE 34%

1Full-year 2024 results included the impact of significant items. These items collectively refer to a $7.9 billion net gain related to Visa shares, a $1.0 billion donation of Visa shares to pre-fund contributions to the Firm’s Foundation, $546 million of net investment securities losses and a $725 million increase to the estimated Federal Deposit Insurance Corporation (FDIC) special assessment, all of which were previously disclosed in the first and second quarters of 2024. Full-year 2024 revenue, net income, earnings per share and ROTCE excluding significant items are non-GAAP financial measures. Excluding these items resulted in a decrease of $7.3 billion to reported revenue from $177.6 billion to $170.2 billion, a decrease of $7.3 billion to managed revenue from $180.6 billion to $173.3 billion, a decrease of $4.5 billion (after tax) to reported net income from $58.5 billion to $54.0 billion, a decrease of $1.53 per share to reported EPS from $19.75 to $18.22 and a decrease of 2ppts to reported ROTCE from 22% to 20%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results.
2The Firm reviews the results of the Firm and the lines of business on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
3Managed Revenue, Pre-Tax Income (ex. LLR), ROTCE and TBVPS are each non-GAAP financial measures; refer to Notes 1 and 2 on page 100 for a further discussion of these measures.
4Reflects common dividends and common stock repurchases, net of common stock issued to employees.
5FDIC 2024 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1 billion deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC.
6Based on 2024 sales volumes and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorganChase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, Citi Retail Cards, and Commercial Card.
7Barlow Research Associates, Primary Bank Legacy Market Share Database as of 4Q24. Rolling 8-quarter average of small businesses with revenues of more than $100,000 and less than $25 million.
8#1 most visited banking portal in the U.S. (Chase.com) based on Similarweb.
9Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment & Corporate Results in the 2024 Annual Report on pages 70 - 90 which may be accessed on our website at jpmorganchase.com, under Investor Relations.
10Dealogic as of January 2, 2025, excludes the impact of UBS/CS merger prior to the year of the acquisition (2023).
11Coalition Greenwich Competitor Analytics (preliminary for FY24). Market share is based on JPMorganChase's internal business structure, footprint and revenue. Ranks are based on Coalition Index Banks for Markets.
12Represents U.S. dollar payment instructions for direct payments and credit transfers processed over Society for Worldwide Interbank Financial Telecommunications (“SWIFT”) in the countries where J.P. Morgan has sales coverage. Market Share is based on December 2024.
13Coalition Greenwich Competitor Analytics (preliminary for FY24). Rank is based on JPMorganChase’s internal business structure, footprint and revenue and Coalition Index Banks for Securities Services (excluding Corporate Trust).
14Company filings and JPMorganChase estimates. Rankings reflect publicly traded peer group as follows: Allianz, Bank of America, Bank of New York Mellon, BlackRock, Charles Schwab, DWS, Franklin Templeton, Goldman Sachs, Invesco, Morgan Stanley, State Street, T. Rowe Price and UBS. JPMorganChase ranking reflects Asset & Wealth Management client assets, U.S. Wealth Management investments and new-to-firm Chase Private Client deposits.

2	2025 Proxy Statement

2025 Proxy summary

We are committed to strong corporate governance practices
Board composition reflects an effective mix of executive experience and skills, and balance of experience and fresh perspectives to provide independent oversight
•Our directors have experience and demonstrated success in executive fields relevant to the Firm’s business and operations, and contribute to the Board’s effective oversight of management and its diversity across a range of attributes, executive experience and skills
•The Board has a well-balanced tenure with a mix of experience and fresh perspectives
A strong Lead Independent Director role facilitates independent Board oversight of management
•The Firm’s Corporate Governance Principles (“Governance Principles”) require the independent directors to appoint a Lead Independent Director if the role of the Chair is combined with that of the CEO
•The Board reviews its leadership structure annually
•The Lead Independent Director’s responsibilities demonstrate the Board’s commitment to empowering the Lead Independent Director to serve as an effective counterbalance to the CEO
Our Board drives succession planning
•The Board is focused on enabling an orderly CEO transition to take place in the medium-term
•As part of succession planning, the Board continues to oversee management’s development of several Operating Committee (“OC”) members who are well-known to shareholders as strong potential candidates to succeed Mr. Dimon
•Individual OC members have been provided with opportunities to gain exposure to different parts of the business and to deepen their leadership experience in new and expanded roles
•In January 2025, the Firm announced leadership changes to continue to position the Firm for the future
Our Board provides independent oversight of the Firm’s business and affairs
•Oversees the business and affairs of the Firm based on sound governance practices and effective leadership structure
•Reviews and approves the Firm’s strategic plan and oversees strategic objectives
•Oversees the Firm’s financial performance and condition
•Oversees the Firm’s risk management and internal control frameworks
•Oversees executive performance, talent management and succession planning
•Sets the cultural “tone at the top”
We actively engage with shareholders
•We engage with shareholders throughout the year on a wide variety of topics, such as strategy, financial and operating performance, competitive environment, regulatory landscape and environmental, social and governance (“ESG”)-related matters
•In 2024, our shareholder engagement initiatives included:
—Shareholder engagement: We solicited feedback and provided updates on topics of interest through engagements with approximately 195 shareholders and other stakeholders that represented approximately 52% of the Firm’s outstanding common stock
—Senior management engagement: Senior management presented at approximately 20 investor conferences and events and held approximately 48 meetings to connect shareholders with the Firm's senior leaders
Our governance practices promote Board effectiveness and shareholder interests
•Annual Board and committee assessment
•Robust shareholder rights:
—proxy access
—right to call a special meeting
—right to act by written consent
•Majority voting for all director elections
•Stock ownership requirements for directors
•100% principal standing committee independence
•Executive sessions of independent directors at each regular Board meeting

2025 Proxy Statement	3

2025 Proxy summary

PROPOSAL 1:

Election of directors	page 7

The Board of Directors has nominated the 12 individuals listed below. All are independent other than our CEO. If elected at the annual meeting, all nominees are expected to serve until next year’s annual meeting.

Nominee/Director of JPMorganChase since[1]	Age	Principal Occupation	Other U.S.-Listed Public Company Directorships	Committee Membership[2]

Stephen B. Burke Lead Independent Director Director since 2004	66	Retired Chairman and Chief Executive Officer of NBCUniversal, LLC	1	Compensation & Management Development (Chair); Corporate Governance & Nominating
Linda B. Bammann Director since 2013	69	Retired Deputy Head of Risk Management of JPMorgan Chase & Co.[3]	0	Risk (Chair); Compensation & Management Development
Michele G. Buck Director since 2025	63	Chairman, President and Chief Executive Officer of The Hershey Company	1	Audit
Todd A. Combs Director since 2016	54	Chairman, President and Chief Executive Officer of GEICO and Investment Officer at Berkshire Hathaway Inc.	0	Corporate Governance & Nominating (Chair); Compensation & Management Development
Alicia Boler Davis Director since 2023	56	Chief Executive Officer of Alto Pharmacy, LLC	0	Risk
James Dimon Director since 2004	69	Chairman and Chief Executive Officer of JPMorgan Chase & Co.	0
Alex Gorsky Director since 2022	64	Retired Chairman and Chief Executive Officer of Johnson & Johnson	2	Audit; Public Responsibility
Mellody Hobson Director since 2018	56	Co-Chief Executive Officer and President of Ariel Investments, LLC	0	Public Responsibility (Chair); Risk
Phebe N. Novakovic Director since 2020	67	Chairman and Chief Executive Officer of General Dynamics Corporation	1	Audit; Public Responsibility
Virginia M. Rometty Director since 2020	67	Retired Executive Chairman, President and Chief Executive Officer of International Business Machines Corporation (“IBM”)	0	Compensation & Management Development; Corporate Governance & Nominating
Brad D. Smith Director since 2025	61	President of Marshall University and Retired Executive Chairman, President and Chief Executive Officer of Intuit Inc.	2	Risk
Mark A. Weinberger Director since 2024	63	Retired Global Chairman and Chief Executive Officer of Ernst & Young LLP	2	Audit (Chair)
1Director of a heritage company of the Firm as follows: Bank One Corporation: Mr. Burke (2003–2004), Mr. Dimon, Chairman of the Board (2000–2004)
2Principal standing committees
3Retired from JPMorgan Chase & Co. in 2005

4	2025 Proxy Statement

2025 Proxy summary

PROPOSAL 2:

Advisory resolution to approve executive compensation	page 38

We are submitting an advisory resolution to approve the compensation of our Named Executive Officers (“NEOs”).

We believe shareholders should consider three key factors in their evaluation of this year’s proposal:
1.How we think about pay decisions
The Firm’s Business Principles and strategic framework form the basis of our OC members’ strategic priorities. The Compensation & Management Development Committee (“CMDC”) references those strategic priorities and the Firm’s compensation philosophy to assess OC members’ performance and to determine their respective total compensation levels and pay mix.
2.How we performed against our business strategy
We continued to deliver strong multi-year financial performance, invest in our future, strengthen our risk and control environment, and reinforce our culture and values, including our long-standing commitment to serve our customers, employees and communities, and conduct business in a responsible way to drive economic growth.
3.How performance determined pay in 2024
In determining OC member pay, the CMDC took into account performance across four broad performance dimensions: Business Results; Risk, Controls & Conduct; Client/Customer/Stakeholder; and Teamwork & Leadership. CEO pay is strongly aligned to the Firm’s short-, medium- and long-term performance, with approximately 87% of the CEO’s variable pay deferred into equity, of which 100% is in at-risk Performance Share Units (“PSUs”) for both our current CEO and President & COO. Other NEO pay is also strongly aligned to Firm and line of business (“LOB”) performance, with a majority of variable pay deferred into equity, of which 50% is in at-risk PSUs.
Disciplined performance assessment process to determine pay
The CMDC uses a balanced holistic approach to determine annual compensation, which includes a disciplined assessment of performance against the aforementioned four broad dimensions over a sustained period of time.
The table below summarizes the salary and incentive compensation awarded to our NEOs for 2024 performance.

		Incentive Compensation
Name and principal position[1]	Salary	Cash	Restricted Stock Units	Performance Share Units	Total
James Dimon Chairman and CEO	$1,500,000	$5,000,000	$—	$32,500,000	$39,000,000
Daniel Pinto President & Chief Operating Officer	1,500,000	5,000,000	—	25,000,000	31,500,000
Mary Callahan Erdoes CEO, Asset & Wealth Management	1,000,000	11,000,000	8,250,000	8,250,000	28,500,000
Troy Rohrbaugh Co-CEO, Commercial & Investment Bank	1,000,000	9,200,000	6,900,000	6,900,000	24,000,000
Jeremy Barnum Chief Financial Officer	1,000,000	6,530,000	4,897,500	4,897,500	17,325,000
1Officer position titles within this Proxy Statement reflect current roles and responsibilities as of the record date.

2025 Proxy Statement	5

2025 Proxy summary

PROPOSAL 3:

Ratification of independent registered public accounting firm	page 78

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorganChase and its subsidiaries for the year ending December 31, 2025. A resolution is being presented to our shareholders requesting ratification of PwC’s appointment.

6	2025 Proxy Statement

Corporate governance

PROPOSAL 1:

Election of directors

Our Board of Directors has nominated 12 directors, who, if elected by shareholders at our annual meeting, will be expected to serve until next year’s annual meeting.

RECOMMENDATION: Vote FOR all nominees

2025 Proxy Statement	7

Corporate governance | Key factors for shareholder consideration

Key factors for shareholder consideration

01
Director nominees, Director independence & recruitment
•Nominees have executive experience and skills aligned with the Firm’s business and strategy •Ongoing recruitment and refreshment promote a balance of experience and fresh perspective

Pages 9-20

02	Board governance

•Lead Independent Director serves as a strong counterbalance to the Chair, driving independent oversight of, and appropriate challenge to, management
•Board annually reviews its leadership structure to determine the leadership structure that best serves shareholders
•A significant portion of Board oversight responsibilities of key issues is carried out by the principal standing committees, which consist solely of independent Board members allowing for in-depth attention by independent directors
•Board annually conducts a multi-phase self-assessment aimed at enhancing its effectiveness

Pages 21-27

03	Board oversight of the business and affairs of the Firm

•Board actively oversees the business and affairs of the Firm based on sound governance practices and effective leadership structure
•Board reviews and approves the Firm’s annual strategic plan and oversees strategic objectives
•Board oversees the Firm’s financial performance and condition
•Board oversees the Firm’s risk management and internal control frameworks
•Board evaluates CEO performance and compensation and oversees succession planning for the CEO and talent management for other senior executives
•Board sets the cultural “tone at the top”

Pages 28-29

04	Engagement with the Firm’s stakeholders

•In 2024, we engaged with approximately 195 of our shareholders and other stakeholders, representing approximately 52% of the Firm's outstanding common stock. We provided updates on topics of interest, including Board and management succession planning; executive compensation; our approach to the regulatory environment; our risk management approach to cybersecurity, AI, geopolitics and the macro-economic landscape; and the Firm’s sustainability efforts, including its disclosure of an Energy Supply Financing Ratio. We also discussed the Firm’s strategy and its financial and operating performance. Directors participated in these meetings as appropriate. We also conducted engagement sessions with leading proxy advisory firms and third-party stewardship engagement firms.

Pages 30-31

8	2025 Proxy Statement

Director nominees | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

01	Director nominees
Our directors
The Board is responsible for overseeing management and promoting sound corporate governance on behalf of shareholders. JPMorganChase seeks director candidates who uphold the highest standards, are committed to the Firm’s values and are strong independent stewards of the long-term interests of shareholders, employees, customers, suppliers and communities in which we work. The Board, including the Corporate Governance & Nominating Committee (“Governance Committee”), considers Board composition holistically, with a focus on recruiting directors who have the qualities required to effectively oversee the Firm, including its present and future strategy. The Board seeks directors with expertise in executive fields who will bring experienced and fresh perspectives and insight, and come together to effectively challenge and provide independent oversight of management. The Board looks for candidates with a diversity of experiences, backgrounds, perspectives and viewpoints.
The individuals presented on the following pages have been nominated for election because they possess the skills, experience, personal attributes and tenure to guide the Firm’s strategy, and to effectively oversee the Firm’s risk management and internal control frameworks, and management’s execution of its responsibilities.
In the biographical information about our director nominees that follows, the ages indicated are as of May 20, 2025, and the other information is as of the date of this proxy statement. There are no family relationships among the director nominees or between any director nominee and any executive officer.
All of the nominees are currently directors of the Firm. Each nominee has agreed to be named in this proxy statement and, if elected, to serve a one-year term expiring at our 2026 annual meeting.
Directors are expected to attend our annual meetings. All 10 directors serving on our Board at the time of the 2024 annual meeting attended the meeting.

2025 Proxy Statement	9

Corporate governance | Director nominees

Director nominees	Board governance	Board oversight	Engagement

Qualifications and attributes
When recruiting and selecting candidates, the Board considers a wide range of attributes, executive experience and skills. Below are brief summaries of the key qualifications of our director nominees. The following page provides a matrix of Board qualifications and other attributes.
All of our nominees possess: independent perspective, integrity, judgment, strong work ethic, strength of conviction, collaborative approach to engagement, inquisitiveness and willingness to appropriately challenge management

Finance and Accounting
Knowledge of or experience in accounting, financial reporting or auditing processes and standards is important to effectively oversee the Firm’s financial position and condition and the accurate reporting thereof, and to assess the Firm’s strategic objectives from a financial perspective

Financial Services
Experience in the financial services industry, including investment banking, asset management, global financial markets or consumer products and services, or work with the industry in an advisory or policy-making capacity, is important to evaluate the Firm’s business model, strategies and the industry in which we compete

International Business Operations	Experience in diverse geographic, political and regulatory environments is important to effectively oversee the Firm as it serves customers and clients across the globe

Leadership of a Large, Complex Organization	Executive experience managing business operations and strategic planning is important to effectively oversee the Firm’s complex worldwide operations

Human Capital Management
Experience in human capital management, including senior executive development, succession planning and compensation matters, helps the Board to effectively oversee the Firm’s efforts to recruit, retain and develop key talent and provide valuable insight in determining compensation of the CEO and other executive officers

Public Company Governance
Knowledge of public company governance matters, policies and best practices assists the Board in considering and adopting applicable corporate governance practices, interacting with stakeholders and understanding the impact of various policies on the Firm’s functions

Technology
Experience with or oversight of innovative technology, cybersecurity, information systems/data management, information security, fintech or privacy is important in overseeing the security of the Firm’s operations, assets and systems as well as the Firm’s ongoing investment in and development of innovative technology

Regulated Industries	Experience with regulated businesses, regulatory requirements and relationships with global regulators is important because the Firm operates in a heavily regulated industry

Risk Management and Controls	Skills and experience in assessment and management of business and financial risk factors is important to effectively oversee risk management and understand the most significant risks facing the Firm

ESG Matters
Experience with ESG-related matters is important for providing effective oversight of efforts to assess and manage potential risks and opportunities, while developing business solutions that foster economic growth, support sustainable development, and aid our clients in their transitions to a low-carbon economy

10	2025 Proxy Statement

Director nominees | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

Board qualifications and composition matrix1
Board qualifications

12 Director Nominees:
Qualifications
Finance and Accounting
Financial Services
International Business Operations
Leadership of a Large, Complex Organization
Human Capital Management
Public Company Governance
Technology
Regulated Industries
Risk Management and Controls
ESG Matters
Age/Tenure
Age	66	69	63	54	56	69	64	56	67	67	61	63
Years on the Board	21	12	1	9	3	21	3	7	5	5	1	2
Board composition

RACE/ETHNICITY	GENDER

10 - White	6 - Male
2 - Black	6 - Female

MILITARY/VETERAN

1 - Military/Veteran

1The information in the Board qualifications and composition matrix was provided by the nominees. The race and ethnicity information is based on U.S. Equal Employment Opportunity race/ethnicity categories.

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Corporate governance | Director nominees

Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Public Company Governance: As an experienced board member and executive, brings valuable insight on corporate governance best practices and effective engagement with diverse stakeholders
•Human Capital Management: Brings a balanced perspective on executive development, succession planning and compensation matters
•Leadership of a Large, Complex Organization: Experience managing a complex, global business, including setting and executing long-term strategic direction
•Finance and Accounting: Strong financial acumen gained through executive roles
Career Highlights
Comcast Corporation/NBCUniversal, LLC, leading providers of entertainment, information and communication products and services
•Senior Advisor, Comcast Corporation (since 2021)
•Chairman of NBCUniversal, LLC and NBCUniversal Media, LLC (2020)
•Senior executive officer of Comcast Corporation (2011-2020)
•Chief Executive Officer and President of NBCUniversal, LLC and NBCUniversal Media, LLC (2011-2019)

•Chief Operating Officer, Comcast (2004-2011)
•President, Comcast Cable Communications Inc. (1998-2010)
Education
•Graduate of Colgate University
•M.B.A., Harvard Business School
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•Berkshire Hathaway Inc. (since 2009)
•Snowflake Inc. (2023-2024)
Other Experience
•Chairman, Children’s Hospital of Philadelphia

Stephen B. Burke
Retired Chairman and Chief Executive Officer of NBCUniversal, LLC

Lead Independent Director since 2021
Age: 66
Director since: 2004
Committees:
Compensation & Management Development Committee (Chair)
Corporate Governance & Nominating Committee

Qualification Highlights
•Risk Management and Controls: Retired risk management executive with deep experience in assessing and managing financial risk
•Financial Services: Wide-ranging experience in the financial services sector, including with respect to capital markets and consumer financial products
•Regulated Industries: Significant experience navigating the financial services regulatory landscape and engaging with regulators
•Human Capital Management: Brings valuable insight on succession planning and senior executive development matters
Career Highlights
JPMorgan Chase & Co. (merged with Bank One Corporation in 2004)
•Deputy Head of Risk Management (2004-2005)
•Chief Risk Management Officer and Executive Vice President, Bank One Corporation (2001-2004)
•Senior Managing Director, Bank One Capital Markets (2000-2001)

Education
•Graduate of Stanford University
•M.A., Public Policy, University of Michigan
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•None
Other Experience
•Former Board Member, Risk Management Association
•Former Chair, Loan Syndications and Trading Association
•Board Member, Travis Mills Foundation
•Senior Advisor, The Brydon Group

Linda B. Bammann
Retired Deputy Head of Risk Management of JPMorgan Chase & Co. Age: 69 Director since: 2013 Committees: Risk Committee (Chair) Compensation & Management Development Committee

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Director nominees | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Finance and Accounting: Expertise in strategic financial management as CEO of The Hershey Company and board-level financial oversight
•Leadership of a Large, Complex Organization: Respected leader of a large, consumer-facing business, setting strategy and direction for long-term sustainable, profitable growth
•Public Company Governance: Significant experience in corporate governance leadership and with complex stakeholder structures as Chair of The Hershey Company and through other board service
•Human Capital Management: C-suite and board director experience in succession planning, compensation and organizational matters
Career Highlights
The Hershey Company, an industry-leading snacks company
•Chairman of the Board (since 2019)
•President and Chief Executive Officer (since 2017)
•Executive Vice President, Chief Operating Officer (2016–2017)
•President, North America (2013-2016)

•Senior Vice President, Global Chief Growth Officer (2011-2013)
•Senior Vice President, Global Chief Marketing Officer (2005-2011)
Education
•Graduate of Shippensburg University
•M.B.A., University of North Carolina at Chapel Hill
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•The Hershey Company — Chairman (since 2019); member (since 2017)
Other Experience
•Member, The Business Council
•Member, American Society of Corporate Executives
•Former Board Member, New York Life Insurance Company
•Past Benefit Co-Chair, Children's Brain Tumor Foundation

Michele G. Buck
Chairman, President and Chief Executive Officer of The Hershey Company Age: 63 Director since: 2025 Committees: Audit Committee

Qualification Highlights
•Public Company Governance: As Investment Officer at Berkshire Hathaway, brings a rigorous investor perspective to public company governance practices and their effect on shareholder interests
•Human Capital Management: Deep experience and insight into management succession planning and compensation matters as President and CEO of GEICO and through service on Berkshire Hathaway subsidiary boards
•Financial Services: Investment management and financial markets expertise through more than two decades of executive experience
•Regulated Industries: Experience managing complex governmental and regulatory matters as the CEO of a business in the highly regulated insurance industry
Career Highlights
Berkshire Hathaway Inc., a holding company whose subsidiaries engage in a number of diverse business activities including finance, insurance and reinsurance, and utilities and energy
•Chairman, President and Chief Executive Officer, GEICO, a subsidiary of Berkshire Hathaway (since 2020)
•Investment Officer (since 2010)

Castle Point Capital Management, an investment management firm
•Chief Executive Officer and Managing Member (2005-2010)
Education
•Graduate of Florida State University
•M.B.A., Columbia Business School
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•None
Other Experience
•Board Member, Precision Castparts Corp.
•Board Member, Duracell Inc.
•Board Member, Charter Brokerage LLC

Todd A. Combs
Chairman, President and Chief Executive Officer of GEICO and Investment Officer at Berkshire Hathaway Inc.
Age: 54
Director since: 2016
Committees:
Corporate Governance & Nominating Committee (Chair)
Compensation & Management Development Committee

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Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Risk Management and Controls: Expertise in risk management and controls matters gained from experience in senior executive roles
•Technology: Insight into the development and deployment of innovative technology including through her experience leading Amazon’s worldwide network of customer service operations, and robotics and technology
•Regulated Industries: Strong understanding of regulatory processes and the ability to effectively navigate the regulatory landscape as CEO of a business in a highly regulated industry
•International Business Operations: Wide-ranging experience in overseeing businesses with global operations, customers and stakeholders
Career Highlights
Alto Pharmacy, LLC, a digital pharmacy
•Chief Executive Officer (since 2022)
Amazon.com, Inc., a global e-commerce company
•Senior Vice President, Global Customer Fulfillment (2021-2022)
•Senior Team Member (2020-2022)

•Vice President, Global Customer Fulfillment (2019-2021)
The General Motors Company, a multinational automotive manufacturing company
•Executive Vice President, Global Manufacturing and Labor Relations (2016-2019)
Education
•Graduate of Northwestern University
•Master of Science and Honorary Doctor of Engineering, Rensselaer Polytechnic Institute
•M.B.A., Indiana University
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•None
Other Experience
•Trustee, Northwestern University
•Former Board Member, Beaumont Health Systems
•Former Board Member, CARE House of Oakland County

Alicia Boler Davis
Chief Executive Officer of Alto Pharmacy, LLC Age: 56 Director since: 2023 Committees: Risk Committee

Qualification Highlights
•Financial Services: Experienced leader in the financial services industry with deep knowledge of all aspects of the Firm’s business activities, as well as its financial position and condition, corporate governance practices, technology investments, and risk management and controls, in addition to the items detailed below
•Leadership of a Large, Complex Organization: Leadership of JPMorganChase and its predecessors for more than two decades, with a track record of growth, market leadership, focus on the Firm’s clients, advancing economic growth and opportunity, and empowering communities
•Human Capital Management: Unique insight into all aspects of recruitment, retention, and development of key talent and succession planning for senior executives
•Regulated Industries: In-depth experience in responding to an evolving regulatory landscape and cultivating constructive relationships with regulators and government leaders around the world
•International Business Operations: Executive management of business operations that serve customers and clients in 100+ global markets and across diverse geographic, political and regulatory environments

Career Highlights
JPMorgan Chase & Co. (merged with Bank One Corporation in 2004)
•Chairman of the Board (since 2006) and Director (since 2004); Chief Executive Officer (since 2005)
•President (2004-2018)
•Chief Operating Officer (2004-2005)
•Chairman and Chief Executive Officer at Bank One Corporation (2000-2004)
Education
•Graduate of Tufts University
•M.B.A., Harvard Business School
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•None
Other Experience
•Member of Board of Deans, Harvard Business School
•Director, Catalyst
•Member and former Chairman, Business Roundtable
•Member, Business Council
•Trustee, New York University School of Medicine

James Dimon
Chairman and Chief Executive Officer of JPMorgan Chase & Co. Age: 69 Director since: 2004 and Chairman of the Board since 2006

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Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Finance and Accounting: Deep understanding of financial reporting standards and oversight of enterprise financial condition from experience as CEO of Johnson & Johnson
•Technology: Expertise in overseeing innovative technologies, information security, and privacy issues through executive and board positions
•International Business Operations: Seasoned executive experience operating in diverse geographic, political and regulatory environments
•Public Company Governance: Broad governance expertise through public company board service and as former Chair of the Business Roundtable’s Corporate Governance Committee
Career Highlights
Johnson & Johnson, a global healthcare company
•Executive Chairman (2022)
•Chairman, Chief Executive Officer, Chairman of the Executive Committee (2012-2021)
•Worldwide Chairman of the Surgical Care Group and the Medical Devices and Diagnostics Group and member of the Executive Committee (2009)
•Company Group Chairman, Ethicon (2008-2009)

Novartis Pharmaceuticals Corporation, a multinational medicines company
•Head of North America pharmaceutical business (2004-2008)
Education
•Graduate of the U.S. Military Academy at West Point
•M.B.A., The Wharton School of the University of Pennsylvania
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•Apple Inc. (since 2021)
•IBM (since 2014)
•Johnson & Johnson (2012-2022)
Other Experience
•Managing Director, ICONIQ Capital, LLC
•Board Member, Neurotech Pharmaceuticals, Inc.
•Board Member, Travis Manion Foundation
•Board Member, Wharton Board of Overseers
•Board Member, Cleveland Clinic
•Former Member and Chair of the Corporate Governance Committee, Business Roundtable

Alex Gorsky
Retired Chairman and Chief Executive Officer of Johnson & Johnson Age: 64 Director since: 2022 Committees: Audit Committee Public Responsibility Committee

Qualification Highlights
•Financial Services: Co-CEO and President of Ariel Investments, LLC with over three decades of experience in asset management
•Risk Management and Controls: Deep understanding of risk management developed through C-suite positions at Ariel and current and prior service on public company boards
•Public Company Governance: Significant corporate governance experience and insights gained from roles at Ariel Investments, LLC and through service on other public company boards
•ESG Matters: A recognized leader in civic and industry associations with focus on financial education and inclusive economic growth
Career Highlights
Ariel Investments, LLC, a private global asset management firm
•Co-Chief Executive Officer (since 2019)
•President and Director (since 2000)
•Chairman of the Board of Trustees of Ariel Investment Trust, a registered investment company (since 2006)

Education
•Graduate of the School of Public and International Affairs at Princeton University
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•Starbucks Corporation (2005-2025)
Other Experience
•Chair, After School Matters
•Board of Governors and Executive Committee, Investment Company Institute
•Ex Officio/Former Chair, The Economic Club of Chicago
•Former Vice Chair, World Business Chicago
•Former regular contributor and analyst on finance, the markets and economic trends for CBS News

Mellody Hobson
Co-Chief Executive Officer and President of Ariel Investments, LLC Age: 56 Director since: 2018 Committees: Public Responsibility Committee (Chair) Risk Committee

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Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Technology: In-depth understanding and experience overseeing innovative technology, information security, data management systems and other technology-related matters as Chairman and CEO of General Dynamics and a former director of Abbott Laboratories
•Finance and Accounting: Strong background in overseeing strategic objectives from a financial perspective gained through executive leadership roles
•Leadership of a Large, Complex Organization: Trusted leader with experience in various senior officer positions at a global public company
•ESG Matters: Unique perspective on ESG-related matters gained through leadership roles in the public and private sectors
Career Highlights
General Dynamics Corporation, a global aerospace and defense company
•Chairman and Chief Executive Officer (since 2013)
•President and Chief Operating Officer (2012)
•Executive Vice President, Marine Systems (2010-2012)
•Senior Vice President, Planning and Development (2005-2010)
•Vice President (2002-2005)

Education
•Graduate of Smith College
•M.B.A., The Wharton School of the University of Pennsylvania
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•General Dynamics Corporation — Chairman (since 2013); member (since 2012)
•Abbott Laboratories (2010-2021)
Other Experience
•Chairman of the Board of Directors, Association of the United States Army
•Chairman of the Board of Trustees, Ford’s Theatre
•Vice Chair, Aerospace Industries Association
•Member, Business Roundtable

Phebe N. Novakovic
Chairman and Chief Executive Officer of General Dynamics Corporation Age: 67 Director since: 2020 Committees: Audit Committee Public Responsibility Committee

Qualification Highlights
•Technology: Exceptional leader in the technology sector with deep knowledge of innovative technology, AI, quantum, information security and data management gained through four decades at IBM
•Public Company Governance: Extensive public company governance experience as Chairman of IBM
•Human Capital Management: C-suite and director positions at both public and private companies provide comprehensive understanding of human capital management matters
•International Business Operations: In-depth experience managing international business operations as CEO of IBM and in senior oversight and advisory roles including with respect to international trade and global supply chain matters
Career Highlights
IBM, a global information technology company
•Executive Chairman (2020)
•Chairman, President and Chief Executive Officer (2012-2020)

Education
•Graduate of Northwestern University
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•IBM (2012-2020)
Other Experience
•Member, Board of Directors, Cargill
•Member, Mitsubishi UFJ Financial Group Global Advisory Board
•Trustee, Brookings Institution
•Member, BDT Capital Advisory Board
•Co-Chair, OneTen
•Member, Council on Foreign Relations
•Member and Trustee, Peterson Institute for International Economics
•Vice Chairman, Board of Trustees, Northwestern University
•Board of Trustees, Memorial Sloan-Kettering Cancer Center
•Former Member and Chair of the Education & Workforce Committee, Business Roundtable
•Former Member, President’s Export Council

Virginia M. Rometty
Retired Executive Chairman, President and Chief Executive Officer of IBM Age: 67 Director since: 2020 Committees: Compensation & Management Development Committee Corporate Governance & Nominating Committee

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Director nominees	Board governance	Board oversight	Engagement

Qualification Highlights
•Technology: As former CEO of Intuit, brings valuable insight on transformational technology, cybersecurity, and data privacy and security
•Risk Management and Controls: Expertise in navigating complex business and financial risks in an innovative sector
•Financial Services: Executive leadership focused on data-driven growth and innovation in the financial technology and consumer financial services industry
•ESG Matters: Demonstrated leadership in creating opportunities for inclusive educational and economic development for underserved communities
Career Highlights
Marshall University, a public research university
•President (since 2022)
Intuit Inc., a global financial technology company
•Executive Chairman (2019-2021)
•Chairman (2016-2018)
•President and Chief Executive Officer (2008-2018)

Education
•Graduate of Marshall University
•Master of Management, Aquinas College
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•Amazon.com, Inc. (since 2023)
•Humana Inc. (since 2022)
•SurveyMonkey, formerly Momentive Global Inc. and SVMK Inc. (2017-2022)
•Nordstrom, Inc. (2013-2022)
•Intuit Inc. (2008-2022)
Other Experience
•Co-Founder, Wing 2 Wing Foundation

Brad D. Smith
President of Marshall University and Retired Executive Chairman, President and Chief Executive Officer of Intuit Inc. Age: 61 Director since: 2025 Committees: Risk Committee

Qualification Highlights
•Finance and Accounting: Distinctive expertise in finance, tax and accountancy from leadership roles in those fields for over three decades prior to his retirement
•Leadership of a Large, Complex Organization: Led over 270,000 people in over 150 countries as the former CEO of EY
•Regulated Industries: Comprehensive experience in a highly regulated industry combined with government policy and legislative positions
•ESG Matters: Unique perspective gained through leadership roles at JUST Capital, Council for Inclusive Capitalism and World Economic Forum
Career Highlights
EY, a leading global professional services organization providing assurance, consulting, strategy and transactions, and tax services
•Global Chairman and Chief Executive Officer (2013–2019)
•Member, Global Executive Board (2008–2019)
U.S. Government, appointments by four presidential administrations
•Member, President’s Strategic and Policy Forum (2017)
•Member, President’s Infrastructure Task Force (2015-2016)
•Assistant Secretary, U.S. Department of Treasury (Tax Policy) (2001-2002)

•Member, U.S. Social Security Administration Advisory Board (2000)
•Chief Tax and Budget Counsel, U.S. Senate (1991-1994)
Education
•Graduate of Emory University
•M.B.A. and J.D., Case Western Reserve University
•Master of Laws in Taxation, Georgetown University Law Center
Other U.S.-Listed Public Company Directorships Within the Past Five Years
•Johnson & Johnson (since 2019)
•MetLife, Inc. (since 2019)
•Accelerate Acquisition Corp. (2021-2022)
Non-U.S.-Listed Public Company Directorships Within the Past Five Years
•Saudi Arabian Oil Co. (Saudi Aramco) (since 2019)
Other Experience
•Board Member, JUST Capital
•Board Member, National Bureau of Economic Research
•Advisor and Member, Council for Inclusive Capitalism
•Former Member of the International Business Council and Global Agenda Steward for Economic Progress, World Economic Forum

Mark A. Weinberger
Retired Global Chairman and Chief Executive Officer of Ernst & Young LLP (“EY”) Age: 63 Director since: 2024 Committees: Audit Committee (Chair)

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Director nominees	Board governance	Board oversight	Engagement

Director independence
All of the Firm’s non-management Board members are independent, under both the New York Stock Exchange (“NYSE”) corporate governance listing standards and the Firm’s independence standards as set forth in its Governance Principles.
To be considered independent, a director must have no disqualifying relationships, as defined by the NYSE, and the Board must have affirmatively determined that he or she has no material relationships with JPMorganChase, either directly or as a partner, shareholder or officer of another organization that has a relationship with the Firm.
In assessing the materiality of relationships with the Firm, the Board considers relevant facts and circumstances. Given the nature and broad scope of the products and services provided by the Firm, there are from time to time ordinary course of business transactions between the Firm and a director, his or her immediate family members, or principal business affiliations. These may include, among other relationships: extensions of credit; provision of other financial and financial advisory products and services; business transactions for property or services; and charitable contributions made by the JPMorgan Chase Foundation or the Firm to a nonprofit organization of which a director is an officer. The Board reviews these relationships to assess their materiality and determine if any such relationship would impair the independence and judgment of the relevant director. The Board considered:
•Consumer credit: credit cards and other lines of credit and loans for directors Bammann, Buck, Burke, Combs, Gorsky, Hobson, Novakovic, Weinberger and/or their immediate family members
•Wholesale/commercial credit: extensions of credit and other financial and financial advisory products and services provided to: The Hershey Company, for which Ms. Buck is Chairman, President and Chief Executive Officer, and its subsidiaries; Berkshire Hathaway Inc., for which Mr. Combs is an Investment Officer, and its subsidiaries; Alto Pharmacy, LLC, for which Ms. Davis is the Chief Executive Officer, and its subsidiaries; ICONIQ Capital, LLC, for which Mr. Gorsky serves as a Managing Director; Ariel Investments, LLC, for which Ms. Hobson is Co-Chief Executive Officer and President, and its subsidiaries, affiliates and funds; certain entities wholly-owned by Ms. Hobson’s spouse and trusts for which such spouse serves as trustee; General Dynamics Corporation, for which Ms. Novakovic is Chairman and Chief Executive Officer, and its subsidiaries; Louis Dreyfus Company B.V., for which a sibling of Mrs. Rometty serves as the Trading Operations Officer and Cotton Platform Head, and its subsidiaries; Hearthside Food Solutions, LLC, for which a sibling of Mrs. Rometty serves as Chief Executive Officer, and its affiliates; and Marshall University, for which Mr. Smith is the President
•Goods, services: purchases from Berkshire Hathaway and subsidiaries of private aviation services and professional services related to the Firm’s corporate-owned aircraft; and purchases of corporate aircraft and associated maintenance services and parts provided by General Dynamics subsidiaries
•Other relationships: A son-in-law of Mr. Burke is a non-executive employed by the Firm and in 2024 was provided compensation less than $120,000 and benefits in accordance with the Firm’s employment and compensation practices applicable to employees holding comparable positions. He became Mr. Burke’s son-in-law in 2024. He has been employed by the Firm since 2021 and is currently a Business Relationship Manager in Consumer & Community Banking.
The Board, having reviewed the relevant relationships between the Firm and each non-management director, determined, in accordance with the NYSE’s listing standards and the Firm’s independence standards, that each non-management director (Linda B. Bammann, Michele G. Buck, Stephen B. Burke, Todd A. Combs, Alicia Boler Davis, Alex Gorsky, Mellody Hobson, Phebe N. Novakovic, Virginia M. Rometty, Brad D. Smith, and Mark A. Weinberger) had only immaterial relationships with JPMorganChase and accordingly is independent. Timothy P. Flynn and Michael A. Neal, each of whom retired in May 2024, had only immaterial relationships with JPMorganChase and accordingly were independent directors.
All directors who served on the Audit and Compensation & Management Development Committees of the Board were also determined to meet the additional independence and qualitative criteria of the NYSE listing standards applicable to directors serving on those committees. For more information about the committees of the Board, see pages 23-26.

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Director nominees | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

Director recruitment
The Governance Committee oversees the ongoing evaluation of candidates for Board membership and the candidate nomination process.

BOARD REVIEWS ITS NEEDS	CANDIDATE RECOMMENDATIONS	ASSESSMENT

The Board considers its composition and needs holistically, determining the diversity of experiences, backgrounds, perspectives and viewpoints required to effectively oversee the Firm, including its present and future strategy.
The Governance Committee solicits candidate recommendations from shareholders, directors, and management and, from time to time, has been assisted by a third-party advisor in identifying qualified candidates.

The Governance Committee considers the following in evaluating prospective directors, among other items:
•The Firm’s Governance Principles
•The Firm’s strategy, risk profile and current Board composition
•Candidate’s specific skills and experiences based on the needs of the Firm
•Candidate’s contribution to Board diversity in experiences, backgrounds, perspectives and viewpoints

FULL BOARD CONSIDERATION		CANDIDATE MEETINGS

The Governance Committee puts the candidate forward for consideration by the full Board.		The potential nominee meets with the Governance Committee, Lead Independent Director, Chair of the Board, other members of the Board and senior management, as appropriate.

The Governance Committee is engaged in an ongoing recruitment process designed to build a strong pipeline of prospective directors for the near and long-term. This includes candidates who are not available for board membership immediately but may become available in the future, such as candidates whose current professional commitments preclude board service and emerging leaders who require more experience. Often the Board works to develop a relationship with prospective candidates, becoming familiar with their skills and effectiveness, before the candidate is formally considered. The Board looks to recruit those who will contribute individually, and it seeks to balance skills, experience, personal attributes and tenure. All candidates recommended to the Governance Committee are evaluated based on the same standards outlined above.
The Firm’s By-laws provide for a right of proxy access. Our By-laws enable shareholders, under specified conditions, to include their nominees for election as directors in the Firm’s proxy statement. Under these provisions, a shareholder group of up to 20 shareholders who have continuously owned at least 3% of the Firm’s outstanding shares for at least three years may nominate up to 20% of the Board (but in any event at least two directors). For further information, see page 98.

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Director nominees	Board governance	Board oversight	Engagement

Recent board refreshment
Since our last annual meeting, the Board elected Brad D. Smith and Michele G. Buck to the Board effective January 21, 2025 and March 17, 2025, respectively. The Board used the process described on the previous page and took into account the considerations outlined on pages 9-11 and shareholder interest in board refreshment. Mr. Smith and Ms. Buck have been among a select group of individuals considered as part of the Governance Committee’s evaluation of prospective Board members in recent years.
Mr. Smith and Ms. Buck were familiar to a number of directors and executives based on their leadership roles at Intuit Inc. and The Hershey Company, respectively. Members of the Governance Committee suggested that they be considered as prospective candidates. Members of the Governance Committee met with them, as did Mr. Dimon and other Board members. Upon review of their qualifications and independence, the Governance Committee recommended their election by the Board.
For more information on Mr. Smith and Ms. Buck's qualifications, see page 17 and page 13, respectively.
Director re-nomination
The Governance Committee also oversees the re-nomination process. In determining whether to re-nominate a director for election at our annual meeting, the Governance Committee reviews each director, considering:
Retirement policy
Our Governance Principles require a non-management director to offer not to stand for re-election in each calendar year following a year in which the director will be 75 or older. The Board (other than the affected director) then determines whether to accept the offer. The Board has increased the retirement age from 72 to 75 to better align with peer financial institutions and to potentially expand the pool of director candidates. The Board believes that the appropriate mix of experience and fresh perspectives is an important consideration in assessing Board composition, and the best interests of the Firm are served by taking advantage of all available talent, and evaluations as to director candidacy should not be determined solely on age.
None of our director nominees will be 75 or older this year.
For a description of the annual Board and committee self-assessment process, see page 26.

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Board governance | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

02	Board governance
Strong governance practices
Our Board is guided by the Firm’s Governance Principles, and we adhere to the Commonsense Corporate Governance Principles and the Investor Stewardship Group’s Corporate Governance Principles for U.S. Listed Companies. Our sound governance practices include:

Annual election of all directors by majority vote	100% principal standing committee independence
Robust shareholder engagement process, including participation by our Lead Independent Director and semi-annual Board review of investor feedback	Ongoing consideration of Board composition and refreshment and annual review of board leadership structure
Lead Independent Director with an independent perspective and judgment as well as clearly-defined responsibilities	Limits on directors’ board and audit committee memberships
Executive sessions of independent directors at each regular Board meeting without the presence of the CEO	Direct Board access to, and regular interaction with, management
Annual Board and committee self-assessment guided by Lead Independent Director and review of progress on key action items throughout the year	Strong director attendance: each director attended 75% or more of total meetings of the Board and committees on which he or she served during 2024
No poison pill	Robust anti-hedging and anti-pledging policies
Ongoing director education	Stock ownership requirements for directors
Our Board’s leadership structure
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. Based on consideration of the factors described on page 22, our Board has determined that combining the roles of Chair and CEO is the most effective leadership structure for the Board at this time. The Board believes the present structure provides the Firm and the Board with strong leadership, appropriate independent oversight of management, continuity of experience that complements ongoing Board refreshment, and the ability to communicate the Firm’s business and strategy to shareholders, clients, employees, regulators and the public in a single voice.
As required by the Firm’s Governance Principles, when the role of the Chair is combined with that of the CEO, the independent directors appoint a Lead Independent Director. Our Lead Independent Director provides a strong counterbalance to the Chair, including facilitating independent oversight of management, promoting open dialogue among the independent directors during and in between Board meetings, leading executive sessions at each regular Board meeting without the presence of the CEO, and focusing on the Board’s priorities and processes.
In March 2025, the independent directors conducted their annual review of the Board’s leadership structure. This review was conducted first by the Governance Committee, which considered the factors on page 22, the Firm’s governance practices, which include executive sessions of independent directors as part of each regularly scheduled Board meeting and the directors’ frequent and open interactions with senior management, and the effectiveness of the Lead Independent Director role. Following its review, the Governance Committee recommended that the Board continue its current leadership structure and that Stephen B. Burke be re-appointed as Lead Independent Director. The independent directors of the Board then conducted their own review, again taking into account the factors on page 22, the Governance Committee’s recommendation and Mr. Burke’s strong performance in the Lead Independent Director role over the course of the prior year, and determined to maintain the current leadership structure with Mr. Burke serving as Lead Independent Director.
The Board maintains the ability to change its leadership structure at any time should it elect to do so and is not limited to its annual review of leadership structure. The Board has a general policy, upon the next CEO transition, that the Chair and CEO positions shall be separate, subject to the Board’s determination of the leadership structure that best serves the Firm and its shareholders at that time. This policy is reflected in the Firm’s Governance Principles and reinforces the Board’s longstanding commitment to independent oversight while also maintaining the Board’s ability to fulfill its fiduciary duty to determine the leadership structure that best serves shareholders.

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Director nominees	Board governance	Board oversight	Engagement

Factors the Board considers in reviewing its leadership structure
The Board reviews its leadership structure not less than annually, and conducted its most recent review in March 2025, considering the following factors:
•The respective responsibilities for the positions of Chair and Lead Independent Director (see table below for detailed information)
•The people currently in the roles of Chair and Lead Independent Director and their record of strong leadership and performance in their roles
•The current composition of the Board
•The policies and practices in place to provide independent Board oversight of management (including Board oversight of CEO performance and compensation, regular executive sessions of the independent directors, Board input into agendas and meeting materials, and Board self-assessment)
•The Firm’s circumstances, including its financial performance
•The views of our stakeholders, including shareholders
•Trends in corporate governance, including practices at other public companies, and studies on the impact of leadership structures on shareholder value
•Such other factors as the Board determines
Respective duties and responsibilities of the chair and lead independent director

Chair	Calls Board and shareholder meetings
Presides at Board and shareholder meetings
Approves Board meeting schedules, agendas and materials, subject to the approval of the Lead Independent Director

Lead Independent Director	Has the authority to call for a Board meeting or a meeting of independent directors
Presides at Board meetings in the Chair’s absence or when otherwise appropriate
Approves agendas and adds agenda items for Board meetings and meetings of independent directors
Acts as liaison between independent directors and the Chair/CEO
Presides over executive sessions of independent directors
Engages and consults with major shareholders and other constituencies, where appropriate
Provides advice and guidance to the CEO on executing long-term strategy
Guides the annual performance review of the Chair/CEO
Advises the CEO of the Board’s needs and expectations
Guides annual independent director consideration of CEO compensation
Meets one-on-one with the Chair/CEO following executive sessions of independent directors
Guides the Board in its consideration of CEO succession
Guides the annual self-assessment of the Board

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Director nominees	Board governance	Board oversight	Engagement

Board meetings and attendance

8 Regularly scheduled Board meetings Communication between meetings as appropriate	8 Executive sessions of independent directors Led by Lead Independent Director	41 Meetings of principal standing committees	8 Meetings of specific purpose committees	2 Special Board meetings

The Board conducts its business as a whole and through a well-developed committee structure in adherence to our Governance Principles. The Board has established practices and processes to actively manage its information flow, set meeting agendas and promote sound, well-informed decisions.
Board members have direct access to management and regularly receive information from, and engage with, management during and outside of formal Board meetings.
In addition, the Board and each committee has the authority and resources to seek legal or other expert advice from sources independent of management.
The full Board met 10 times at eight regularly scheduled Board meetings and two special Board meetings in 2024. For more information on committees, see below. Each director attended 75% or more of the total meetings of the Board and the committees on which he or she served in 2024.
Committees of the Board
A significant portion of our Board’s oversight responsibilities is carried out through its five independent, principal standing committees: Audit Committee, CMDC, Governance Committee, Public Responsibility Committee (“PRC”) and Risk Committee. Allocating responsibilities among committees allows more in-depth attention devoted to the Board’s oversight of the business and affairs of the Firm.
Committees meet regularly in conjunction with scheduled Board meetings and hold additional meetings as needed. Each committee reviews reports from senior management and reports its actions to, and discusses its recommendations with, the full Board.
Each principal standing committee operates pursuant to a written charter. These charters are available on our website at jpmorganchase.com/about/governance/board-committees. Each charter is reviewed at least annually as part of the Board’s and each respective committee’s self-assessment.
The Board annually reviews the allocation of responsibility among the committees as part of the Board and committee self-assessment. For more information about the self-assessment process, see page 26.
Each committee has oversight of specific activities and risk, and engages with the Firm’s senior management responsible for those areas.
All committee chairs are appointed at least annually by our Board. Committee chairs are responsible for:
•Calling meetings of their committees
•Approving agendas for their committee meetings
•Presiding at meetings of their committees
•Serving as a liaison between committee members and the Board, and between committee members and senior management, including the CEO
•Working directly with the senior management responsible for committee mandates
The Board has determined each member of the Audit Committee (Michele G. Buck, Alex Gorsky, Phebe N. Novakovic and Mark A. Weinberger) to be an audit committee financial expert in accordance with the definition established by the SEC, and that Ms. Bammann, the chair of the Risk Committee, has experience in identifying, assessing and managing risk exposures of large, complex financial firms in accordance with rules issued by the Board of Governors of the Federal Reserve System (“Federal Reserve”).

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Director nominees	Board governance	Board oversight	Engagement

Key oversight responsibilities of the principal standing committees of the Board

Board of directors

Audit Oversees:	15 meetings in 2024

•The independent registered public accounting firm’s qualifications and independence
•The performance of the internal audit function and the independent public accounting firm
•Management’s responsibilities to ensure that there is an effective system of controls reasonably designed to:
—Safeguard the assets and income of the Firm

—Ensure integrity of financial statements
—Maintain compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations
•Internal control framework
•Reputational risks and conduct risks within its scope of responsibility

CMDC Oversees:	6 meetings in 2024
•Development of and succession for key executives •Compensation principles and practices •Compensation and qualified benefit programs •Operating Committee performance assessments and compensation	•Culture and significant employee conduct issues and any related actions •Reputational risks and conduct risks within its scope of responsibility

Governance Oversees:	8 meetings in 2024
•Review of the qualifications of proposed nominees for Board membership •Corporate governance practices applicable to the Firm •The framework for the Board’s self-assessment	•Shareholder engagement •Board and committee composition •Reputational risks and conduct risks within its scope of responsibility

Risk Oversees:	8 meetings in 2024

•Management’s responsibility to implement an effective global risk management framework reasonably designed to identify, assess and manage the Firm’s risks, including:
—Strategic risk
—Market risk
—Credit and investment risk
—Operational risk

•Applicable primary risk management policies
•Risk appetite results and breaches
•The Firm’s capital and liquidity planning and analysis
•Reputational risks and conduct risks within its scope of responsibility

PRC Oversees:	4 meetings in 2024
•Community investing and fair lending practices •Political contributions, major lobbying priorities and principal trade association memberships related to public policy •Sustainability
•Consumer practices, including consumer experience, consumer complaint resolution and consumer issues related to disclosures, fees or the introduction of major new products
•Reputational risks and conduct risks within its scope of responsibility

For more information about committee responsibilities, see committee Charters available at: jpmorganchase.com/about/ governance/board-committees.

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Director nominees	Board governance	Board oversight	Engagement

Other standing committees
The Board has two additional standing committees:
Stock Committee: The committee is responsible for implementing the declaration of dividends, authorizing the issuance of stock, administering the dividend reinvestment plan and implementing share repurchase plans. The committee acts within Board-approved limitations and capital plans.
Executive Committee: The committee may exercise all the powers of the Board that lawfully may be delegated, but with the expectation that it will not take material actions absent special circumstances.
The Board may establish additional standing committees as needed.
Specific purpose committees
The Board establishes specific purpose committees as appropriate to address specific issues. The Board currently has two such committees, the Markets Compliance Committee and the Omnibus Committee. The Markets Compliance Committee provides oversight in connection with certain markets-related matters, including issues related to trading venues and trade surveillance data feeds. The Omnibus Committee reviews matters delegated by the Board.
As the Firm achieves its objectives in a specific area, the work of the relevant specific purpose committee will be concluded and the committee appropriately disbanded.
Additional Specific Purpose Committees may be established from time to time in the future to address particular issues.
Current board committee membership

Director	Audit	CMDC	Governance	PRC	Risk	Specific Purpose[1]
Stephen B. Burke[2]		C				A
Linda B. Bammann					C	B
Michele G. Buck
Todd A. Combs			C			A
Alicia Boler Davis
James Dimon
Alex Gorsky
Mellody Hobson				C		A
Phebe N. Novakovic
Virginia M. Rometty						A
Brad D. Smith
Mark A. Weinberger	C

Member	C	Chair
1The Board’s Specific Purpose Committees in 2024 were:
A – Markets Compliance Committee
B – Omnibus Committee
2Lead Independent Director

Mr. Smith and Ms. Buck were elected to the Board in October 2024, effective January 21, 2025, and December 2024, effective March 17, 2025, respectively. All other directors of the Firm were elected by shareholders in 2024. All of the directors of the Firm comprise the full Boards of JPMorgan Chase Bank, National Association (the “Bank”) and an intermediate holding company, JPMorgan Chase Holdings LLC (the “IHC”). Mr. Burke is the independent Chair of the Board of the Bank; IHC does not have a Chair of the Board.

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Director nominees	Board governance	Board oversight	Engagement

Board and committee self-assessment
The Board conducts an annual self-assessment aimed at enhancing its effectiveness. Through this practice, which includes an assessment of its policies, procedures and performance, the Board identifies areas for further consideration and improvement. In assessing itself, the Board takes a multi-year perspective. The Board self-assessment is guided by the Lead Independent Director and is conducted in phases.

SELF-ASSESSMENT FRAMEWORK

The Governance Committee reviews and provides feedback on the annual self-assessment process.

BOARD AND COMMITTEE ASSESSMENTS

The Board reviews the actions taken in response to the previous year’s self-assessment and reviews the Board’s performance against regulatory requirements, including its responsibilities under the Office of the Comptroller of the Currency’s “Heightened Standards” for large national banks, as well as the Federal Reserve’s Supervisory Guidance on Board of Directors’ Effectiveness.
Topics addressed in the Board assessment generally include: strategic priorities; Board composition and structure; how the Board spends its time; oversight of and interaction with management; oversight of culture & conduct; talent management and succession planning; committee effectiveness; and specific matters that may be relevant.
Each principal standing committee conducts a self-assessment that includes a review of performance against committee charter requirements and focuses on committee agenda planning and the flow of information received from management. Committee discussion topics include committee composition and effectiveness, leadership, and the content and quality of meeting materials.

ONE-ON-ONE DISCUSSIONS

The directors hold private individual discussions with the General Counsel using a discussion guide that frames the self-assessment.
The General Counsel and Lead Independent Director review feedback from the individual discussions.

ACTION ITEMS

The General Counsel and Lead Independent Director report the feedback received to the Board.
Appropriate action plans are developed to address the feedback received from the Board and committee assessments. Throughout the year, the Board and committees partner with management to execute and evaluate progress on action items.

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Director nominees	Board governance	Board oversight	Engagement

Director education
Our director education program focuses on incorporating key strategic and important cross-business issues and is designed to assist Board members in fulfilling their responsibilities. The director education program commences with an orientation program when a new director joins the Board. Ongoing education for all directors is conducted throughout the year through “deep dive” presentations from LOBs, discussions and presentations by subject matter experts and other events. In 2024, directors participated in programs on a number of subjects, including:
•deep dive sessions from each LOB covering topics such as products, services, strategy and control environment;
•finance deep dives;
•geopolitical updates;
•governance and disclosures related to Firm and ESG commitments;
•key laws, regulations and supervisory requirements applicable to the Firm;
•significant and emerging risks;
•technology, AI and cybersecurity updates; and
•workforce matters, including diversity and inclusion.

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Corporate governance | Board oversight

Director nominees	Board governance	Board oversight	Engagement

03	Board oversight
The Board is responsible for oversight of the business and affairs of the Firm on behalf of shareholders. It is also responsible for setting the cultural “tone at the top.” Among its core responsibilities, the Board oversees:
Strategy
The Board of Directors oversees the formulation and implementation of the Firm’s strategic initiatives and reviews and approves the Firm’s annual strategic plan. Annual strategic plans include evaluation of performance against the prior year’s initiatives, assessment of the current operating environment, refinement of existing strategies and development of new strategic initiatives. Throughout the year, the CEO and senior management provide updates on the Firm’s overall strategic direction, including updates on the opportunities and performance, priorities and implementation of strategies in their respective LOBs and Corporate functions. These management presentations are the foundation of active dialogue with, and feedback from, the Board about the strategic risks and opportunities facing the Firm and its businesses.
Executive performance, talent management and succession planning
The CMDC reviews the Firm’s performance periodically during the course of the year, and formally, at least annually. The CMDC’s review of the CEO’s performance is presented to the Board in connection with the Board’s review of executive officer annual compensation.
In accordance with our Governance Principles, succession planning is considered at least annually by the Board. The CMDC reviews the succession plan for the CEO in preparation for discussion by the Board, with such discussion guided by the Lead Independent Director. These discussions occur with and without the CEO and include consideration of recommendations, evaluations and development plans for potential CEO successors, in addition to ongoing review of the Firm’s long-term strategy and analyses of CEO transitions at other companies, among other factors.
The Board is focused on enabling an orderly CEO transition to take place in the medium-term. As part of succession planning, the Board continues to oversee management’s development of several Operating Committee members who are well-known to shareholders as strong potential candidates to succeed Mr. Dimon. As part of this, individual OC members have been provided with opportunities to gain exposure to different parts of the business and to deepen their leadership experience in new and expanded roles.
In January 2025, the Firm announced that Daniel Pinto, President and Chief Operating Officer, is expected to retire at the end of 2026. He will relinquish his responsibilities as President and COO as of June 30, 2025 and is expected to continue to serve as Vice Chairman through the end of 2026. Jennifer Piepszak has become Chief Operating Officer. Doug Petno, Co-head of Global Banking, succeeded Ms. Piepszak as Co-CEO of the CIB, partnering with Troy Rohrbaugh, who continues as Co-CEO of the CIB. Marianne Lake and Mary Erdoes continue as CEO of Consumer & Community Banking and CEO of Asset & Wealth Management, respectively. The Board believes that these senior management changes will help the Firm better serve its clients as well as further develop the Firm’s most senior leaders.
The CMDC also periodically reviews the succession plan for members of the OC other than the CEO to build a robust talent pipeline for specific critical roles. The Board has numerous opportunities to meet with, and assess development plans for, members of the OC and other high-potential senior management leaders. This occurs through various means, including informal meetings, presentations to the Board and its committees, and Board dinners. For further information, see "Compensation discussion and analysis" (“CD&A”) on page 39.

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Board oversight | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

Financial performance and condition
Throughout the year, the Board reviews the Firm’s financial performance and condition, including overseeing management’s execution against the Firm’s capital, liquidity, strategic and financial operating plans.
Reports on the Firm’s financial performance and condition are presented at each regularly scheduled Board meeting. The Firm’s annual Comprehensive Capital Analysis and Review (“CCAR”) capital plan submission, which contains the Firm’s proposed plans to make capital distributions, such as dividend payments, stock repurchases and other capital actions, is reviewed and approved prior to its submission to the Federal Reserve. In addition, the Audit Committee assists the Board in the oversight of the Firm’s financial statements and internal control framework. The Audit Committee also assists the Board in the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm. For further information, see “Risk management and internal control framework” below.
Risk management and internal control framework
Risk is an inherent part of JPMorganChase’s business activities. When the Firm extends a consumer or wholesale loan, advises customers and clients on their investment decisions, makes markets in securities, or offers other products or services, the Firm takes on some degree of risk. The Firm’s overall objective is to manage its business, and the associated risks, in a manner that balances serving the interests of its clients, customers and investors, and protecting the safety and soundness of the Firm.
The Firm’s risk governance framework is managed on a firmwide basis. The Board of Directors oversees management’s strategic decisions, and the Risk Committee oversees Independent Risk Management (“IRM”) and the Firm’s risk governance framework. Cybersecurity risk is overseen by the full Board, with additional oversight of the relevant risk framework and controls provided by the Audit and Risk Committees. Board committees support the Board’s oversight responsibility by overseeing the risk categories related to such committee’s specific area of focus.
Committee chairs report significant matters discussed at committee meetings to the full Board. Issues escalated to the full Board may be dealt with in several ways, as appropriate, for example: oversight of risk may remain with the particular principal standing committee of the Board, the Board may establish or direct a specific purpose committee to oversee such matters, or the Board may ask management to present more frequently to the full Board on the issue.
Environmental, social and governance matters
Oversight of ESG-related matters is part of the Board’s work in setting the policies and principles that govern our business, including:
•the Firm’s governance-related policies and practices;
•our systems of risk management and controls;
•our investment in our employees;
•the manner in which we serve our customers and support our communities; and
•how we advance sustainability in our business and operations.
Board committees each consider ESG-related matters within their scope of responsibility. The PRC provides oversight of the Firm’s positions and practices on public responsibility matters such as community investment, fair lending, consumer practices, sustainability and other public policy issues that reflect the Firm’s values and character and impact its reputation among its stakeholders. The CMDC oversees the Firm’s culture, including reviewing employee-related diversity programs; the Risk Committee considers climate risk; the Governance Committee reviews board composition and also considers shareholder proposals; and the Audit Committee assists the Board in its oversight of compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations. In the past year, Board and committee discussion topics included, among others, sustainability, Diversity, Opportunity & Inclusion ("DOI"), Racial Equity Commitment, and governance of ESG initiatives.
In the second half of 2025, we intend to release a consolidated report on ESG and climate topics. In recent years, we published an annual ESG Report, which provided information on how we are addressing the ESG-related matters that we and our stakeholders view as important to our business. Additionally, we published a Climate Report, which included disclosure about the Firm’s approach to climate-related risks and opportunities. In 2024, our ESG-related disclosures were informed by the Global Reporting Initiative, Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures as applicable. We continue to monitor the evolving disclosure landscape as we iterate on our approach to disclosure. The ESG information page on our website is available at jpmorganchase.com/about/governance/esg.

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Corporate governance | Engagement

Director nominees	Board governance	Board oversight	Engagement

04	Engagement
Our directors meet periodically throughout the year with the Firm’s shareholders, employees, regulators, community and business leaders, and other persons interested in our strategy, business practices, governance, culture and performance. For more information regarding the Firm’s compensation practices and principles and their implementation, see the CD&A on pages 39-63.
Shareholders and other interested parties
We have an active and ongoing approach to engagement on a wide variety of topics throughout the year. Our engagement efforts are outlined below.

HOW WE COMMUNICATE:	WHO WE ENGAGE:	HOW WE ENGAGE:

•Annual Report •Proxy statement and supplemental filings •SEC filings •Earnings materials •Press releases •Firm website •Reports and publications •Events and conferences
•Community and business leaders and clients
•Institutional shareholders, including portfolio managers, investment analysts and stewardship teams
•Retail shareholders
•Fixed income investors and analysts
•Sell side and financials-focused analysts
•Proxy advisory firms
•Rating firms
•Non-governmental organizations
•Industry thought leaders
•Quarterly earnings calls •Investor meetings and conferences •Shareholder Outreach Program •Annual Meeting of Shareholders •Investor queries to Investor Relations

Shareholder Outreach Program:
•We maintain an ongoing Shareholder Outreach Program that focuses on topics such as executive compensation, management succession planning, Board composition and refreshment and shareholder rights. We also host discussions on how the Firm manages opportunities and risks related to artificial intelligence, reporting frameworks, ESG and other items of investor interest. In addition, we also meet with shareholders and fixed income holders who request ad hoc engagements
•In 2024, we invited more than 280 of our shareholders, proxy advisory firms and third-party stewardship engagement firms to join engagement sessions with the Firm’s directors, management and other subject matter experts. We provided updates on topics of interest, addressed shareholder questions and solicited shareholders' perspectives and feedback. Directors participate in these meetings as appropriate
•We provide the Board with information on areas of shareholder focus and feedback from these engagement sessions

INVESTOR ENGAGEMENTS

Senior Management Engagement
•Presented at approximately 20 investor conferences
•Held approximately 48 meetings to connect shareholders with the Firm’s senior leaders
•Met with shareholders, fixed income holders and other parties
Investor Engagement
•Held approximately 255 engagements with shareholders and other stakeholders that represented approximately 52% of the Firm’s outstanding common stock
•Directors participated as appropriate
•Frequently discussed topics included:
—Board and management succession planning, including recent Board refreshment and future Board leadership structure in preparation for CEO succession
—Executive compensation, including 91% shareholder support for Say on Pay at the 2024 Annual Meeting
—The Firm's approach to the regulatory environment
—The Firm's risk management approach to cybersecurity, AI, geopolitics, the macro-economic landscape, and disclosure of an Energy Supply Financing Ratio
—The Firm's sustainability efforts
—The Firm’s human capital management strategy

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Engagement | Corporate governance

Director nominees	Board governance	Board oversight	Engagement

Employees
The Board is committed to maintaining a strong corporate governance culture that instills and enhances a sense of personal accountability on the part of all of the Firm’s employees.
In addition to discussions at Board meetings with senior management about these efforts, our directors participate in events outside of the boardroom including meetings with employees that emphasize this commitment. These meetings include LOB and leadership team events such as our annual senior leaders’ meetings and informal sessions with members of the OC and other senior leaders. In 2024, members of our Board participated in Regional Director dinners, Firmwide senior leadership events, LOB industry events and Business Resource Groups’ (“BRGs”) events.
Regulators
Our Board and senior leaders regularly meet with regulators. These interactions help us learn first-hand from regulators about matters of importance to them and their expectations of us. They also provide a forum for the Board and management to keep our regulators well-informed about the Firm’s performance and business practices.
Stakeholders
As we strive to deliver value, management engages with our stakeholders, including our customers, suppliers and leaders in the communities in which we work, on a range of issues and in a variety of ways. These may include, for example, participation in consumer advisory groups and meetings with policy advocacy groups and nonprofit organizations. We actively seek feedback on key topics to help us better understand what is important to our stakeholders and find ways to deliver value while also navigating financial, legal and regulatory considerations. In recent years, we have engaged in extensive stakeholder outreach pertaining to, among other topics, the Firm’s enterprise risk management framework, human capital management and sustainability.
Management shares feedback from these relationships and engagements with the Board, providing the Board with valuable insights. Board members also participate in engagements with stakeholders through client events, industry conferences, and shareholder discussions as appropriate.

2025 Proxy Statement	31

Corporate governance | Director compensation

Director compensation
The Governance Committee is responsible for reviewing director compensation and making recommendations to the Board. In making its recommendations, the Governance Committee annually reviews the Board’s responsibilities and the compensation practices of peer firms, which include the primary financial services peer group referenced with respect to the compensation of our NEOs. For more information see “Evaluating market practices” on page 46.
The Board believes a best practice is to link director compensation to the Firm’s performance; therefore, a significant portion of director compensation is paid in common stock.
Annual compensation
For 2024, each non-employee director was entitled to receive an annual cash retainer of up to $110,000 and, if the non-employee director was on the Board at the time when annual performance year equity awards were granted, an annual grant of deferred stock units valued at $265,000.
Compensation paid during 2024, including additional cash compensation paid for certain committee and other service, is described in the following tables.
Each deferred stock unit included in the annual grant to directors represents the right to receive one share of the Firm’s common stock and dividend equivalents payable in deferred stock units for any dividends paid. Deferred stock units have no voting rights. In January of the year immediately following a director’s retirement from the Board, deferred stock units are distributed in shares of the Firm’s common stock in either a lump sum or in annual installments for up to 15 years as elected by the director.
The following table summarizes the 2024 annual compensation for non-employee directors for service on the Boards of the Firm, the Bank and J.P. Morgan Securities plc (“JPMS plc”). There is no additional compensation paid for service on the Board of IHC.

Compensation	Amount ($)
Board retainer	$110,000
Lead Independent Director retainer	35,000
Audit and Risk Committee chair retainer	30,000
Audit and Risk Committee member retainer	20,000
All other committees chair retainer	20,000
Deferred stock unit grant	265,000
Bank Board retainer	20,000
Bank Board’s chair retainer	30,000
JPMS plc chair retainer	511,147[1]
1Total compensation stated above is reflective of additional roles as board chair of JPMS plc and chair of each of the JPMS plc Nomination and UK Remuneration committees.
The Board may periodically ask directors to serve on one or more Specific Purpose Committees or other committees that are not one of the Board’s principal standing committees or to serve on the board of directors of a subsidiary of the Firm. Any compensation for such service is included in the “2024 Director compensation table” on the next page.

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Director compensation | Corporate governance

2024 Director compensation table
The following table shows the compensation for each non-employee director in 2024.

Director	Fees earned or paid in cash ($)[1]	2024 Stock award ($)[2]	Other fees earned or paid in cash ($)[3]	Total ($)
Stephen B. Burke	$165,000	$265,000	$70,000	$500,000
Linda B. Bammann	160,000	265,000	20,000	445,000
Todd A. Combs	130,000	265,000	40,000	435,000
Alicia Boler Davis	130,000	265,000	20,000	415,000
Timothy P. Flynn[4]	61,978	265,000	277,172	604,150
Alex Gorsky	130,000	265,000	20,000	415,000
Mellody Hobson	150,000	265,000	40,000	455,000
Michael A. Neal[5]	50,357	265,000	21,033	336,390
Phebe N. Novakovic	130,000	265,000	20,000	415,000
Virginia M. Rometty	110,000	265,000	37,500	412,500
Mark A. Weinberger	143,022	265,000	19,176	427,198
1Includes fees earned, whether paid in cash or deferred, for service on the Board of Directors. For additional information on each director’s service on committees of JPMorganChase, see “Committees of the Board” on pages 23-25.
2On January 16, 2024, each non-employee director who was on the Board at the time when annual performance year equity awards were granted, received an annual grant of deferred stock units valued at $265,000, based on a grant date fair market value of the Firm’s common stock of $166.1950 per share. The aggregate number of stock and option awards outstanding at December 31, 2024, for each current director is included in the “Security ownership of directors and executive officers” table on page 76 under the columns “SARs/Options exercisable within 60 days” and “Additional underlying stock units,” respectively. All such awards are vested.
3Includes fees paid to the non-employee directors for their service on the Board of Directors of the Bank or who are members of one or more Specific Purpose Committees. A fee of $2,500 is paid for each Specific Purpose Committee meeting attended (with the exception of the Omnibus Committee). Also includes for Mr. Flynn, $255,573 in compensation paid during 2024, in consideration of his service as a director of JPMS plc, the Firm’s principal operating subsidiary outside the U.S. and a subsidiary of the Bank.
4Mr. Flynn retired from the Board in May 2024 when his term expired on the eve of the 2024 annual meeting. Retainers for Board, committee service, and JPMS plc were pro-rated. Other fees paid to Mr. Flynn include an amount for a commemorative item for his service on the Board and an amount to cover taxes for the item.
5Mr. Neal retired from the Board in May 2024 when his term expired on the eve of the 2024 annual meeting. Retainers for Board and committee service were pro-rated. Other fees paid to Mr. Neal include an amount for a commemorative item for his service on the Board and an amount to cover taxes for the item.
Stock ownership: no sales, no hedging, no pledging
As stated in the Governance Principles, each director retains all shares of the Firm’s common stock he or she purchased on the open market or received pursuant to his or her service as a Board member for as long as he or she serves on our Board absent any exceptions discussed by the Governance Committee. In addition, shares held personally by a director may not be held in margin accounts or otherwise pledged as collateral, nor may the economic risk of such shares be hedged. Further information on the Firm’s “Anti-hedging/anti-pledging provisions” can be found on page 50.
Deferred compensation
Each year, non-employee directors may elect to defer all or part of their cash compensation. A director’s right to receive future payments under any deferred compensation arrangement is an unsecured claim against JPMorganChase’s general assets. Cash amounts may be deferred into various investment equivalents, including deferred stock units.
Upon retirement from the Board, compensation deferred into stock units will be distributed in stock; all other deferred cash compensation will be distributed in cash. Deferred compensation will be distributed in either a lump sum or in annual installments for up to 15 years as elected by the director commencing in January of the year following the director’s retirement from the Board.
Reimbursements and insurance
The Firm reimburses directors for their expenses in connection with their Board service or pays such expenses directly. The Firm also pays the premiums on directors’ and officers’ liability insurance policies and on travel accident insurance policies covering directors as well as employees of the Firm.

2025 Proxy Statement	33

Corporate governance | Other corporate governance policies and practices

Other corporate governance policies and practices
Shareholder rights
The Firm’s Certificate of Incorporation and By-laws provide shareholders with important rights, including:
•Proxy access, which enables eligible shareholders to include their nominees for election as directors in the Firm’s proxy statement. For further information, see page 98, “Shareholder proposals and nominations for the 2026 annual meeting”
•The ability to call a special meeting by shareholders holding at least 20% of the outstanding shares of our common stock (net of hedges)
•The ability of shareholders holding at least 20% of the outstanding shares of our common stock (net of hedges) to seek a corporate action by written consent without a meeting on terms substantially similar to the terms applicable to call special meetings
•Majority election of directors
•No “poison pill” in effect
•No super-majority vote requirements in our Certificate of Incorporation or By-laws
The Firm’s Certificate of Incorporation and By-laws are available on our website at jpmorganchase.com/about/governance.
Policies and procedures for approval of related party transactions
The Firm has adopted a written Transactions with Related Persons Policy (“Related Persons Policy”), which sets forth the Firm’s policies and procedures for reviewing and approving transactions with related persons — our directors, executive officers, their respective immediate family members and 5% shareholders. The transactions covered by the Related Persons Policy include any financial transaction, arrangement or relationship in which the Firm is a participant, and the related person has or will have a direct or indirect material interest.
After becoming aware of any transaction which may be subject to the Related Persons Policy, the director or executive officer involved in such transaction is required to report all relevant facts with respect to the transaction to the General Counsel of the Firm. Upon determination by the General Counsel that a transaction requires review under the Related Persons Policy, the material facts of the transaction and the related person’s interest in the transaction are provided to the Governance Committee. The transaction is then reviewed by the disinterested members of the Governance Committee, who determine whether approval or ratification of the transaction shall be granted. In reviewing a transaction, the Governance Committee considers facts and circumstances that it deems relevant to its determination, such as: management’s assessment of the commercial reasonableness of the transaction; the materiality of the related person’s direct or indirect interest in the transaction; whether the transaction may involve an actual, or the appearance of, a conflict of interest; and, if the transaction involves a director, the impact of the transaction on the director’s independence.
Certain types of transactions are pre-approved in accordance with the terms of the Related Persons Policy. These include transactions in the ordinary course of business involving financial products and services provided by, or to, the Firm, including loans, provided such transactions are in compliance with the Sarbanes-Oxley Act of 2002, Federal Reserve Board Regulation O and other applicable laws and regulations.
Transactions with directors, executive officers and 5% shareholders
Our directors and executive officers, and some of their immediate family members and affiliated entities, and BlackRock, Inc. and affiliated entities (“BlackRock”) and The Vanguard Group and affiliated entities (“Vanguard”), beneficial owners of more than 5% of our outstanding common stock, were customers of, or had transactions with or involving, JPMorganChase or our banking or other subsidiaries in the ordinary course of business during 2024. Additional transactions may be expected to take place in the future.

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Other corporate governance policies and practices | Corporate governance

Any outstanding loans to the foregoing persons and entities and any other transactions involving the Firm’s financial products and services (such as banking, brokerage, investment, investment banking and financial advisory products and services) provided to such persons and entities: (i) were made in the ordinary course of business, (ii) were made on substantially the same terms (including interest rates and collateral (where applicable)), as those prevailing at the time for comparable transactions with persons and entities not related to the Firm (or, where eligible with respect to executive officers, immediate family members and affiliated entities, on such terms as are available under our employee benefits or compensation programs) and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.
The fiduciary committees for the JPMorgan Chase Retirement Plan and for the JPMorgan Chase 401(k) Savings Plan (each, a “Plan”) entered into agreements with BlackRock giving it discretionary authority to manage certain assets on behalf of each Plan. Pursuant to these agreements, fees of approximately $4.1 million were paid by the Plans to BlackRock in 2024. The JPMorgan Chase UK Retirement Plan paid BlackRock approximately £99,200 (approximately $128,1001) for the portfolio management services provided to its Trustee, JPMorgan Pension Trustees Limited through April 2024. JPMorganChase paid BlackRock approximately $14.7 million in 2024 to access and utilize its Aladdin® platform.
The Firm agreed to co-invest up to $200 million alongside the Project Black Fund (the “Co-Invest Program”), a private equity initiative of an affiliate of Ariel Investments, LLC, of which Mellody Hobson is Co-CEO and President, which is intended to position the portfolio companies to serve as leading suppliers to Fortune 500 companies increasing the number of minority business enterprises in this sector. The Firm will not receive fees from or pay fees to Ariel Investments, LLC or any of its affiliates in connection with the Co-Invest Program, and such Program is not material to Ms. Hobson or Ariel Investments, LLC. The Firm made no co-investments under the Program in 2024.
Compensation & Management Development Committee interlocks and insider participation
The members of the CMDC are listed on page 25. No member of the CMDC is or ever was a JPMorganChase officer or employee, other than Linda B. Bammann, who previously served as an officer of JPMorganChase 15 years before joining the CMDC and 8 years before joining the Board. No JPMorganChase executive officer is, or was during 2024, a member of the board of directors or compensation committee (or other committee serving an equivalent function) of another company that has, or had during 2024, an executive officer serving as a member of our Board or the CMDC. All of the members of the CMDC, and/or some of their immediate family members and affiliated entities, were customers of, or had transactions with or involving, JPMorganChase or our banking or other subsidiaries in the ordinary course of business during 2024. Additional transactions may be expected to take place in the future. Any outstanding loans to the directors serving on the CMDC and their immediate family members and affiliated entities, and any transactions involving other financial products and services provided by the Firm to such persons and entities, were made in accordance with the standards stated above for transactions with directors, executive officers and 5% shareholders.
Political activities and lobbying
JPMorganChase believes that responsible corporate citizenship demands a commitment to a healthy and informed democracy through civic and community involvement. Our business is subject to extensive laws and regulations at the international, federal, state and local levels, and changes to such laws can significantly affect how we operate, our revenues and the costs we incur. Because of the potential impact public policy can have on our businesses, employees, communities and customers, we engage with policymakers in order to advance and protect the long-term interests of the Firm.
The PRC oversees the Firm’s significant policies and practices regarding political contributions, major lobbying priorities and principal trade association memberships that relate to the Firm’s public policy objectives.
1     Conversion to dollar amount is as of March 21, 2025

2025 Proxy Statement	35

Corporate governance | Other corporate governance policies and practices

The Firm’s policies and practices related to political activities:
•prohibit the use of corporate funds to support candidates, political party committees and political action committees (“PACs”), including SuperPACs and other entities organized under Section 527 of the Internal Revenue Code, to promote the election or defeat of candidates for office;
•provide that the Firm restrict U.S. trade organizations and groups organized under Section 501(c)(4) of the Internal Revenue Code of which it is a member from using the Firm’s dues payments for any election-related activity; and
•prohibit the use of corporate funds to make independent political expenditures, as defined by the rules of the Federal Election Commission, including electioneering communications.
The Firm discloses on its website contributions made by the Firm’s PACs and contributions of corporate funds made in connection with ballot initiatives.
For further information regarding the Firm’s policy engagement, political contributions and lobbying activity, view our Political Engagement and Public Policy Statement on our website.
Code of Conduct
The Code of Conduct is a collection of principles designed to assist employees and directors in making decisions about their conduct in relation to the Firm’s business.
Employees and directors receive regular conduct training. They must also affirm that they have read, understand, and are in compliance with the Code of Conduct. Employees and directors are required to raise concerns about misconduct and report any potential or actual violations of the Code of Conduct, any Firm policy, or any law or regulation applicable to the Firm’s business. The Code of Conduct prohibits intimidation or retaliation against anyone who raises an issue or concern in good faith or assists with an investigation.
Employees and directors can report potential or actual violations of the Code of Conduct, Firm policy, law, or regulation to management, Human Resources (“HR”), Global Security, the Office of the General Counsel, or via the Firm's Conduct Hotline (“Hotline”), either by phone, online or mobile device. The Hotline is anonymous, where permitted by law. It is available 24/7 globally, with translation services. The Hotline is maintained by a third-party service provider.
Employees in HR and Global Security follow specific procedures when handling employee-initiated complaints. Suspected violations of the Code of Conduct, Firm policy, or law or regulation are investigated by the Firm and may result in an employee being cleared of the suspected violation or in an escalating range of actions, including termination of employment, depending upon the facts and circumstances. Compliance and HR report periodically to the Audit Committee on the Code of Conduct program. The CMDC periodically reviews reports from management regarding significant conduct issues and any related employee actions.
Code of Ethics for Finance Professionals
The Code of Ethics for Finance Professionals (“Code of Ethics”), a supplement to the Code of Conduct, applies to the Chairman, CEO, CFO, and Principal Accounting Officer, and all other finance professionals of the Firm serving in a finance, accounting, treasury, tax, or investor relations role. The purpose of our Code of Ethics is to promote honest and ethical conduct and adherence with the law in connection with the maintenance of the Firm’s financial books and records and the preparation of our External Financial Reporting. It also addresses the reporting of actual or apparent conflicts of interest and actual or potential violations of the Code of Ethics or other matters that would compromise the integrity of the Firm’s External Financial Reporting.
Supplier Code of Conduct
The Supplier Code of Conduct outlines the Firm’s expectation that suppliers demonstrate the highest standards of business conduct, integrity, and adherence to the law. The Supplier Code of Conduct applies to our suppliers, vendors, consultants, agents, contractors, temporary workers, and other third parties working on behalf of the Firm, as well as to the owners, officers, directors, employees, consultants, affiliates, contractors, and subcontractors of these organizations and entities. The Supplier Code of Conduct provides specific guidance regarding suppliers’ responsibility to comply with all applicable laws and regulations and to have policies ensuring such compliance. It also discusses the supplier's duty to escalate concerns, handle information properly, maintain accurate records, address potential conflicts of interest, and operate responsibly with respect to laws governing competition, corruption, political activities, as well as the environment, human rights, and other matters.

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Other corporate governance policies and practices | Corporate governance

Insider Trading Policy
JPMorganChase has adopted an insider trading policy applicable to its directors, officers and employees, as well as to JPMorganChase itself, governing the purchase, sale and other dispositions of the Firm’s securities (the “Insider Trading Policy”). The Firm believes that the Insider Trading Policy is reasonably designed to promote compliance with applicable U.S. federal securities laws and the listing standards of the New York Stock Exchange relating to insider trading. The Insider Trading Policy is filed with the SEC as Exhibit 19 to the Firm's Annual Report on Form 10-K for the year ended December 31, 2024 ("2024 Form 10-K").
How to contact our Board
The Board actively manages its information flow through a variety of means and requires management to provide the Board with the appropriate information to assist the Board in meeting its core responsibilities, as described in this Corporate Governance section.
To contact our Board of Directors, any Board member, including the Lead Independent Director, any committee chair, or the independent directors as a group, email correspondence to the Office of the Secretary at corporate.secretary@jpmchase.com, or mail to: JPMorgan Chase & Co., Attention (name of Board member(s)), Office of the Secretary, 383 Madison Avenue, 39th Floor, New York, New York 10179.

2025 Proxy Statement	37

Executive compensation

PROPOSAL 2:

Advisory resolution to approve executive compensation

Approve the Firm’s compensation practices and principles and their implementation for 2024 for the compensation of the Firm’s Named Executive Officers as discussed and disclosed in the Compensation discussion and analysis, the compensation tables, and any related material contained in this proxy statement.

RECOMMENDATION: Vote FOR approval of this advisory resolution to approve executive compensation

Proposal 2: Advisory resolution to approve executive compensation
As required by Section 14A of the Securities Exchange Act of 1934, as amended, we currently provide our shareholders with an annual advisory vote to approve the compensation of our Named Executive Officers. This proposal seeks a shareholder advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:
“Resolved, that shareholders approve the Firm’s compensation practices and principles and their implementation for 2024 for the compensation of the Firm’s Named Executive Officers as discussed and disclosed in the Compensation discussion and analysis, the compensation tables, and any related material contained in this proxy statement.”
This advisory vote will not be binding upon the Board of Directors. However, the Compensation & Management Development Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation discussion and analysis | Executive compensation

Compensation discussion and analysis
Introduction
Our compensation philosophy promotes a fair and well-governed, long-term approach to compensation, including pay-for-performance practices that are designed to attract and retain top talent from all backgrounds, to be responsive to and aligned with shareholders, to mitigate excessive risk-taking, and to encourage a culture that supports our Purpose, Values, Business Principles and strategic framework.
The Board believes that JPMorganChase’s long-term success as a premier financial services firm depends in large measure on the talents of our employees and a proper alignment of their compensation with performance and sustained shareholder value. The Firm’s compensation programs play a significant role in our ability to attract, retain and properly motivate a highly talented workforce.
2024 Performance and annual compensation determination for the CEO
In assessing Mr. Dimon’s performance in the context of the Firm’s 2024 business results, the CMDC recognized the Firm’s continued focus on serving our clients and customers against a dynamic global backdrop characterized by ongoing geopolitical tensions and economic uncertainty, while investing in and executing on long-term strategic initiatives. The Firm experienced growth across all of our market-leading lines of business, achieved record financial results and maintained a fortress balance sheet.
The CMDC recognized that the Firm achieved managed revenue1 of $180.6 billion, which was a record for the seventh consecutive year, as well as record net income of $58.5 billion, or $19.75 per share, with ROTCE1 of 22%. The Firm increased its quarterly common dividend from $1.05 to $1.25 per share.
As part of their evaluation and determination, the Board considered Mr. Dimon's continued development of top executives to lead for today and the future, his continued commitment to shareholders and his longstanding exemplary leadership of the Firm. In light of the continued absolute and relative strength of the Firm’s performance, the Board determined Mr. Dimon’s annual pay of $39 million.
Succession planning and recent leadership changes
One of the Board’s top priorities is succession planning for Mr. Dimon, which is focused on enabling an orderly CEO transition to take place in the medium-term. As part of succession planning, the Board continues to oversee management’s development of several Operating Committee members who are well-known to shareholders as strong potential candidates to succeed Mr. Dimon. Individual OC members have been provided with opportunities to gain exposure to different parts of the business and to deepen their leadership experience in new and expanded roles. Most recently, in January 2025, the Firm announced that Daniel Pinto, President and Chief Operating Officer, is expected to retire at the end of 2026; Jennifer Piepszak was named Chief Operating Officer; and Doug Petno, Co-head of Global Banking, succeeded Ms. Piepszak as Co-CEO of the Commercial & Investment Bank, partnering with Troy Rohrbaugh who continues as Co-CEO of the Commercial & Investment Bank. Marianne Lake and Mary Erdoes continue as CEO of Consumer & Community Banking and CEO of Asset & Wealth Management, respectively. For further information, see page 28.
Shareholder engagement
We highly value engaging with our shareholders and have a demonstrable history of being responsive to their feedback. We engage extensively each year, and shareholder feedback continues to inform our Board and CMDC in their decisions. The Firm received 91% support for the 2024 Say on Pay proposal, and shareholders expressed their continued deep support for the management team, the Firm’s strategy, long-term performance and pay-for-performance compensation program and practices.
In the discussion that follows, we review the philosophy, key features and process of our executive compensation program as well as how our Board and CMDC make pay decisions. This CD&A is organized around the following factors:
•Compensation discussion and analysis (“CD&A”) overview (pages 39 - 42)
•How we think about pay decisions (pages 43 - 52)
•How we performed against our business strategy (pages 53 - 56)
•How performance determined pay in 2024 (pages 57 - 62)
1The Firm reviews the results of the Firm on a managed basis. Managed Revenue and ROTCE are each non-GAAP financial measures. Refer to Notes 1 and 2 on page 100 for a further discussion of these measures.

2025 Proxy Statement	39

Executive compensation | Compensation discussion and analysis

CD&A overview

01	How we think about pay decisions
Pages 43-52

Evaluating performance
The Firm’s Business Principles and strategic framework guide our OC members in determining their annual strategic priorities. The CMDC assesses OC members’ performance against those strategic priorities, as well as four broad financial and non-financial performance dimensions in a balanced and holistic way in accordance with the Firm’s compensation philosophy. To determine OC compensation, the CMDC considers both what progress has been made against long-term strategic priorities, and how that progress has been achieved. The CMDC applies:
•~50% weighting to its consideration of absolute and relative business results (what they have accomplished)
•~50% weighting to its qualitative consideration of risk, controls & conduct; client/customer/stakeholder; and teamwork & leadership (how they have accomplished results)
While there is no single performance dimension in isolation that determines compensation, a significant shortcoming in any one dimension may result in downward adjustments to OC members’ variable compensation, without limits.

FOUR BROAD PERFORMANCE DIMENSIONS

The "what"		The "how”

Business Results	+	Risk, Controls & Conduct	+	Client/Customer/ Stakeholder	+	Teamwork & Leadership	=	OC Member Performance

Unlimited downward potential for significant shortcomings

Determining total compensation
After considering OC members’ performance throughout the year and over the long-term, the CMDC first determines their respective total compensation levels and then their pay mix — a combination of fixed pay (salary) and variable pay (cash awards and long-term equity). Pay mix is weighted toward long-term equity, and for PSUs, ROTCE performance drives the ultimate payout.
The CMDC also considers competitive market practices, referencing our primary financial services peer group of American Express, Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo.
Pay mix
To determine the appropriate pay mix, the CMDC considers the fixed and variable components of each OC member’s pay. The salary portion of total compensation has already been paid, and the variable portion can include a cash award that is paid immediately, plus long-term equity in the form of restricted stock units (“RSUs”) and at-risk PSUs.
Mr. Dimon receives all of his equity in at-risk PSUs, comprising ~87% of his variable compensation, which is a higher proportion than any of our peer firms’ CEOs. Mr. Dimon’s total cash compensation is consistently among the lowest, and in 2024, well below the $10 million median of the total cash amounts paid to peer CEOs.
The chart below illustrates the components of our OC members’ 2024 pay mix.

	Approximate % of 2024 Variable Compensation
	CEO	President & COO	Other NEOs

Salary	Fixed Component of Total Pay

Cash Award	13%	17%	40%

RSUs	0%	0%	30%

PSUs at-risk	87%	83%	30%

2024	2025	2026	2027	2028	2029

Salary

Cash Award

RSUs		50% Payout	50% Payout

PSUs at-risk	Performance period 0%-150% payout based on average ROTCE			2-Year hold Shares available in 2030

40	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

02	How we performed against our business strategy
Pages 53-56

2024 Business Results

In the context of the Firm’s 2024 business results, the CMDC recognized the Firm’s continued focus on serving our clients and customers against a dynamic global backdrop characterized by ongoing geopolitical tensions and economic uncertainty, while investing in and executing on long-term strategic initiatives in its assessment of the performance of OC members. The Firm:
•Experienced growth across all of our market-leading lines of business
•Maintained a fortress balance sheet
•Achieved strong results - among other metrics, the CMDC considered that the Firm achieved:

$180.6B	11%	$80.2B	16%	$58.5B	18%	22%	1% pt

Record revenue[1]		Pre-tax income ex. LLR[1]		Record net income		ROTCE[1]
7th consecutive record year				or $19.75 per share		Among highest of our peers

A summary of the qualitative factors the CMDC considered in assessing OC members’ 2024 performance is provided below.

Risk, Controls & Conduct

Continued to focus on:
•Maintaining strong risk discipline across the organization as well as a satisfactory risk and controls environment
•Investing significantly in our cyber defense capabilities and strengthening partnerships to enhance our defenses
•Leveraging Artificial Intelligence ("AI") and Machine Learning ("ML") capabilities to enable enhanced workflow processes and risk intelligence
•Conducting deep dives into top risk areas, including those associated with geopolitical tensions and economic uncertainty
•Setting the highest standards of leadership and manager expectations to drive the Firm's culture, consistent with our Business Principles

Client/Customer/Stakeholder

•Continued to put our customers first by building products and services that deliver value, including enhancing the digital experience and ease of doing business in a fast and simple way through technology modernization and AI/ML
•Remained steadfast in powering economic growth, being a great place to work, and creating opportunities in the communities we serve in the areas we can make meaningful impact aligned with our business objectives
•Reported $32.6 billion in progress—primarily driven by affordable housing and the expansion of branches, products and services—as part of our Racial Equity Commitment to help customers and communities thrive
•Examples of external recognition[2] we received across our leading franchises in 2024 include:

CCB #1 U.S. Retail Deposit Market Share	CIB #1 Total Markets and Global IB fees	AWM #1 Active Flows

Teamwork & Leadership

•Fostered a culture of respect and inclusion to promote innovation, creativity and productivity, enabling leaders and their teams to grow and succeed
•Recognized as an employer of choice through our competitive recruitment, training, compensation and benefits programs
•Continued executing our long-term succession planning strategy for the Firm’s senior leadership

1The Firm reviews the results of the Firm on a managed basis. Managed Revenue, Pre-Tax Income (ex. LLR) and ROTCE are each non-GAAP financial measures. Refer to Notes 1 and 2 on page 100 for a further discussion of these measures.
2For recognition sources for CCB, CIB refer to page 2, and for AWM source: Public filings, Company websites, Morningstar.

2025 Proxy Statement	41

Executive compensation | Compensation discussion and analysis

03	How performance determined pay in 2024
Pages 57-62

Pay decisions are based on current year and long-term performance, which is driven by the Firm’s ongoing investments

In addition to considering 2024 performance, including the factors on the prior page, the CMDC continues to assess long-term performance as part of its balanced and holistic review. The CMDC considered, in part, the following factors:
•Exceptional Performance: the Firm’s sustained strong relative outperformance compared to its peers
•Scope: our larger size, scale, complexity and global reach
•Pay-for-Performance Alignment: Mr. Dimon’s annual compensation continues to demonstrate strong pay-for-performance alignment
Below are examples of the long-term performance factors the CMDC considered as part of its determination of Mr. Dimon’s 2024 annual compensation of $39 million.
James Dimon

Exceptional ROTCE[1] Performance
In the past 10 years, achieving reported ROTCE[1] of ≥18% has been rare. JPMorganChase achieved it 5 times and our 10 PSU peers combined have only achieved it 7 times[2].
YEARS OF EXCEPTIONAL (≥18%) ROTCE1 PERFORMANCE

2015	'16	'17	'18	'19	'20	'21	'22	'23	'24
JPMorganChase
Bank of America
Barclays
Capital One
Citigroup
Deutsche Bank
Goldman Sachs
HSBC
Morgan Stanley
UBS
Wells Fargo

Strong Shareholder Returns
An investment made in JPMC 10 years ago would have significantly outperformed that of the S&P Financials and KBW Bank indices by 211 and 278 percentage points, respectively.
TOTAL SHAREHOLDER RETURNS (“TSR”)3

Performance for the period ended December 31, 2024	JPMorgan Chase	S&P Financials Index	KBW Bank Index
1-YEAR	44%	31%	37%
3-YEAR	65%	31%	7%
5-YEAR	99%	74%	33%
10-YEAR	405%	194%	127%

$500
$400
$300
$200
$100
$0
2014
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
$505
JPM Outperformance
$294
S&P Performance
$227
KBW Performance

Substantial Size & Scale
Our revenue & market capitalization[2] continue to exceed that of our primary peers, demonstrating our significantly larger size and scale.
3-YEAR AVERAGE REVENUE & MARKET CAP VS. PEERS (2022-2024)

Leading CEO Pay-for-Performance Alignment
Our relative annual CEO pay-for-performance alignment has been consistently stronger than our primary peers, reflected by our more efficient annual CEO pay allocation ratio.
3-YEAR AVERAGE ANNUAL CEO PAY AS % OF PROFITS (2022-2024)2,4
1ROTCE is a non-GAAP financial measure; refer to Note 1 on page 100 for a further discussion of this measure.
2Peer ROTCE, Revenue, Net Income, and CEO Compensation based on public disclosures (Form 10-K, Form 8-K, Annual Proxy Filings); Market Capitalization from S&P CapIQ database.
3TSR shows the actual return of the stock price, with dividends reinvested.
4Annual compensation comprises base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the Summary compensation table. Refer to Note 1 on page 57 for further information. The percentage of profits paid is equal to 3-year average annual CEO compensation divided by 3-year average net income. Excludes special awards.

42	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

01	How we think about pay decisions
The Firm’s Business Principles and strategic framework form the basis of our OC members’ strategic priorities. The CMDC references those strategic priorities and the Firm’s compensation philosophy to assess OC members’ performance and determine their respective total compensation levels and pay mix.
Business Principles
In addition to our Purpose and Values, the Firm’s Business Principles and culture are fundamental to our success in how we do business over the long-term.

Exceptional Client Service	Operational Excellence	A Commitment to Integrity, Fairness and Responsibility	A Great Team and Winning Culture

Strategic Framework
Guided by our Business Principles, our strategic framework provides holistic direction for the Firm and ultimately focuses on four primary strategic tenets listed below.
Each year, the Operating Committee reviews the strategic framework, which is approved by the Board. In 2024, the CMDC approved the Firm’s strategic framework as the priorities of the CEO and the President, including the 15 strategic priorities listed below.

Exceptional Client Franchises	•Customer centric and easy to do business with •Comprehensive set of products and services	•Focus on safety and security •Powerful brands

Unwavering Principles	•Fortress balance sheet •Risk governance and controls	•Culture and conduct •Operational resilience

Long-Term Shareholder Value	•Continuously investing in the future while maintaining expense discipline •Focus on customer experience and innovation	•Employer of choice for top talent from all backgrounds

Sustainable Business Practices	•Investing in and supporting our communities •Integrating environmental sustainability into business and operating decisions	•Serving a diverse customer base •Promoting sound governance

Our businesses develop initiatives that map to the strategic framework and are designed to reinforce the Firm’s operating principles to be complete, global, diversified and at scale. Execution of our strategy forms the basis of what we achieve through our current and multi-year business results.
Compensation Philosophy
Also guided by our Business Principles, the Firm's compensation philosophy is fundamental to our goals of attracting, retaining and motivating our workforce in a competitive market. Our compensation philosophy provides the guiding principles that drive compensation-related decisions. The key tenets of our compensation philosophy are listed below.

Paying for performance and aligning with shareholders’ interests	Encouraging a culture of shared success	Attracting and retaining top talent from all backgrounds

Integrating risk management and compensation	No special perquisites and non-performance based compensation	Maintaining strong governance	Transparency with shareholders

2025 Proxy Statement	43

Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Our pay practices and governance process
Our pay-for-performance compensation program is designed to align the long-term interests of our employees with those of our shareholders by emphasizing sustained value and reinforcing personal accountability. Highlighted below are pay practices that are integral to our compensation program, as well as certain pay practices that we choose not to implement.
WE ADOPT SOUND PAY PRACTICES

Principles-based compensation philosophy – Guiding principles that drive compensation-related decision-making	Competitive benchmarking – We evaluate pay levels and pay practices against relevant market data
Robust anti-hedging/anti-pledging provisions – Strict prohibition on unvested awards and shares owned outright	Responsible use of equity – We used less than 1% of weighted average diluted shares in 2024 for employee compensation
Strong clawback provisions – Enable us to cancel, reduce or require repayment, if appropriate	Risk, controls and conduct factors – We consider material issues as part of performance and pay decisions when appropriate
Majority of variable pay is in deferred equity – Most of OC annual variable compensation is deferred in PSUs and RSUs	Strong share holding requirements – OC members required to retain significant portion of net shares to increase ownership
Performance-based pay – OC variable pay is based on performance linked to shareholder value and safety & soundness	Robust shareholder engagement – Each year the Board receives feedback on our compensation programs and practices
No new special awards for the current CEO and President	Direct performance conditions for any rare future special awards to NEOs

WE AVOID POOR PAY PRACTICES

No golden parachute agreements – We do not provide additional payments or benefits as a result of a change-in-control event	No guaranteed bonuses – We do not provide guaranteed bonuses, except for select individuals at hire

  No special severance – We do not provide special severance. All employees, including OC members, participate at the same level of severance, based on years of service, capped at 52 weeks with a maximum credited salary
No special executive benefits •No private club dues or excessive tax gross-ups for benefits •No 401(k) Savings Plan matching contribution •No special health or medical benefits •No special pension credits

GOVERNANCE RESPONSIBILITIES OF THE CMDC
The CMDC oversees our compensation programs throughout the year, which enables the Committee to be proactive in its compensation planning to address both current and emerging developments or challenges. Key committee responsibilities related to compensation programs include:
•Periodically reviewing and approving a statement of the Firm’s compensation philosophy, principles and practices
•Reviewing the Firm’s compensation practices and the relationship among risk, risk management and compensation (including safety and soundness and avoiding practices that could encourage excessive risk-taking)
•Adopting pay practices and approving any necessary formulas, performance metrics or pool calculations in compliance with applicable U.S. and global regulatory, statutory or governance requirements
•Reviewing and approving overall incentive compensation pools (including equity/cash mix)
•Reviewing over multiple meetings and approving compensation for our OC and, for the CEO, making a compensation recommendation to the Board for consideration and ratification by the independent directors
•Reviewing and approving the design and terms of compensation awards, including recovery/clawback provisions
The CMDC may delegate authority to the Head of Human Resources ("HR") or other appropriate officer to administer and amend the Firm’s compensation and benefits programs.
Section 162(m) of the Internal Revenue Code limits the tax deductibility of executive compensation paid to each of our "covered employees" to $1 million. The CMDC continues to retain the discretion to make awards and pay amounts that may not qualify as tax deductible.

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Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Our performance assessment process starts with planning and priority-setting
The CMDC uses a disciplined pay-for-performance framework to make decisions about the compensation of our OC members, so that their compensation is commensurate with the overall performance of the Firm, their respective businesses and their individual performance. The performance assessment process starts with strategic plans, budgets and priorities being established at those same levels, with the Board and CMDC engaging in regular discussions with the CEO and the Head of HR about individual OC members’ performance throughout the year, as appropriate.
This approach (rather than determining pay levels during a single year-end process) enables the CMDC to make balanced and informed OC member pay decisions that are aligned with long-term performance against four broad dimensions, which consider short-, medium- and long-term priorities that drive sustained shareholder value.
Balanced and holistic approach for assessing performance
In determining OC compensation, the CMDC considers both what progress has been made against long-term strategic priorities, and how that progress has been achieved. For example, consistently strong revenue, net income and ROTCE performance over the long-term are more important than any short-term fluctuations in business results.
The CMDC applies an approximately 50% weighting to its consideration of absolute and relative business results against the Firm’s strategic priorities over multiple years, i.e., the "what,” and an approximately 50% weighting to its qualitative consideration of risk, controls & conduct, client/customer/stakeholder and teamwork & leadership, i.e., the "how.”
No single performance dimension in isolation determines total compensation; however, it is possible for a single significant shortcoming in any performance dimension to have a downward impact on variable compensation without limitation. The CMDC has historically exercised this kind of downward discretion by making significant reductions to OC member compensation related to risk & control matters — and it will continue to do so in the future if appropriate.
This assessment of performance, illustrated in the chart below, includes considerations of responsible leadership, thoughtful governance and sustainability where applicable:

Business Principles

Strategic Framework

Balanced and holistic assessment of results against long-term strategic priorities and other qualitative considerations, with significant shortcomings in any performance dimension having unlimited downward potential

~50% weighting on the "what”		~50% weighting on the "how”

Business Results	Risk, Controls & Conduct	Client/Customer/Stakeholder	Teamwork & Leadership

•Drive high performance, the right way
•Fortress balance sheet
•Operational resilience
•Comprehensive set of products and services
•Growing powerful brands
•Disciplined investment in the future
•Current & multi-year financial performance, including but not limited to:
—Managed Revenue
—Pre-tax income ex. LLR
—Net Income
—ROTCE
•Sound governance and controls •Culture & conduct •Focus on safety & security, including cyber •Active management of control environment •Embedding sustainable business practices
•Focus on customer experience
•Serving a diverse customer base
•Customer centric and easy to do business with
•Open and transparent dialogue
•Investing in and supporting our communities
•Integrating environmental sustainability into business decisions

•Creating an open, respectful, inclusive culture
•Active attraction, retention, promotion and upskilling of talent
•Employer of choice for top talent from all backgrounds
•Partnerships with internal stakeholders

The CMDC also considers other relevant factors such as market practices in its overall assessment of performance.

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Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Pay determination and pay mix
Evaluating market practices
In order to effectively attract, properly motivate and retain our senior executives, the CMDC periodically reviews market data relating to pay levels, pay mix and pay practices.
In evaluating market data for OC members, the CMDC benchmarks against our primary financial services peer group, which consists of large financial services companies with which the Firm directly competes for both talent and business. The following companies comprise our primary financial services peer group, which remains unchanged from last year:

•American Express •Bank of America	•Citigroup •Goldman Sachs	•Morgan Stanley •Wells Fargo
Given the diversity of the Firm’s businesses, the CMDC may also periodically reference the pay plans and practices of other financial services companies as well as leading large, global firms across multiple industries. The CMDC considers the size, presence, brand and reputation of the companies, and the nature and mix of their businesses in using this data. These companies include some or all of the following: 3M, Alphabet, Amazon, Apple, AT&T, Barclays, BlackRock, BNY Mellon, Boeing, Capital One Financial, Chevron, Coca-Cola, Comcast, CVS Health, Deutsche Bank, ExxonMobil, GE Aerospace, HSBC, IBM, Johnson & Johnson, Merck, Meta, Microsoft, Oracle, PayPal, PepsiCo, Pfizer, Procter & Gamble, RTX, UBS, Verizon, Walmart and Walt Disney. Although these reference companies are not part of our primary financial services peer group, we believe that their practices can provide a relevant point of reference for maintaining a competitive talent and compensation program.
Disciplined process to determine total compensation
Pay level
In determining total compensation levels for individual OC members, the CMDC evaluates various pay scenarios in light of the following considerations to inform its judgment:
•Performance, based on the four broad assessment dimensions and discussed on pages 53-56
•Value of the position to the organization and shareholders over time (i.e., “value of seat”)
•The example they set for others by acting with integrity and strengthening the Firm’s culture, Purpose and Values
•External talent market (i.e., market data)
While market data provides the CMDC with useful information regarding our competitors, the CMDC does not target specific positioning (e.g., 50th percentile), nor does it use a formulaic approach in determining competitive pay levels. Instead, the CMDC uses a range of data as a reference, which is considered in the context of each executive’s performance over a multi-year period, and the CMDC’s assessment of the value the individual delivers to the Firm.
Pay mix
Once the CMDC determines OC members’ total incentive compensation, it then establishes the appropriate pay mix between an annual cash award and long-term equity, including PSUs and RSUs.
For U.S. OC members other than the current CEO and President, the CMDC continued to apply the Firm’s standard cash/equity incentive mix to each of their 2024 incentive compensation awards. Per the Firm’s mix, the OC members were awarded 60% of their incentive compensation in long-term equity (with 30% in PSUs and 30% in RSUs), and the remaining 40% paid in cash1. The CMDC determined that a 50%/50% mix of time-based RSUs and at-risk PSUs continues to provide an appropriate balance to their equity exposure.
The CMDC believes that this significant weighting of pay mix to equity is aligned with the interests of shareholders by encouraging OC members to focus on the long-term success of the Firm while mitigating excessive risk-taking, and provides a competitive annual cash incentive opportunity.
Messrs. Dimon and Pinto’s annual cash incentive awards are subject to a cap of 25% of their respective total compensation, with PSUs comprising 100% of the equity portion of their incentive compensation. The CMDC determined to not award the maximum amount allowed by their respective caps in 2024, but to maintain a lower cash award of $5 million each for Messrs. Dimon and Pinto.
1The CMDC has established a different pay mix for OC members in the U.K. due to local regulations for Identified Staff, please refer to the Glossary for additional information.

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How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Summary of pay elements
Our compensation program provides for an appropriate mix between base salary, cash and equity incentives that vest over time. The table below summarizes the elements of compensation for the 2024 performance year.

	% of Variable
Elements	CEO	President & COO	Other NEOs	Description	Vesting period	Subject to clawback[1]
Fixed
Salary	N/A	N/A	N/A	•Fixed portion of total pay that enables us to attract and retain talent •Only fixed source of cash compensation	•N/A	•N/A
Variable
Cash Award	~13%	~17%	40%	•Provides a competitive annual cash award opportunity •Payout determined and awarded in the year following the performance year •Represents less than half of variable compensation	•Immediately vested
RSUs	0%	0%	30%
•RSUs serve as a strong retention tool
•Dividend equivalents are paid on RSUs at the time actual dividends are paid
•RSUs and PSUs do not carry voting rights, and are subject to protection-based vesting and the OC stock ownership/retention policy
•RSUs and PSUs provide a competitive mix of time-based and performance-conditioned equity awards that are aligned with long-term shareholder interests as the value of payout fluctuates with stock price performance
•PSUs reinforce accountability through objective performance conditions based on absolute and relative ROTCE
•PSU goals are the same for the entire award term
•PSU payout of 0–150% is settled in shares
•Dividend equivalents accrue on PSUs and are subject to the same vesting, performance and clawback provisions as the underlying PSUs
					•Generally over three years: —50% after two years, with the remaining 50% after three years
PSUs	~87%	~83%	30%		•Combined period of approximately five years prior to transferability/sale: —Award cliff-vests at the end of the three-year performance period —Subject to a two-year hold after vesting

1Additional information on recovery and clawback provisions is provided on page 52.
2024 Operating Committee Salary
As disclosed in the Firm's 2024 Proxy Statement, the CMDC approved salary increases of $250,000, from $750,000 to $1,000,000, effective January 1, 2024 for U.S.-based OC members excluding Messrs. Dimon and Pinto. Total compensation decisions for 2024 were not impacted by this increase, as the CMDC performed its balanced and holistic review of performance to determine total compensation.
Option grants and material non-public information
In 2024, the CMDC did not grant any stock options or stock appreciation rights ("SARs") to any OC member. Additionally, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Performance Share Unit program
The key features of our 2024 PSU program are substantially unchanged and are summarized below:

Plan Feature	Performance Year 2024 PSU Award Description

Vehicle	•Value of units moves with stock price during performance period; units are settled in shares at vesting.

Time Horizon
•Three-year cliff-vesting, plus an additional two-year holding period (for a combined five-year holding period). Due to local U.K. regulations, PSUs are subject to an extended seven-year vesting period commencing ratably on the third anniversary of the grant for OC members in the U.K.

Performance Measure
•The CMDC selected ROTCE, a comprehensive performance metric that measures the Firm’s net income applicable to common equity as a percentage of average tangible common equity. ROTCE is used by the Firm, as well as investors and analysts, in assessing the earnings power of common shareholders’ equity capital and is a useful metric for comparing the profitability of the Firm with that of competitors.

Payout Scale
•Payout under the PSU plan is calculated at the end of the three-year performance period based on absolute and relative average ROTCE[1] , per the payout scale below. The use of both absolute and relative ROTCE helps promote a reasonable outcome for both shareholders and participants. For the 2024 PSU award, the CMDC set the absolute ROTCE thresholds as follows: (1) maximum payout at 18% or greater; and (2) zero payout at less than 6%.

PSU Peers
•In determining companies to include in the relative ROTCE scale, the CMDC selected competitors with business activities that overlap with at least 30% of the Firm’s revenue mix. These include Bank of America, Barclays, Capital One Financial, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, Morgan Stanley, UBS and Wells Fargo.

Minimum Risk-based Hurdle	•If the Firm’s CET1 capital ratio[2] is less than 8% at any year-end, then up to one-third of unvested PSUs will be subject to downward adjustment by the CMDC for each such year.

Narrow Adjustment Provision
•The CMDC may make adjustments (up or down) to maintain the intended economics of the award in light of changed circumstances (e.g., change in accounting rules/policies or changes in capital structure). The CMDC may also make additional downward adjustments in relation to PSUs granted to OC members in the U.K., including Mr. Pinto’s historically granted PSUs (refer to Note 1 on page 52).

Our PSU program spans a 5-year time horizon

	PSU goal is set at beginning of performance period

Performance Year	3-Year Post-Grant Performance Period (cliff-vest)			+	2-Year Additional Hold on Fully Vested Awards
2024	2025	2026	2027		2028	2029
Award is determined	Payout is calculated based on average ROTCE over the 3-year performance period			=	Ultimate number of units earned

Awards subject to reduction/cancellation/clawback based on risk, control & conduct features (including protection-based vesting)
1Average ROTCE is calculated over the three-year post-grant performance period using unadjusted reported data as set forth in public financial disclosures.
2The CET1 capital ratio is a key regulatory capital measure; refer to Additional notes, Note 1, on page 101, for additional information on this measure.

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How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Process to determine payout
As part of the design of the PSU program, the ultimate number of PSUs paid out at vesting is determined by a pre-established formula set at the time of the award based on the Firm’s absolute and relative ROTCE performance over the subsequent three years, with the value of the payout ranging from 0% to 150% and subject to risk and control features. The value upon vesting of PSUs is also directly tied to the Firm’s performance through its stock price, similar to RSUs. The CMDC believes that the PSU design continues to appropriately incentivize strong performance by our OC members, does not encourage excessive risk-taking and is aligned with long-term shareholder interests. Since PSUs were first introduced in 2015, we have received positive shareholder support for this aspect of our executive compensation program.
Determining absolute and relative PSU performance goals
•Each year, in determining the absolute ROTCE goal and minimum ROTCE threshold for that year’s PSU awards, the CMDC reviews the Firm’s historical performance and a summary of a reasonable range of possible net income and capital outcomes over the next three years. For the 2024 PSU awards granted in January 2025, these outcomes were considered, evaluated and analyzed in the context of the macroeconomic and geopolitical environment, interest rates, regulatory capital requirements and key business drivers, all of which affect the range of ROTCE outcomes in the medium-term.
•The CMDC calibrated the upper ROTCE goal of the 2024 PSUs, representing exceptional financial performance over the three-year performance period, at 18% or more; and the lower ROTCE threshold, representing weak financial performance over the same period, at below 6%.
—Of the three-year performance periods for the Firm and our PSU peers in the last 10 years, our PSU peers have achieved ROTCE of >18% only 4 times, demonstrating the rigor of our upper ROTCE goal.
—Our PSU peers have collectively reported three-year average ROTCE of <6% for 16% of the time during that period, demonstrating the rigor of our lower absolute ROTCE threshold.
•Furthermore, the Firm recognizes that there are substantial uncertainties in the current global economic environment that may have significant implications on financial institutions over the next three years. To this end, the CMDC believes that it has set upper and lower absolute performance thresholds that are sufficiently rigorous in this environment, including consideration of a current range of possible net income and capital outcomes over the next three years.
•In setting the relative ROTCE performance goals for the 2024 PSU awards, the CMDC limited above-target payout to instances in which the Firm outperforms the majority of its competitors on a relative basis, with below-target payout occurring in instances of underperformance. Median relative performance results in below target payout, outstanding relative performance results in a payout of 150% and requires a top ranking, and bottom relative performance pays out at 0%.
•As reflected by the chart to the right, the Firm’s consistent relative outperformance of our ten PSU peers is demonstrated in particular by the strength of our three-year average ROTCE outperformance over the last 10 years.

3-YEAR AVERAGE ROTCE OF THE FIRM RELATIVE TO PSU PEERS OVER THE PAST 10 YEARS[1,2]

JPM	PSU Peers

PSUs awarded for performance years 2021, 2022, and 2023
•The Firm reported ROTCE1 of 18%, 21%, and 22% in 2022, 2023, and 2024 respectively, resulting in a three-year average ROTCE of 20%, outperforming the absolute threshold for the 2021 PSU awards granted in January 2022. On March 25, 2025, the 2021 PSU awards vested at 150%. For the 2022 and 2023 PSU awards, the payouts will be calculated once the performance period ends on December 31, 2025 and December 31, 2026 respectively, based on the Firm’s absolute and relative three-year average ROTCE performance.
1ROTCE is a non-GAAP financial measure; refer to Note 1 on page 100 for a further discussion of this measure.
2Peer ROTCE based on public disclosures (Form 10-K, Annual Report).

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Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Strong ownership & accountability provisions
Stock ownership guideline and retention requirements
The CMDC believes it is important to align the interests of our OC members with those of our shareholders. To meet this objective, OC members are subject to a stock ownership guideline and retention policy.
While on the Operating Committee, each member is required to accumulate either:
•A minimum of between 200,000 and 400,000 shares (1 million shares for the CEO); or
•A minimum fixed dollar value of shares of between $10 million and $30 million ($75 million for the CEO).
—In 2024, this represented 10x to 30x of OC member base salary, or 50x for the CEO.
Shares credited for purposes of satisfying the above ownership levels include shares owned outright, as well as 50% of unvested RSUs and PSUs, but do not include SARs or stock options (whether exercisable or unexercisable).
The stock ownership guideline must be met within 6 years of the later of the effective date of the policy or appointment to the Operating Committee. If the stock ownership guidelines are subsequently increased, the higher ownership guideline must be satisfied within 6 years of such revision, unless otherwise determined by the CEO and CMDC.
Prior to reaching their designated share ownership guideline, OC members are required to retain 75% of all net shares received from equity awards granted after they join the Operating Committee. Once they have met their ownership guideline, the policy requires OC members to retain 50% of all net shares received from awards (75% for the CEO) as summarized below:

Retention Requirement
Before Guideline Met	After Guideline Met
75% of net shares until stock ownership guideline is met	50% of net shares for the duration of their service on the OC (75% for CEO)
Because OC members are required to continue accumulating shares even after having met their share ownership guideline, the resulting increase of share ownership over time further strengthens the alignment of their interests with those of our shareholders. Notably, since he became CEO, Mr. Dimon has acquired a substantial amount of stock through compensation and purchases on the open market.
Anti-hedging/anti-pledging provisions
All employees are prohibited from hedging or pledging unvested RSUs and PSUs, and unexercised SARs or stock options. In addition:
•Shares owned outright or through deferred compensation by an OC member may not be hedged.
•Shares held directly by an OC or Board member1 may not be held in margin accounts or otherwise pledged.
Integrating risk with compensation
The CMDC holds an annual joint session with the Risk Committee to review our HR and compensation practices, including:
•How we integrate risk, controls and conduct considerations into key HR practices including performance development, compensation and promotion.
•Compensation features and elements designed to discourage imprudent risk-taking (e.g., multi-year vesting, clawbacks, prohibition on hedging, etc.).
•Annual incentive pool processes for LOBs and Corporate functions.
•Regulatory updates which have impacted or may impact HR practices in the future.
The committees are also provided with information on our performance development process, a summary of risk, controls and conduct framework and impacts, and updates regarding HR Control Forum issues.

1For information on the hedging/pledging restrictions applicable to our directors, please see “Director compensation” on pages 32 and 33.

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Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Strong accountability and recovery provisions
Our compensation program is designed to hold employees accountable, including executives, when appropriate, for meaningful actions or issues that may negatively impact business performance or the Firm’s reputation in current or future years.
Issues that may warrant recovery determinations can be raised at any time, including in HR Control Forums and annual assessments of employee performance. Under the Firm’s process to govern these determinations:
•We have established a process for reviewing compensation or other employee actions following a determination that the cause and materiality of a risk-related loss, issue or other set of facts and circumstances warrants such a review of accountability for actual or potential misconduct.
•The CMDC is responsible for determinations involving OC members (determinations involving the CEO are subject to ratification by independent members of the Board). The Firm has a framework that identifies and assesses employee risk and drives consistent management decisions and discipline. For more material risk and control issues, the HR Control Forum process described below explains how issues are reviewed and impacts are considered.
Risk, controls & conduct review process
A summary of the review processes we maintain to evaluate and provide feedback on risk, controls and conduct matters and to identify individuals who may be subject to remedial actions such as impacts to performance assessment ratings, additional training, compensation and/or termination is provided below:

ENHANCED PERFORMANCE REVIEW PROCESS	EMPLOYEE CONDUCT MATTERS

•Employees in roles that could expose the Firm to greater risks (including OC and other Designated Employees) are subject to a more disciplined evaluation process. Please refer to the Glossary for additional information on Designated Employees.
•Employees at all levels are evaluated against the Firm’s performance dimensions, which include the Risk, Controls & Conduct dimension

•We have an enterprise-wide framework to assess employee conduct related matters, and we review trends that may expose the Firm to material financial, reputational, compliance and other operating risks
•Actual or potential misconduct for matters that create material risk and control concerns are escalated to our HR Control Forum process, as described below

Escalation by Control Committees and other sources

LOB, function, and regional HR Control Forums

Firmwide HR Control Forum reviews outputs from and provides feedback to LOB/function/regional forums and provides constructive challenge

OC self-assessments are shared with the Board

Compensation & Management Development Committee

The CMDC reviews a summary of outcomes of HR Control Forums, including those that may have resulted in incentive compensation impacts, and certain HR Control Forum issues that meet established criteria are escalated to the CMDC.

Holding individuals accountable
To hold individuals responsible for taking risks inconsistent with the Firm’s risk appetite and to discourage future imprudent behavior, the Firm has policies and procedures that enable it to take timely and proportionate actions, including:
I.Reduce or altogether eliminate annual incentive compensation;
II.Cancel unvested awards (in full or in part);
III.Clawback/Recover previously paid incentive compensation, which includes cash and/or equity (i.e., RSUs and PSUs);
IV.Demotion, negative performance rating or other appropriate employment actions; and
V.Termination of employment.
The Firm has a framework in place that provides for recommended impacts to drive consistency. However, the precise actions we take with respect to accountable individuals, which may also include coaching and training, are based on the relevant circumstances, including the nature of their involvement, the magnitude of the event and the impact on the Firm.

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Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Clawback/recovery provisions
We maintain clawback/recovery provisions on both cash incentives and equity awards that enable us to reduce or cancel unvested awards and recover previously paid compensation in certain situations. While incentive awards are intended and expected to vest according to their terms, the Firm’s strong recovery provisions permit recovery of incentive compensation awards in appropriate circumstances.
As disclosed in the Firm's 2024 Proxy Statement, in 2023, the Firm adopted a new Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation to comply with the applicable rules of The New York Stock Exchange Listed Company Manual and Rule 10D-1 of the Securities Exchange Act, which includes provisions that apply to the Firm’s executive officers and operates in addition to the recovery provisions in the summary table below. The Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation is filed as Exhibit 97 of the Firm’s 2024 Form 10-K.
Clawback disclosure
In 2024, we did not take any action to recover or clawback any incentive compensation from our OC members or the Firmwide Controller.
Equity clawback review provisions1
The following table provides details on the clawback provisions that apply to our OC members and the Firmwide Controller.

Award Type
Category	Trigger	Vested	Unvested
Restatement	•In the event of a material restatement of the Firm’s financial results for the relevant period
•This provision also applies to cash incentives
Misconduct	•If the employee engaged in conduct detrimental to the Firm that causes material financial or reputational harm to the Firm, or engaged in knowing and willful misconduct related to employment
•If the award was based on material misrepresentation by the employee
•If the employee is terminated for cause
Risk-related and Other
•If the employee improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, issues and/or concerns with respect to risks material to the Firm

•If the award was based on materially inaccurate performance metrics, whether or not the employee was responsible for the inaccuracy
Protection-Based Vesting[2]
•If performance in relation to the priorities for their position, or the Firm’s performance in relation to the priorities for which they share responsibility as a member of the Operating Committee, has been unsatisfactory for a sustained period of time

•If awards granted to participants in a LOB for which the Operating Committee member exercised responsibility were in whole or in part cancelled because the LOB did not meet its annual LOB financial threshold

•If, for any one calendar year during the vesting period, pre-tax pre-provision income is negative, as reported by the Firm
•If, for the three calendar years preceding the third year vesting date, the Firm does not meet a 15% cumulative ROTCE

1Since 2015, the Firm has maintained a local Malus and Clawback Policy in accordance with E.U. and U.K. regulations which operates in addition to the recovery provisions in the table above. Under the policy, the Firm is able to cancel and/or recover incentive compensation for relevant Identified Staff (including Mr. Pinto’s prior awards granted when he was in the U.K.) in certain circumstances for a minimum period of seven years following the date of the award.
2Provisions apply to PSUs, RSUs and SARs granted to the Operating Committee and may result in cancellation of up to a total of 50% of the award. For SARs granted to Messrs. Dimon and Pinto in 2021, the cumulative ROTCE threshold is 20% for the four calendar years preceding the fifth-year exercisable dates.

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Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

02	How we performed against our business strategy
We continued to deliver strong multi-year financial performance, invest in our future, strengthen our risk and control environment, and reinforce our culture and values, including our long-standing commitment to serve our customers, employees and communities, and conduct business in a responsible way to drive economic growth.
In assessing the Firm’s performance in 2024, the CMDC considered the following factors in the context of the Firm’s Business Principles and strategic framework:

Business Results	Risk, Controls & Conduct	Client/Customer/Stakeholder	Teamwork & Leadership

Business Results

2024 Key highlights
The Firm continued its focus on serving our clients and customers amid ongoing geopolitical tensions and economic uncertainty, while investing in and executing on long-term strategic initiatives. The Firm experienced growth across all of our market-leading lines of business, achieved record financial results and maintained a fortress balance sheet.

JPMorganChase[1]

Revenue $177.6B Reported	Pre-tax income $75.1B Reported	Net income $58.5B	BVPS $116.07	ROE 18%	Market capitalization $670.6B

$180.6B Managed[2,3]	$80.2B Ex. LLR[2,3]	EPS $19.75	TBVPS[3] $97.30	ROTCE[3] 22%	Net capital distributions[4] $30.7B

Consumer & Community Banking	Revenue[2] $71.5B	Pre-tax income ex. LLR[2,3] $25.5B	•#1 market share in U.S. retail deposits[5] •#1 market share in Card, based on U.S. sales and outstandings[5] •#1 primary bank for U.S. small businesses[5] •#1 banking platform in the U.S.[5]
	Net income $17.6B	ROE 32%

Commercial & Investment Bank[6]	Revenue[2] $70.1B	Pre-tax income[2] $34.0B	•#1 in Global IB fees for 16 consecutive years, with 9.3% wallet share in 2024[7] •#1 in Markets revenue[7] •#1 in USD payments volume with 28.7% USD SWIFT market share[7] •#3 custodian globally by revenue[7]
	Net income $24.8B	ROE 18%

Asset & Wealth Management	Revenue[2] $21.6B	Pre-tax income[2] $7.2B	•Pre-tax margin of 34% •Long-term AUM flows of $234B; top 2 rank in Client Asset Flows[8] over a 5-year period •Average deposits of $235.1B (up 9%); record average loans of $227.7B (up 3%)
	Net income $5.4B	ROE 34%

1Refer to Note 1 on page 2.
2The Firm reviews the results of the Firm and the lines of business on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
3Managed Revenue, Pre-Tax Income (ex. LLR), ROTCE and TBVPS are each non-GAAP financial measures; refer to Notes 1 and 2 on page 100 for a further discussion of these measures.
4Reflects common dividends and common stock repurchases, net of common stock issued to employees.
5Refer to Notes 5, 6, 7 and 8 on page 2.
6Refer to Note 9 on page 2.
7Refer to Notes 10, 11, 12 and 13 on page 2.
8Refer to Note 14 on page 2.

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Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Risk, Controls & Conduct

Risk management is an inherent part of the Firm’s business activities, and we believe a strong control environment is fundamental to our success. The Firm manages its business and the associated risks in a manner that balances serving the interests of its clients, customers and shareholders, and protecting the safety and soundness of the Firm. We continue to invest in strengthening our controls and infrastructure and improving how we serve our customers and clients. Additionally, as digital solutions continue to evolve and play a role in financial services and the economy as a whole, the risk of cyberattacks and other threats to information security continues to evolve and grow, and we continue to invest in enhancing our cyber defense capabilities.
Cybersecurity and data privacy
Cybersecurity risk is an important and continuously evolving focus for the Firm, and significant resources are devoted to protecting and enhancing the security of computer systems, software, networks, storage devices and other technology. The Firm’s security efforts are designed to protect against, among other things, cybersecurity attacks that can result in unauthorized access to confidential information, the destruction of data, disruptions to or degradations of service, the sabotaging of systems or other damage. The Firm continues to strengthen its partnerships with the appropriate government and law enforcement agencies and other businesses in order to understand the full spectrum of cybersecurity risks in the operating environment, enhance defenses and improve resiliency against cybersecurity threats.
As a global financial institution, the Firm collects, processes, uses, shares and dispositions personal and financial information every day, and we have processes designed to manage that data in accordance with the laws, rules and regulations of the jurisdictions in which we operate. We continue to take a multi-faceted approach to addressing privacy and data protection risks, including maintaining and evolving our internal controls, establishing policies covering all stages of the data lifecycle and deploying appropriate technology.
Continued focus on culture and conduct
We continue to reinforce our culture and remain focused on managing employee conduct. Our Business Principles are embedded throughout the employee lifecycle, starting with the onboarding process and extending to ongoing training, compensation, promoting and rewarding employees; and our performance development and compensation processes are designed to hold employees accountable for their conduct, where appropriate. We recognize our employees are a key driver of our success and that it is through their service, heart, curiosity, courage and excellence that we are able to deliver for our customers, communities and shareholders. We continue to set high standards for manager expectations to drive a strong culture and promote engagement with our employees.
We strive to clearly and frequently communicate our expectations that all employee conduct must adhere to the highest ethical standards encompassed by our Business Principles, including through senior leadership messages and conduct training.
The Firm endeavors to promote a culture of respect that allows every employee to feel safe and empowered at work. To that end, the Firm has in place employee training and protocols for preventing, reporting and addressing sexual, discriminatory or other misconduct and prohibits retaliation against an individual who reports a concern in good faith or assists with any inquiry or investigation. We remain committed to our core principles, which includes our belief in the power of a diverse workforce that strengthens our business and attracts and retains the best talent. Our employee groups continue to focus on engagement, cultural celebrations, education and historical observances, and are available to all. We have continued to make enhancements to listening strategies that enable us to more effectively measure the experiences of our employees.

We strictly prohibit unlawful discrimination of any kind. We believe in equal employment opportunity and do not tolerate harassment nor inappropriate or abusive conduct of any kind. We are dedicated to promoting a culture where all individuals are treated fairly and with respect. We take a holistic approach to reinforce our culture by increasing awareness and education through engagement, communication and education while adhering to policy and regulatory requirements.

The actual or potential misconduct of individuals involved in matters that create material risk and control concerns is escalated and reviewed through the HR Control Forum process, discussed on page 51.

54	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Client/Customer/Stakeholder

Our performance reflects our ongoing commitment to invest in our employees and businesses, further strengthen the market leadership of our franchises, generate long-term value for our shareholders, and help strengthen the broader economy. The Firm continued to serve our clients and customers amid a dynamic global macroeconomic environment, and invest in our communities, making further progress on our longer-term commitment to drive economic growth.
The Firm’s future success is driven by our commitment to meet or exceed expectations; deal fairly and ethically with our suppliers; support the communities in which we work; and protect the environment by enhancing sustainable practices aligned to our business objectives.
Enhancing our customer and client experience
Exceptional Client Service is one of our Business Principles. We strive to deliver value by offering our customers and clients choice, through a comprehensive set of products and services; security through processes designed to protect their data and transactions; ease of doing business in a fast and simple way; personalization through tailored customer solutions and integrated experiences; and continued investments in technology. Our LOBs are able to leverage the unique scale advantage of our Firm in order to benefit our customers and clients, and their highlights include:

CCB
•Opened 150 new branches as part of our effort to open 500 branches by 2027, promoting greater banking access
•Launched Chase TravelSM brand, Chase Media SolutionsSM and PazeSM in addition to expanding Chase Pay in 4SM
•Ranked #1 in Digital Experience for Wealth Management among self-directed and advised investors by J.D. Power[1]

CIB
•Ranked #1 for overall institutional client service quality for the 6th consecutive year in Global Markets, per Coalition Greenwich Voice of Client 2024 Markets Study
•Ranked #1 Global Research, #1 Global Fixed Income Research and #1 Global Equity Research by Extel: an Institutional Investor Company

AWM
•Received industry leading recognition for innovation, performance and service: Best Active ETF Issuer for $1B+, World’s Best Private Bank, Best Private Bank for Big Data Analytics and AI, Best Private Bank for Digital Customer Experience, The Investment Company of the Year (Europe) and Equities Fund Manager of the Year (Europe)
•85% of 10-year long-term mutual fund AUM performing in top two quartiles, and 91% of equities AUM performing above benchmark

Investing in our communities
We endeavor to help build a more inclusive and stronger global economy and create access to opportunities for our employees, customers, clients and communities through business and community investments and policy advocacy. Our efforts are focused where we believe we can leverage our business and expertise to create meaningful impact, including through:

Business growth & entrepreneurship	•Helping business owners achieve their goals and strengthen their communities though access to capital, customers, networks and other critical resources

Careers & skills
•Supporting and developing education, skills training and policy solutions that connect job seekers to opportunities at our Firm and in communities around the world, and investing in the well-being of our employees

Community development	•Building stronger communities and expanding economic opportunity by helping to improve housing access and affordability, as well as supporting vital institutions

Environmental sustainability
•Contributing to a more sustainable future by supporting the energy transition through solutions, serving our customers, clients and communities with advice and capital, and managing our operational footprint

Financial health & wealth creation	•Helping individuals build wealth through expanded access to financial services and credit, managing cash flow, developing new products and providing financial coaching to improve economic opportunity

1J.P. Morgan Wealth Management received the highest score in both the Self-Directed and Full-Service Investors segments of the J.D. Power 2024 U.S. Wealth Management Digital Experience Study of customers' overall satisfaction with wealth management websites and mobile apps. Visit jdpower.com/awards for more details.

2025 Proxy Statement	55

Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Teamwork & Leadership

JPMorganChase remains steadfast in its belief that attracting and retaining the best talent and fostering an inclusive culture strengthens the Firm’s business, helps build community trust, and drives long-term shareholder value. The Firm remains focused on workplace policies that prohibit discrimination and drive a work environment where all individuals, regardless of background, are treated with respect and dignity.

We believe in equal opportunity employment. In order to attract and retain the highest quality talent, we support the professional development and career growth of our employees through training and educational programs, and provide market-competitive compensation, benefits and wellness programs. We are focused on being an employer of choice for all talent, where employees feel like they belong. Highlights from 2024 include:

2024 Top Companies List	5th Most Admired Company in the World	Most Attractive Employer (U.K. & Singapore)	Excellence in Health & Well-Being Award
LinkedIn	FORTUNE	Universum	Business Group on Health

Attraction, retention and growth
The goal of our recruitment efforts is to attract and hire highly qualified candidates in all roles and at all career levels. The Firm’s hiring practices focus on the skills and qualifications of a candidate relative to the job requirements. We strive to provide both external candidates and internal employees who are seeking a different role with challenging and stimulating career opportunities that range from internship training programs for students to entry-level, management and executive careers.
We are dedicated to a culture that enables employees and leaders to grow and succeed throughout their careers while encouraging them to uphold a standard of excellence. We continue to offer extensive training programs and resources to help employees build their knowledge, skills and experience, and to guide their career advancement focusing on a variety of topics including leadership and management, artificial intelligence, data literacy and operational and professional skills.
Succession planning
Succession planning is a priority for the Board and the Firm’s senior leadership, with the objective of having a pipeline of the best executives who lead inclusively for today and the future. We have implemented a disciplined executive talent management and succession planning process that includes LOBs and Corporate functions holding talent review discussions within their management teams and identifying potential successors for key leadership roles.
One of the Board’s top priorities is succession planning for Mr. Dimon, which entails enabling an orderly CEO transition to take place in the medium-term, and as noted on page 28, it has well-developed processes in place to support proper governance. As part of succession planning, the Board continues to oversee management’s development of Operating Committee members, and as noted on page 39 of the CD&A, in January 2025, the Firm announced leadership changes.
Employee well-being
We are dedicated to providing programs and policies that support the needs of our employees and their families. We continually invest in and explore ways to improve health outcomes and strengthen our benefits offerings. We offer a comprehensive benefits and wellness package to employees and their families, including healthcare coverage, retirement benefits, life and disability insurance, on-site health and wellness centers, employee assistance programs, competitive vacation and leave policies, backup child care arrangements, tuition reimbursement programs, counseling and resources related to mental health and financial coaching.

56	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

03	How performance determined pay in 2024
CEO pay is strongly aligned to the Firm’s short-, medium- and long-term performance, with approximately 87% of the CEO’s variable pay deferred into equity, of which 100% is in at-risk PSUs for both our current CEO and President & COO. Other NEO pay is also strongly aligned to Firm and LOB performance, with a majority of variable pay deferred into equity, of which 50% is in at-risk PSUs.
The table below sets forth salary and incentive compensation awarded to our NEOs for 2024 performance. The pages that follow summarize the performance of individual NEOs that drove the CMDC’s 2024 pay decisions. Officer position titles within this Proxy Statement reflect current roles and responsibilities as of the record date.
NEO annual compensation table

		Annual Compensation (For Performance Year)
			Incentive Compensation
Name and principal position	Year	Salary	Cash	RSUs	PSUs[1]	Total
James Dimon Chairman and Chief Executive Officer	2024	$1,500,000	$5,000,000	$—	$32,500,000	$39,000,000
	2023	1,500,000	5,000,000	—	29,500,000	36,000,000
	2022	1,500,000	5,000,000	—	28,000,000	34,500,000
Daniel Pinto[2] President and Chief Operating Officer	2024	1,500,000	5,000,000	—	25,000,000	31,500,000
	2023	1,500,000	5,000,000	—	23,500,000	30,000,000
	2022	1,500,000	5,000,000	—	22,000,000	28,500,000
Mary Callahan Erdoes Chief Executive Officer, Asset & Wealth Management	2024	1,000,000	11,000,000	8,250,000	8,250,000	28,500,000
	2023	750,000	10,500,000	7,875,000	7,875,000	27,000,000
	2022	750,000	9,900,000	7,425,000	7,425,000	25,500,000
Troy Rohrbaugh[3] Co-Chief Executive Officer, Commercial & Investment Bank	2024	1,000,000	9,200,000	6,900,000	6,900,000	24,000,000

Jeremy Barnum Chief Financial Officer	2024	1,000,000	6,530,000	4,897,500	4,897,500	17,325,000
	2023	750,000	5,700,000	4,275,000	4,275,000	15,000,000
	2022	750,000	4,500,000	3,375,000	3,375,000	12,000,000
1Reflects the grant date fair value. Actual amounts of PSUs received by NEOs upon vesting may range from 0% to 150% of the target shares (excluding accrued dividends), depending upon the Firm’s performance.
2Mr. Pinto’s 2022 and 2023 salary of $1,500,000 includes a fee of £100,000 and £96,164 respectively for his service on the J.P. Morgan Securities plc Board.
3Mr. Rohrbaugh was not a NEO in 2022 or 2023. Mr. Rohrbaugh's 2024 salary of $1,000,000 includes a fee of £150,000 for his service on the J.P. Morgan Securities plc Board.
Interpreting 2024 NEO compensation
The table above is presented to show how the CMDC and Board viewed compensation awarded for 2024 performance. It differs from how compensation is reported in the “Summary compensation table” (“SCT”) on page 64, which is required by the SEC, and is not intended as a substitute for the SCT. There are two principal differences between the SCT and the table above:
1.The Firm grants both cash and equity incentive compensation after a performance year is completed. In both the table above and the SCT, cash incentive compensation paid in 2025 for 2024 performance is shown as 2024 compensation. In the table above, the equity awards (RSUs and PSUs) granted in 2025 for 2024 performance are shown as 2024 compensation. In contrast, the SCT reports the value of equity awards in the year in which they are granted. As a result, awards granted in 2024 for 2023 performance are shown in the SCT as 2024 compensation.
2.The table above does not show the change in pension value and nonqualified deferred compensation and all other compensation, which are reported in the SCT. In addition to showing the 2024 amounts, the SCT shows revised all other compensation amounts for 2023 and 2022.

2025 Proxy Statement	57

Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

2024 CEO annual compensation is aligned with multi-year performance

James Dimon
Chairman & Chief Executive Officer
In determining Mr. Dimon’s compensation, independent members of the Board considered his exemplary leadership and achievements across the Firm’s four broad performance dimensions.

CEO PERFORMANCE SUMMARY: Assessment of results against long-term strategic priorities and qualitative considerations

Progress Against our Strategic Framework
•CCB: #1 U.S. retail deposit market share	•CIB: #1 Total Markets and Global IB fees	•AWM: #1 Active Flows

•Maintained a fortress balance sheet, including building excess capital in anticipation of the Basel 3 Endgame and a potentially more challenging economic environment
•Continued to efficiently address risk and controls while improving client and customer experience
•Continued investment in technology including the modernization of infrastructure and developer tools, with a focus on AI/ML to enable improved internal processes and enhanced experiences for our clients and customers

2024 Business Results
•Record revenue[1,2] of $180.6 billion •Pre-tax income of $75.1 billion; Pre-tax income ex. LLR[1,2] of $80.2 billion	•Record net income of $58.5 billion •EPS of $19.75	•BVPS of $116.07; TBVPS[2] of $97.30 •ROE of 18%; ROTCE[2] of 22%

Risk, Controls & Conduct

Continued to focus on:
•Maintaining a strong risk discipline across the organization as well as a satisfactory risk and controls environment
•Investing significantly in our technologies to mitigate risk, as well as in our cyber defense capabilities and strengthening partnerships with government and law enforcement agencies to enhance our defenses
•Conducting deep dives into top risk areas including those associated with geopolitical tensions and economic uncertainty
•Setting the highest standards of leadership and manager expectations to drive the Firm’s culture, consistent with our Business Principles

Client/Customer/Stakeholder

•Continued to put our customers first by building products and services that deliver value, including enhancing the digital experience and ease of doing business in a fast and simple way through modernization and AI/ML
•Remained steadfast in powering economic growth, being a great place to work, and creating access to opportunities in the communities we serve in the areas we can make meaningful impact aligned with our business objectives

Teamwork & Leadership

•Continued focus on and execution of a long-term succession planning strategy for the Firm’s senior leadership; recently announced leadership changes with the objective of maintaining a pipeline of top executives to lead for today and the future
•Fostered a culture of respect and inclusion to promote innovation, creativity and productivity, enabling leaders and their teams to grow and succeed
•Continued to support programs and policies that support the needs and improve health outcomes of our employees and their families

1The Firm reviews the results of the Firm on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
2Managed Revenue, Pre-Tax Income (ex. LLR), TBVPS and ROTCE are non-GAAP financial measures. Refer to Note 1 on page 100 for further discussion on these measures.

58	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

2024 NEO pay-for-performance summaries
The following pages are summaries of our NEOs’ progress against the Firm’s strategic framework and achievements across the Firm’s four broad performance dimensions.

Daniel Pinto
President & COO
Mr. Pinto became sole President and Chief Operating Officer in January 2022, after serving as Co-President and Co-Chief Operating Officer of the Firm from January 2018. Mr. Pinto previously served as Co-CEO of the Corporate & Investment Bank starting in 2012 and sole CEO of the Corporate & Investment Bank from 2014 to 2024.

PERFORMANCE SUMMARY: Assessment of results against long-term strategic priorities and qualitative considerations

Progress Against our Strategic Framework

•Continued to lead the oversight of Firmwide support functions to drive execution and delivery of functional transformation, work with business leaders across the Firm on execution of strategic priorities, and provide oversight of critical Firmwide & cross-LOB initiatives

2024 Business Results

•The Firm achieved managed revenue[1,2] of $180.6 billion, which was a record for the seventh consecutive year, as well as record net income of $58.5 billion, or $19.75 per share, with ROTCE[2] of 22%
•Provided leadership on capital, liquidity and interest rate risk and portfolio management through a complex economic and regulatory environment
•Executed responsibilities across the Firm, with a particular focus on driving operating discipline, performing deep strategic reviews with senior leaders across a variety of businesses, and overseeing progress of the Firm's AI capabilities

Risk, Controls & Conduct

•Continued to maintain a strong risk discipline across the organization as well as a satisfactory risk and controls environment with a focus on addressing issues and strengthening governance, automation, operating model and controls, including for cloud, emerging technologies, privacy and data protection
•Continued to make significant progress in addressing regulatory matters affecting the Firm
•Continued engagement in top risk areas including those associated with geopolitical tensions and economic uncertainty
•Sets the highest standards of leadership and manager expectations to drive the Firm’s culture, consistent with our Business Principles

Client/Customer/Stakeholder

•Fostered strong senior relationships with both well-established and newer global regulators allowing for effective escalation and communication and set the tone for the Firm's approach to regulatory matters
•Continued focus on further deepening existing and building new relationships with clients and investors as well as synergies on cross-LOB initiatives to improve client experiences
•Continued to support the Firm's investments in AI/ML technologies to drive advancement and modernization

Teamwork & Leadership

•Continued focus on succession, development of top talent, training and hiring across the Firm
•Mentored OC members and other senior talent on business issues, customer/client impact and leadership development
•Continued to foster a culture of respect and inclusion to promote innovation, productivity and growth

1The Firm views the results of the Firm on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
2Managed Revenue and ROTCE are non-GAAP financial measures. Refer to Note 1 on page 100 for further discussion on these measures.

2025 Proxy Statement	59

Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Mary Callahan Erdoes
CEO: Asset & Wealth Management
Ms. Erdoes has served as Chief Executive Officer of Asset & Wealth Management since September 2009. She previously served as CEO of Wealth Management from 2005 to 2009.

PERFORMANCE SUMMARY: Assessment of results against long-term strategic priorities and qualitative considerations

Progress Against our Strategic Framework

•Continued innovation and investments to provide clients with high quality and personalized products at scale, while maintaining focus on a long-term fiduciary mindset to both deliver strong financial performance and grow the business

2024 Business Results

•AWM achieved record net income of $5.4 billion on record revenue[1] of $21.6 billion (8th year); ROE of 34%; and pre-tax margin of 34%; gained market share overall
•AUM of $4.0 trillion and client assets of $5.9 trillion, each up 18% respectively
•Record long-term AUM flows of $234 billion, positive across all channels, regions and asset classes, and client asset flows of $486 billion; top 2 rank in Client Asset Flows[2] over a 5-year period
•Average deposits of $235.1 billion (up 9%); record average loans of $227.7 billion (up 3%)

Risk, Controls & Conduct

•Focused on integration of acquisitions, including ongoing efforts to align standards, culture and controls
•Continued to maintain a satisfactory risk and controls environment while investing in modernization and processes to strengthen operational controls that support growth at scale and the management of complex client needs
•Eliminated manual processes and enabled better risk intelligence, leveraging AI capabilities and enhanced workflow tools
•Continued accountability for deepening the Firm’s fiduciary culture, while maintaining focus on regulatory matters, change management and navigating market volatility
•Demonstrated focus on driving accountability and the highest standards of culture and conduct consistent with our Business Principles

Client/Customer/Stakeholder

•85% of 10-year long-term mutual fund AUM performing in top two quartiles, and 91% of our equities AUM are performing above benchmark
•Drove technology modernization and advancement by spearheading firmwide enhancements in data centers and implementing AI/ML technologies across AWM; these efforts aim to increase efficiencies, reduce risk, and enhance our ability to serve clients effectively
•Received wide recognition for innovation, performance and service: Best Active ETF Issuer for $1B+, World’s Best Private Bank, Best Private Bank for Big Data Analytics and AI, Best Private Bank for Digital Customer Experience, The Investment Company of the Year (Europe) and Equities Fund Manager of the Year (Europe)
•Delivered industry leading client flows while maintaining strong profitability and returns on AWM's allocated equity

Teamwork & Leadership

•Maintained focus on the retention of top talent, as well as cross-training and further development of leaders
•Supported talent initiatives by overhauling training programs, such as training new analysts in AI prompt engineering, and enhancing mobility and cross-training opportunities across AWM, including for senior leadership
•Strengthened our culture by developing initiatives that align with the Firm’s Purpose and Values, fostering an environment of inclusion and appreciation

1The Firm reviews the results of the lines of business on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
2Refer to Note 14 on page 2.

60	2025 Proxy Statement

Compensation discussion and analysis | Executive compensation

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Troy Rohrbaugh
Co-CEO: Commercial & Investment Bank
Mr. Rohrbaugh became Co-CEO of the Commercial & Investment Bank in January 2024, after serving as Co-head of Markets & Securities Services from June 2023. Mr. Rohrbaugh previously served as head of Global Markets starting in 2019.

PERFORMANCE SUMMARY: Assessment of results against long-term strategic priorities and qualitative considerations

Progress Against our Strategic Framework

•Continued to advance CIB's industry-leading positions and focus on integration, collaboration and modernization across the business to provide clients with high quality products and services, and deliver strong performance

2024 Business Results

•CIB[1] achieved net income of $24.8 billion on revenue[2] of $70.1 billion, with an ROE of 18%
•IB fees of $9.1 billion, up 37%; Payments revenue of $18.1 billion, up 1%; Fixed Income revenue of $20.1 billion, up 5%; Equities revenue of $9.9 billion, up 13%; and Securities Services revenue of $5.1 billion, up 7%
•Ranked #1 in global IB fees for the 16th consecutive year with wallet share of 9.3% in 2024[3]
•Ranked #1 in M&A, ECM and DCM for the first time in a calendar year[4]
•Participated in 7 of the top 10 fee paying deals[4]
•Ranked #1 in Total Markets with 11.4%[5] wallet share (#1 in Fixed Income; #2 in Equities)
•Record revenue across Payments, Total Markets, and Securities Services

Risk, Controls & Conduct

•Continued to maintain a satisfactory risk and control environment through a culture focused on anticipation of risks, issues and accountability
•Continued to enhance incident and change management capabilities to increase operational resilience across core business activities & services
•Continued to make progress in addressing regulatory matters affecting CIB
•Demonstrated focus on driving accountability and the highest standards of culture and conduct consistent with our Business Principles

Client/Customer/Stakeholder

•Continued focus on and investment in technologies, efficiency and modernization, implementing optimized client-focused solutions to meet their needs and gain market share globally, in addition to driving AI product maturity and adoption
•Maintained significant attention to synergizing cross-LOB initiatives to improve client experiences and returns
•Ranked #1 for overall institutional client service quality for the 6th consecutive year in Global Markets, per Coalition Greenwich Voice of Client 2024 Markets Study
•Ranked #1 Global Research, #1 Global Fixed Income Research and #1 Global Equity Research by Extel: an Institutional Investor Company

Teamwork & Leadership

•Continued focus on succession planning, retention & development of top talent, training and hiring
•Led the integration of the former Commercial Bank and Corporate & Investment Bank, and focused on driving cross-functional work to create an enhanced client experience and promote productivity
•Supported our culture of respect and inclusion, and focused on engaging across the CIB organization

1Refer to Note 9 on page 2.
2The Firm reviews the results of the lines of business on a managed basis. Refer to Note 2, on page 100 for a definition of managed basis.
3Refer to Note 10 on page 2.
4Dealogic as of January 2, 2025.
5Refer to Note 11 on page 2.

2025 Proxy Statement	61

Executive compensation | Compensation discussion and analysis

How we think about pay decisions	How we performed against our business strategy	How performance determined pay in 2024

Jeremy Barnum
Chief Financial Officer
Mr. Barnum was appointed as the Chief Financial Officer of the Firm in May 2021. Previously, Mr. Barnum served as head of Global Research for the Corporate & Investment Bank and prior to that, was Chief Financial Officer and Chief of Staff for the Corporate & Investment Bank from 2013 through the beginning of 2021.

PERFORMANCE SUMMARY: Assessment of results against long-term strategic priorities and qualitative considerations

Progress Against our Strategic Framework
•Ongoing focus on managing the Firm’s balance sheet while providing transparency and expertise to a broad range of clients, customers, shareholders and other stakeholders through a dynamic environment

2024 Business Results

•Managed the Firm’s balance sheet, capital and liquidity position, interest rate risk and portfolio through a complicated economic and regulatory environment
•Continued to drive expense discipline across the Firm as well as improvements in financial forecasting and reporting processes, including the technology vision and strategy for data management across the Finance and Treasury organizations
•Continued to deliver on regulatory reporting requirements, including integration efforts related to First Republic and the new CIB segment
•Provided ongoing analysis, public messaging and advocacy efforts on the Basel 3 Endgame and Globally Systemic Important Bank (“GSIB”) proposals

Risk, Controls & Conduct

•Continued to maintain a strong risk discipline across the organization as well as satisfactory risk and controls environment with strong engagement on firmwide issues and firmwide forums
•Focused on risk identification, mitigation and timely remediation across capital, liquidity, external financial reporting and the firmwide business resiliency program, among others, and contributed to consistent and transparent regulatory engagement
•Demonstrated focus on driving accountability and the highest standards of culture and conduct consistent with our Business Principles

Client/Customer/Stakeholder

•Continued to build and strengthen relationships with a broad range of investors, analysts, regulators, clients and employees by participating in numerous internal and external engagements globally
•Participated in constructive engagement and advocacy with key regulators on matters important to the Financial Services industry, particularly regulatory capital
•Provided oversight of a strong Investor Relations team and continued to deliver on the strategy for best-in-class external communication

Teamwork & Leadership

•Continued to drive connectivity across an organization that contains a wide range of disciplines and professional expertise with a particular focus on delivering superior execution of core responsibilities
•Continued focus on succession planning and cultivating development opportunities for key senior leaders, as well as building a talent pipeline
•Provided ongoing leadership and support to drive the delivery of strategic priorities

62	2025 Proxy Statement

Compensation & Management Development Committee report | Executive compensation

Compensation & Management Development Committee report
The Compensation & Management Development Committee has reviewed the Compensation discussion and analysis and discussed that analysis with management.
Based on such review and discussion with management, the Compensation & Management Development Committee recommended to the Board of Directors that the Compensation discussion and analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024. This report is provided as of March 18, 2025, by the following independent directors, who comprise the Compensation & Management Development Committee:
Stephen B. Burke (Chair)
Linda B. Bammann
Todd A. Combs
Virginia M. Rometty

The Compensation discussion and analysis is intended to describe our 2024 performance, the compensation decisions for our Named Executive Officers and the Firm’s philosophy and approach to compensation. The following tables and disclosures on pages 64-77 present additional information required in accordance with SEC rules, including the Summary compensation table and the Pay versus performance disclosure.

2025 Proxy Statement	63

Executive compensation | Executive compensation tables

Executive compensation tables
I. Summary compensation table (SCT)
The following table and related notes present the compensation for our Named Executive Officers in the format specified by the SEC. The table below reflects equity awards made in 2024 for 2023 performance. The “NEO annual compensation table" on page 57 shows how the CMDC viewed compensation actions for 2024 performance. Officer position titles within this Proxy Statement reflect current roles and responsibilities as of the record date.

Name and principal position	Year	Salary ($)[1]	Bonus ($)[2]	Stock awards ($)[3]	Change in pension value and non-qualified deferred compensation earnings ($)[4]	All other compensation ($)[5]		Total ($)
James Dimon Chairman and CEO	2024	$1,500,000	$5,000,000	$29,500,000	$50,826	$1,632,636	[6]	$37,683,462
	2023	1,500,000	5,000,000	28,000,000	40,185	1,420,074	[6]	35,960,259
	2022	1,500,000	5,000,000	28,000,000	29,877	1,080,136	[6]	35,610,013
Daniel Pinto[7] President and COO	2024	1,500,000	5,000,000	23,500,000	—	72,089	[8]	30,072,089
	2023	1,500,000	5,000,000	22,000,000	—	97,037		28,597,037
	2022	1,500,000	5,000,000	19,444,052	—	662,401		26,606,453
Mary Callahan Erdoes CEO, AWM	2024	1,000,000	11,000,000	15,750,000	19,779	37,181	[9]	27,806,960
	2023	750,000	10,500,000	14,850,000	29,183	5,000		26,134,183
	2022	750,000	9,900,000	11,850,000	—	5,000		22,505,000
Troy Rohrbaugh[10] Co-CEO, CIB	2024	1,000,000	9,200,000	13,350,000	4,530	5,373	[11]	23,559,903

Jeremy Barnum Chief Financial Officer	2024	1,000,000	6,530,000	8,550,000	10,582	5,000	[12]	16,095,582
	2023	750,000	5,700,000	6,750,000	16,257	5,000		13,221,257
	2022	750,000	4,500,000	5,583,750	—	5,000		10,838,750
1Salary reflects the actual amount paid in each year.
2Includes amounts awarded, whether paid or deferred. Cash incentive compensation reflects compensation earned in connection with the performance year shown, which was awarded in January of the following year.
3Includes amounts awarded during the year shown. Amounts are the fair value on the grant date in accordance with applicable accounting guidance. Actual amounts of PSUs received by NEOs upon vesting may range from 0% to 150% of the target shares (excluding accrued dividends), depending upon the Firm’s performance. At the maximum level of performance, the value of PSUs awarded in 2024 would be: $44,250,000 for Mr. Dimon; $35,250,000 for Mr. Pinto; $11,812,500 for Ms. Erdoes; $10,012,500 for Mr. Rohrbaugh; and $6,412,500 for Mr. Barnum. The Firm’s accounting for employee stock-based incentives is described in Note 9 to the Firm’s Consolidated Financial Statements in the 2024 Annual Report on pages 233-234 which may be accessed on our website at jpmorganchase.com, under Investor Relations.
4Amounts for years 2024, 2023, and 2022 are the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit pension plans (including supplemental plans). No NEOs had earnings in excess of 120% of the applicable federal rate on deferred compensation balances where the rate of return is not calculated in the same or in a similar manner as earnings on hypothetical investments under the Firm’s qualified plans. The amount of earnings in excess of 120% of the applicable federal rate included in this column is $0 for each of 2024, 2023 and 2022.
5“All other compensation” includes the cost, if any, for a NEO’s immediate family member to attend business-related events where familial attendance is expected or customary. This did not exceed the greater of $25,000 or 10% of the NEO’s total perquisites and personal benefits except as specifically noted in the footnotes that follow.
6The 2024 “All other compensation” amount for Mr. Dimon includes: $5,000 in employer non-matching contributions to the U.S. defined contribution plan; $420,220 for filing fee and related professional services fees relating to Mr. Dimon’s compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976; $293,753 for personal use of corporate aircraft; $31,522 for personal use of corporate cars; and $882,141 for the cost of residential, personal travel, and related security paid by the Firm. 2023 and 2022 “All other compensation” amounts for Mr. Dimon include previously unreported amounts primarily related to prescribed enhanced security measures for Mr. Dimon (totaling $866,479 and $761,407, respectively). These amounts were identified before the filing of this proxy statement.
(1)Aircraft: operating cost per flight hour for the aircraft type used, developed by an independent reference source, including fuel, fuel additives and lubricants; landing and parking fees; crew expenses; small supplies and catering; maintenance, labor and parts; engine restoration costs; and a maintenance service plan
(2)Cars: annual lease valuation of the cars; annual insurance premiums; fuel expense; annual maintenance; other miscellaneous expense; and annual drivers’ compensation, including salary, benefits and bonus. The resulting total is allocated between personal and business use based on mileage.
(3)Security: annual employee compensation, including salary, benefits and bonus, allocated between non-business and business based on time; direct costs of third-party vendors and equipment; and ancillary expenses.
7Mr. Pinto’s 2023 and 2022 salary of $1,500,000 includes a fee of £96,164 for 2023 and £100,000 for 2022 for his service on the J.P. Morgan Securities plc Board.
8The “All other compensation” amount for Mr. Pinto includes $3,000 in employer non-matching contributions to the U.S. defined contribution plan and $67,598 in tax compliance assistance for business travel and relocation at the Firm’s request.
9The “All other compensation” amount for Ms. Erdoes includes $5,000 in employer non-matching contributions to the U.S. defined contribution plan and $30,830 for filing fee and related professional services fees relating to Ms. Erdoes's compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

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10Mr. Rohrbaugh was not a NEO in 2022 or 2023. Mr. Rohrbaugh's 2024 salary of $1,000,000 includes a fee of £150,000 for his service on the J.P. Morgan Securities plc Board.
11The "All other compensation" amount for Mr. Rohrbaugh includes $4,000 in employer non-matching contributions to the U.S. defined contribution plan and $1,373 in estimated tax gross-up payments made on behalf of Mr. Rohrbaugh in the U.K. in connection with his director role on the J.P. Morgan Securities plc Board at the Firm's request.
12The “All other compensation” amount for Mr. Barnum includes $5,000 in employer non-matching contributions to the U.S. defined contribution plan.
II. 2024 Grants of plan-based awards
The following table shows grants of plan-based awards1 made in 2024. No awards of options or SARs were granted to NEOs in 2024.

		Estimated Future Payout Under Equity Incentive Plan Awards (PSUs)[2]			Stock awards (RSUs)[3]
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)	Number of shares of restricted stock or units (#)	Grant date fair value ($)[4]
James Dimon	1/16/2024	—	177,503	266,254	—	$29,500,000
Daniel Pinto	1/16/2024	—	141,401	212,101	—	23,500,000
Mary Callahan Erdoes	1/16/2024	—	—	—	47,385	7,875,000
	1/16/2024	—	47,385	71,077	—	7,875,000
Troy Rohrbaugh	1/16/2024	—	—	—	40,164	6,675,000
	1/16/2024	—	40,164	60,246	—	6,675,000
Jeremy Barnum	1/16/2024	—	—	—	25,723	4,275,000
	1/16/2024	—	25,723	38,584	—	4,275,000
1Equity grants are awarded as part of the annual compensation process and as part of employment offers for new hires. Grants made as part of the annual incentive compensation process are generally awarded in January after fourth quarter earnings are released. RSUs and PSUs carry no voting rights. On January 21, 2025, the Firm awarded RSU and PSU awards as part of 2024 annual incentive compensation. Because these awards were granted in 2025, they do not appear in this table, which is required to include only equity awards actually granted during 2024. These 2025 awards are however reflected in the “NEO annual compensation table" on page 57.
2PSUs vest on March 25, 2027, and are subject to a two-year holding period post-vesting. Each PSU represents the right to receive one share of common stock on the vesting date. The ultimate number of PSUs that will vest will be determined by the Firm’s performance over the three-year performance period and will include any accumulated reinvested dividend equivalent shares. The dividend equivalent shares, if any, will be based on: (1) the number of PSUs earned at vesting; and (2) dividends that would have been paid on the Firm’s common stock during the vesting period as of each dividend payment date, if any.
3RSUs vest in two equal installments on January 13, 2026 and 2027. Each RSU represents the right to receive one share of common stock on the vesting date and non-preferential dividend equivalents, payable in cash, equal to any dividends paid on the Firm’s common stock during the vesting period.
4The grant date fair value for RSUs and PSUs is based on the average of the high and the low prices of JPMorganChase common stock on the grant date multiplied by the number of units granted (for RSUs) or target number of PSUs.

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III. Outstanding equity awards at fiscal year-end 2024
The following table shows the number of shares of the Firm’s common stock underlying (i) SARs and (ii) RSUs and PSUs that had not yet vested held by the Firm’s Named Executive Officers on December 31, 2024.

		Option awards					Stock awards
Name	Option/ stock award grant date[1]	Number of securities underlying unexercised options: # exercisable[1,2]	Number of securities underlying unexercised options: # unexercisable[1,2]		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested[1,2,3]		Number of unearned performance shares or units of stock that have not vested[1,2,3]
James Dimon
	7/20/2021	—	1,500,000	[a]	148.73	7/20/2031	—		—
	1/18/2022[4]	—	—		—	—	295,811	[b]	—
	1/17/2023	—	—		—	—	—		312,616	[b]
	1/16/2024	—	—		—	—	—		270,778	[b]
Total awards (#)		—	1,500,000				295,811		583,394
Market value ($)[5]		$—	$136,470,000				$70,908,855		$139,845,376
Daniel Pinto
	1/16/2018	—	—		—	—	19,524	[c]	—
	1/16/2018	—	—		—	—	12,736	[c]	—
	1/15/2019	—	—		—	—	46,884	[c]	—
	1/15/2019	—	—		—	—	33,435	[c]	—
	1/21/2020	—	—		—	—	53,478	[c]	—
	1/21/2020	—	—		—	—	36,969	[c]	—
	1/19/2021	—	—		—	—	83,620	[c]	—
	1/19/2021	—	—		—	—	55,433	[c]	—
	12/14/2021	—	750,000	[a]	159.095	12/14/2031	—		—
	1/18/2022[4]	—	—		—	—	113,444	[c]	—
	1/18/2022	—	—		—	—	74,774	[c]	—
	1/17/2023	—	—		—	—	—		245,626	[b]
	1/16/2024	—	—		—	—	—		215,705	[b]
Total awards (#)		—	750,000				530,297		461,331
Market value ($)[5]		$—	$60,461,250				$127,117,494		$110,585,654
Mary Callahan Erdoes
	1/18/2022[4]	—	—		—	—	62,597	[b]	—
	1/18/2022	—	—		—	—	19,343	[d]	—
	1/17/2023	—	—		—	—	52,892	[d]	82,900	[b]
	1/16/2024	—	—		—	—	47,385	[d]	72,285	[b]
Total awards (#)		—	—				182,217		155,185
Market value ($)[5]		$—	$—				$43,679,237		$37,199,396

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		Option awards				Stock awards
Name	Option/ stock award grant date[1]	Number of securities underlying unexercised options: # exercisable[1,2]	Number of securities underlying unexercised options: # unexercisable[1,2]	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested[1,2,3]		Number of unearned performance shares or units of stock that have not vested[1,2,3]
Troy Rohrbaugh
	1/18/2022[4]	—	—			67,351	[b]	—
	1/18/2022	—	—			20,812	[d]	—
	1/17/2023	—	—			45,412	[d]	71,176	[b]
	1/16/2024	—	—			40,164	[d]	61,270	[b]
Total awards (#)		—	—			173,739		132,446
Market value ($)[5]		$—	$—			$41,646,976		$31,748,631
Jeremy Barnum
	1/18/2022[4]	—	—	—	—	29,496	[b]	—
	1/18/2022	—	—	—	—	9,115	[d]	—
	1/17/2023	—	—	—	—	24,042	[d]	37,682	[b]
	1/16/2024	—	—	—	—	25,723	[d]	39,240	[b]
Total awards (#)		—	—			88,376		76,922
Market value ($)[5]		$—	$—			$21,184,611		$18,438,973
1The awards set forth in the table were granted with the following vesting schedules:
aSARs become exercisable in year five
bPSUs cliff vest in year three including any dividends that are reinvested over the vesting period
cPSUs and RSUs vest in five equal installments, in years three, four, five, six and seven
dRSUs vest in two equal installments, in years two and three
2Value based on $239.71, which was the closing price per share of our common stock on December 31, 2024.
3Represents the maximum number of shares that NEOs may receive over the vesting period in connection with PSU awards granted and accumulated reinvested dividend equivalent shares, as applicable, as of December 31, 2024. The ultimate number of PSUs earned at vesting is determined by a pre-established formula set at the time of the award based on the Firm’s absolute and relative ROTCE performance over the subsequent three years, with potential payout value ranging from 0% to 150%.
4Represents PSU awards for which the performance period ended on December 31, 2024. The CMDC certified the applicable performance criteria for the PSUs on March 18, 2025; the PSUs subsequently vested on March 25, 2025 as noted in the applicable footnotes b and c.
5For option awards, this represents the market value of in-the-money SARs; for stock awards it represents the value of PSUs or RSUs that have not vested.

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IV. 2024 Option exercises and stock vested table
The following table shows the number of shares acquired and the value realized during 2024 upon the vesting of PSUs and RSUs previously granted to each of the Named Executive Officers. There were no stock options exercised in 2024.

	Stock awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)[1]
James Dimon	292,667	$57,260,271
Daniel Pinto	170,536	31,790,704
Mary Callahan Erdoes	112,274	21,017,955
Troy Rohrbaugh	113,743	21,271,512
Jeremy Barnum	17,911	3,091,528
1Values were determined by multiplying the number of PSUs and RSUs, as applicable, that vested by the per-share fair market value of our common stock on the vesting date.
V. 2024 Pension benefits
The table below sets forth the retirement benefits expected to be paid to our Named Executive Officers under the Firm’s retirement plans. The terms of the plans are described below the table. No payments were made under these plans during 2024 to our NEOs.

Name	Plan name	Number of years of credited service (#)	Present value of accumulated benefit ($)
James Dimon	Retirement Plan	19	$237,194
	Excess Retirement Plan	19	564,286
Daniel Pinto	—	—	—
Mary Callahan Erdoes	Retirement Plan	23	376,429
	Excess Retirement Plan	23	33,488
Troy Rohrbaugh	Retirement Plan	14	95,496
Jeremy Barnum	Retirement Plan	23	227,528
Retirement Plan — The JPMorgan Chase Retirement Plan is a qualified noncontributory U.S. defined benefit pension plan that provides benefits to most U.S. employees. The Plan was frozen with respect to pay credit contributions, effective January 1, 2020, and frozen with respect to new entrants into the Plan, effective January 1, 2019. Employees became fully vested in the value of their Plan benefits as a result of this change. The years of service listed above are as of the freeze date. The Plan employed a cash balance formula (in the form of pay and interest credits) to determine amounts at retirement. Pay credits ceased effective with the plan freeze. Interest credits, which generally equal the yield on one-year U.S. Treasury bills plus 1% (subject to a minimum of 4.5%), continue to accrue. Account balances include the value of benefits earned under prior heritage company plans, if any. Benefits are payable as an actuarially equivalent lifetime annuity with survivorship rights (if married) or optionally under a variety of other payment forms, including a single-sum distribution.
Excess Retirement Plan — Benefits were determined under the same terms and conditions as the Retirement Plan, but reflecting base salary in excess of IRS limits up to $1 million and benefit amounts in excess of IRS limits. Benefits are generally payable in a lump sum in the year following termination. The plan is closed to new participants and accruals under the plan were discontinued as of May 1, 2009.
Present value of accumulated benefits — The valuation method and all material assumptions used to calculate the amounts above are consistent with those reflected in Note 8 to the Firm’s Consolidated Financial Statements in the 2024 Form 10-K on pages 230 - 232. Key assumptions include the discount rate (5.65%); interest rates (interest crediting rates of 5.20% for 2025, and 5.25% thereafter, to project cash balances; 4.80% to convert annuities to lump sums and lump sums to

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annuities) and mortality rates (for the present value of annuities, the Pri-2012 (white-collar) projected generational mortality table with projection scale MP2021; for lump sums, the UP94 mortality table projected to 2002, with 50%/50% male/female weighting). We assumed benefits would commence at normal retirement date or unreduced retirement date, if earlier. Benefits paid from the Retirement Plan were assumed to be paid either as single-sum distributions (with probability of 85%) or life annuities (with probability of 15%). Benefits from the Excess Retirement Plan are paid as single-sum distributions. No death or other separation from service was assumed prior to retirement date.
VI. 2024 Non-qualified deferred compensation
The Deferred Compensation Plan allows eligible participants to defer their annual cash incentive compensation awards on a before-tax basis up to a maximum of $1 million. A lifetime $10 million cap applies to deferrals of cash made after 2005. No deferral elections have been permitted relative to equity awards since 2006. During 2024, there were no contributions made by the Firm nor contributions made or withdrawals or distributions received by the Named Executive Officers.

Name	Aggregate earnings (loss) in last fiscal year ($)[1]	Aggregate balance at last fiscal year–end ($)
James Dimon	$9,027	$171,116
Daniel Pinto	864	27,312
Mary Callahan Erdoes	—	—
Troy Rohrbaugh	—	—
Jeremy Barnum	—	—
1The Deferred Compensation Plan allows participants to direct their deferrals among several investment choices, including JPMorganChase common stock; an interest income fund based 50% on a weighted average of returns by Hartford Investment Management Company SVA Bond Index Division and 50% by Newport Group designated set of general account life insurance policies owned by JPMorganChase; Hartford funds indexed to fixed income, bond, balanced, S&P 500, Russell 2000 and international portfolios; and Hartford investments in Vanguard Variable Insurance Fund high-yield bond, mid-cap and REIT index. In addition, there are balances in deemed investment choices from heritage company plans that are no longer open to new deferrals.
Investment returns in 2024 for the following investment choices were: Short-Term Fixed Income, 6.36%; Interest Income, 3.28%; Barclays Capital U.S. Aggregate Bond Index, 1.19%; High-Yield, 6.3%; Balanced Portfolio, 12.59%; S&P 500 Index, 24.96%; Mid-Cap Index, 15.08%; Russell 2000 Index, 11.42%; REIT Index, 4.74%; International, 9.01%; and JPMorganChase common stock, including dividend equivalents, 44.27%.
Beginning with deferrals credited January 2005 under the Deferred Compensation Plan, participants were required to elect to receive distribution of the deferral balance beginning either following retirement or termination or in a specific year but no earlier than the second anniversary of the date the deferral would otherwise have been paid. If retirement or termination were elected, payments will commence during the calendar year following retirement or termination. Participants may elect the distribution to be lump sum or annual installments for a maximum of 15 years. With respect to deferrals made after December 31, 2004, under the Deferred Compensation Plan, account balances are automatically paid as a lump sum in the year following termination if employment terminates prior to the participant attaining 15 years of service. With respect to deferrals made after December 31, 2017, account balances are automatically paid as a lump sum in the year following termination if employment terminates prior to the participant attaining 5 years of service. The Supplemental Savings and Investment Plan (“SSIP”) is a heritage plan applicable to former Bank One employees which is closed to new participants and does not permit new deferrals. It functions similarly to the Deferred Compensation Plan. The investment return in 2024 for the following investment choice was: Short-Term Fixed Income, 5.56%. With respect to the SSIP, account balances are automatically paid as a lump sum in the year following termination unless an installment option is elected prior to termination of employment.

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VII. 2024 Potential payments upon termination or change in control
We believe our pay practices relating to termination events, summarized below, illustrate our commitment to sound corporate governance, are consistent with best practices and are aligned with shareholder interests.
Termination policies aligned with shareholder interests

No golden parachute agreements	•NEOs are not entitled to any accelerated cash/equity payments or special benefits upon a change in control

No employment agreements	•NEOs are “at will” employees and are not covered by employment agreements

No special cash severance	•Severance amounts for NEOs are capped at one-year salary, not to exceed $400,000

No special executive benefits	•NEOs are not entitled to any special benefits upon termination

Standard, broad-based severance
Mr. Dimon, Mr. Pinto, Ms. Erdoes, Mr. Rohrbaugh and Mr. Barnum are covered under the Firm’s broad-based U.S. Severance Pay Plan. Benefits under the U.S. Severance Pay Plan are based on an employee’s base salary and length of service on termination of employment. Employees remain eligible for coverage at active employee rates under certain of the Firm’s employee welfare plans (such as medical and dental) for up to six months after their employment terminates. In addition, in the event of termination by the Firm for reasons other than cause, employees may be considered, at the discretion of the Firm, for a cash payment in lieu of an annual incentive compensation award, taking into consideration all circumstances the Firm deems relevant, including the circumstances of the employee’s leaving and the employee’s contributions to the Firm over his or her career. Severance benefits and any such discretionary payment are subject to execution of a release in favor of the Firm and certain post-termination restrictions.
The table on the following page sets forth the benefits and compensation which the Named Executive Officers would have received if their employment had terminated on December 31, 2024. The amounts shown in the table on the following page do not include other payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distributions from the 401(k) Savings Plan, pension and deferred compensation plans, or any death, disability or post retirement welfare benefits available under broad-based employee plans. For information on the pension and deferred compensation plans, see “Table V: 2024 Pension benefits” on page 68 and 69 and “Table VI: 2024 Non-qualified deferred compensation” on page 69. Such tables also do not show the value of exercisable SARs, which would be listed in “Table III: Outstanding equity awards at fiscal year-end 2024” on pages 66 and 67; however, there were no exercisable SARs outstanding on December 31, 2024.
NEOs are not entitled to any additional equity awards in connection with a potential termination. Rather, under certain termination scenarios including disability, death, termination without cause, or resignation (if full-career eligible), NEOs’ outstanding equity awards continue to vest in accordance with their terms (or accelerate in the event of death). The table on the following page shows the value of these unvested RSUs, PSUs and SARs based on the closing price of our common stock on December 31, 2024.
Government Office provision
Employees with applicable awards, including NEOs, are covered under the Firm’s Government Office provision which allows for continued vesting of equity awards if the employee resigns to accept a covered government office. For such employees who are full-career eligible, outstanding performance year awards continue to vest in accordance with their terms whether they leave the Firm to enter government service or otherwise, so, for these awards, the Government Office provision does not provide any benefit to employees who are full-career eligible. All NEOs meet the full-career eligibility provision of their applicable awards.1
For employees who are not full-career eligible, and for awards that do not have full career eligibility provisions, the value of awards that would continue to vest as a result of the Government Office provision of our equity plan would equal a percentage of the unvested stock awards ranging from 0% prior to three years of employment by the Firm to 50% after three years of employment increasing to 100% after five years.
1Refer to Notes 3 and 6 on page 71.

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The Firm’s Government Office provision allows for accelerated vesting of the awards otherwise eligible for continued vesting, as described above, only if government ethics or conflicts of interest laws require divestiture of unvested awards and do not allow continued vesting.
Notwithstanding acceleration of any awards, the former employee remains subject to the applicable terms of the award agreement as if the award had remained outstanding for the duration of the original vesting period, including the clawback provisions and post-employment obligations.
Any awards not eligible for continued vesting under the terms of the plan are forfeited and they do not accelerate.
In 2024, no current or former OC member received any benefits under the Government Office provision.
2024 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

		Termination reason[1]
Name		Involuntary without cause ($)[2]	Resignation per Full-Career Eligibility provision ($)[3]	Disability[4]	Death ($)[5]	Resignation per Government Office provision ($)[6]	Change in control ($)
James Dimon	Severance and other	$400,000	$—	$—	$—	$—	$—
	SARs	—	—	136,470,000	136,470,000	136,470,000	—
	RSUs	—	—	—	—	—	—
	PSUs[7]	163,227,337	163,227,337	163,227,337	186,959,516	—	—
Daniel Pinto	Severance and other	400,000	—	—	—	—	—
	SARs	—	—	60,461,250	60,461,250	60,461,250	—
	RSUs	99,923,833	99,923,833	99,923,833	99,923,833	—	—
	PSUs[7]	100,507,868	100,507,868	100,507,868	119,232,702	—	—
Mary Callahan Erdoes	Severance and other	400,000	—	—	—	—	—
	RSUs	28,674,110	28,674,110	28,674,110	28,674,110	—	—
	PSUs[7]	39,583,630	39,583,630	39,583,630	45,889,668	—	—
Troy Rohrbaugh	Severance and other	392,308				—	—
	RSUs	25,502,267	25,502,267	25,502,267	25,502,267	—	—
	PSUs[7]	37,103,161	37,103,161	37,103,161	42,496,395	—	—
Jeremy Barnum	Severance and other	376,923	—	—	—	—	—
	RSUs	14,114,125	14,114,125	14,114,125	14,114,125	—	—
	PSUs[7]	19,255,590	19,255,590	19,255,590	22,291,054	—	—
1"SARs," “RSUs” and “PSUs” refer to previously granted, outstanding equity awards. NEOs are not entitled to any additional equity awards in connection with a potential termination. Potential payments upon termination would be subject to compliance with applicable terms and conditions of each outstanding equity award, including confidentiality and non-solicitation obligations.
2Involuntary terminations without cause include involuntary terminations due to redundancies and involuntary terminations without alternative employment. For “Severance and other,” amounts shown represent severance under the Firm’s broad-based U.S. Severance Pay Plan. Base salary greater than $400,000 per year is disregarded for purposes of determining severance amounts.
3For employees in good standing who have resigned and have met full-career eligibility or other acceptable criteria, awards continue to vest over time on their original schedule, provided that the employees, for the remainder of the vesting period, do not perform services for a financial services company or work in their profession (whether or not for a financial services company); provided that employees may work for a government, education or not-for-profit organization. The awards shown represent RSUs and PSUs that would continue to vest because the NEOs have met the full-career eligibility criteria. The awards are subject to continuing post-employment obligations to the Firm during this period.
4In the case of disability, stock awards continue to vest pursuant to their original vesting schedule.
5Vesting restrictions on stock awards and restrictions upon exercise of SARs lapse immediately upon death.
6The Government Office provision of an award does not provide any benefit to employees who have met the full-career eligibility provision of that same award. Therefore, under the terms of the Government Office provision, NEOs would generally not receive any benefit upon termination since they meet the full-career eligibility provision entitling them to continued vesting of their equity awards (see preceding Note 3). For awards that do not have the full career eligibility provision, the amount reported is based on the December 31, 2024 value of the award in which the NEO is eligible to continue to vest.
7For death, represents the value of PSUs granted on January 18, 2022, January 17, 2023, and January 16, 2024 assuming: (a) maximum payout related to 2022, 2023, and 2024 performance years; (b) target payout related to 2025 and 2026 performance years; and (c) accumulated reinvested dividend equivalent shares as of December 31, 2024. For involuntary without cause, full career eligibility provision and disability, represents the value of PSUs granted on January 18, 2022, January 17, 2023, and January 16, 2024 assuming: (a) maximum payout related to PSUs granted in 2022; (b) target payout related to PSUs granted in 2023 and 2024; and (c) accumulated reinvested dividend equivalent shares as of December 31, 2024.

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Executive compensation | Pay versus performance disclosure

Pay versus performance disclosure
Pay Versus Performance table
The following table presents the executive Compensation Actually Paid (“CAP”) for our Principal Executive Officer (“PEO”) and non-PEO NEOs relative to the Firm’s financial performance in the format specified by the SEC pursuant to Item 402(v) of Regulation S-K. The CMDC does not utilize CAP for compensation considerations and determinations; for more information on our compensation philosophy and pay decisions for our Named Executive Officers, see our “Compensation discussion and analysis” which starts on page 39.
The Firm continues to consider ROTCE its most important company-selected financial performance measure for compensation. ROTCE is a comprehensive performance metric that measures the Firm’s net income applicable to common equity as a percentage of average tangible common equity, and reflects how well management is using shareholders’ equity to generate profit. It is a fundamental performance metric that is widely used by the Firm, investors and analysts in assessing the earnings power of common shareholders’ equity capital, and is useful for comparing the profitability of the Firm with that of our competitors.

Year[1]	Summary Compensation Table Total for PEO ($)[2]	Compensation Actually Paid to PEO ($)[3]	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)[3]	Value of Initial Fixed $100 Investment Based On:		Net Income ($B)	ROTCE[5] (%)
					Company TSR[4] ($)	Peer Group TSR[4] ($)
2024	$37,683,462	$226,833,211	$24,383,634	$80,891,387	$198.96	$173.57	$58.5	22%
2023	35,960,259	104,594,286	21,481,873	41,047,384	137.91	132.94	49.6	21%
2022	35,610,013	38,222,111	19,230,223	17,207,207	105.48	118.54	37.7	18%
2021	85,159,860	131,255,455	23,472,201	35,685,622	120.68	132.50	48.3	23%
2020	32,249,183	11,276,008	19,253,451	14,705,061	94.48	98.24	29.1	14%
1NEOs included in the above table are comprised of the following individuals. In accordance with SEC rules, only the Firm’s CEO, CFO and three highest-paid NEOs from each year's SCT have been included.

Year	PEO	Non-PEO NEOs
2024	James Dimon	Daniel Pinto, Mary Callahan Erdoes, Troy Rohrbaugh, Jeremy Barnum
2023	James Dimon	Daniel Pinto, Mary Callahan Erdoes, Marianne Lake, Jeremy Barnum
2022	James Dimon	Daniel Pinto, Mary Callahan Erdoes, Marianne Lake, Jeremy Barnum
2021	James Dimon	Daniel Pinto, Gordon Smith, Mary Callahan Erdoes, Jennifer Piepszak, Jeremy Barnum
2020	James Dimon	Daniel Pinto, Gordon Smith, Mary Callahan Erdoes, Jennifer Piepszak
22023, 2022, 2021 and 2020 “Summary Compensation Table Total for PEO ($)” include previously unreported all other compensation amounts primarily related to security (totaling $866,479, $761,407, $731,715 and $584,629, respectively) when enhancements were made to prescribed security measures for Mr. Dimon. These amounts were identified before the filing of this proxy statement.
3The following table details the adjustments that were made to SCT values to determine CAP, as presented in the above table. For the CAP portions that are calculated based on the average of the high and low JPM stock price at the end of the reporting year, the following prices were used: 2024 $240.24; 2023 $170.16; 2022 $133.39; 2021 $158.63; 2020 $126.08. There are no U.S. GAAP pension service costs as pension plans are frozen, and there are no changes in defined benefit plan projected benefit obligations attributable to a plan amendment. Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in the Firm’s financial statements. All amounts shown for non-PEO NEOs are averages.

72	2025 Proxy Statement

Pay versus performance disclosure | Executive compensation

Year	Executive	SCT Total	Less: value of stock awards at grant date fair value	Less: value of option awards at grant date fair value	Less: actuarial present value of defined benefit plan benefits	Plus: year-end fair value of unvested equity awards granted in reporting year[6,7]	Change in fair value of unvested equity awards granted in prior years[6,7]	Change in fair value of equity awards granted in prior years that vested in reporting year[6,7]	Plus: total fair value of dividends paid or reinvested	Total Adjustments[8]	Executive CAP
2024	PEO	$37,683,462	$(29,500,000)	$—	$(50,826)	$63,963,650	$140,746,282	$6,863,985	$7,126,657	$189,149,749	$226,833,211
	Non-PEO NEOs	$24,383,634	$(15,287,500)	$—	$(8,723)	$29,745,988	$38,405,558	$1,579,866	$2,072,565	$56,507,754	$80,891,387
2023	PEO	$35,960,259	$(28,000,000)	$—	$(40,185)	$33,939,433	$60,604,871	$(2,453,960)	$4,583,868	$68,634,027	$104,594,286
	Non-PEO NEOs	$21,481,873	$(13,412,500)	$—	$(11,360)	$16,257,725	$15,976,583	$(222,653)	$977,716	$19,565,511	$41,047,384
2022	PEO	$35,610,013	$(28,000,000)	$—	$(29,877)	$24,384,912	$8,917,510	$(6,080,841)	$3,420,395	$2,612,098	$38,222,111
	Non-PEO NEOs	$19,230,223	$(11,581,951)	$—	$—	$10,868,710	$(1,458,095)	$(503,796)	$652,116	$(2,023,015)	$17,207,207
2021	PEO	$85,159,860	$(25,000,000)	$(52,620,000)	$(25,486)	$88,199,019	$22,942,541	$7,706,801	$4,892,720	$46,095,595	$131,255,455
	Non-PEO NEOs	$23,472,201	$(10,131,942)	$(5,572,500)	$(206)	$17,813,787	$7,748,310	$1,451,083	$904,889	$12,213,421	$35,685,622
2020	PEO	$32,249,183	$(25,000,000)	$—	$(21,845)	$22,942,750	$(2,460,001)	$(18,772,954)	$2,338,875	$(20,973,175)	$11,276,008
	Non-PEO NEOs	$19,253,451	$(11,265,195)	$—	$(25,655)	$10,881,250	$(2,075,052)	$(2,767,310)	$703,571	$(4,548,390)	$14,705,061
4The TSR value listed in each year reflects what the cumulative value of $100 would be, including dividend reinvestment, if invested on December 31, 2019. For the purposes of this disclosure, “peer group” is defined as the S&P Financials Index, as reflected in our Annual Report on Form 10-K for the year ended December 31, 2024.
5ROTCE is a non-GAAP financial measure; refer to Note 1 on page 100 for a further discussion of this measure.
6Values of PSUs include an estimated payout percentage at the vesting date which is assessed at each reporting period, consistent with the Firm’s financial statements.
7In 2021, Messrs. Dimon and Pinto were granted special option awards in the form of SARs that were not part of their regular annual compensation and will not be awarded on a recurring basis. The special options were awarded at the fair value on the respective grant dates of each award. The respective fair values were determined using the Black-Scholes valuation model. The following table details the assumptions at the time of grant, and the equivalent values as of December 31, 2021, 2022, 2023, and 2024 for the valuation of outstanding SARs awarded to Messrs. Dimon and Pinto:

				Assumptions
Name	As of date	Award strike price	JPM stock price	Risk free interest rate	Expected annual dividend yield	Expected common stock price volatility	Remaining expected life in years
James Dimon	7/20/2021	$148.73	$148.73	1.23%	2.69%	27.49%	10
	12/31/2021	$148.73	$158.63	1.52%	2.58%	26.23%	10
	12/31/2022	$148.73	$133.39	3.88%	3.07%	29.02%	9
	12/31/2023	$148.73	$170.16	3.88%	2.53%	24.51%	8
	12/31/2024	$148.73	$240.24	4.48%	2.44%	29.35%	7
Daniel Pinto	12/14/2021	$159.10	$159.10	1.44%	2.51%	25.76%	10
	12/31/2021	$159.10	$158.63	1.52%	2.54%	25.88%	10
	12/31/2022	$159.10	$133.39	3.88%	3.01%	28.53%	9
	12/31/2023	$159.10	$170.16	3.88%	2.48%	24.09%	8
	12/31/2024	$159.10	$240.24	4.48%	2.30%	28.77%	7
The Firm’s accounting for employee stock-based incentives is described in Note 9 to the Firm’s Consolidated Financial Statements in the 2024 Annual Report on pages 233-234.
8There were no stock or option awards granted and vested in the same reporting year, and no stock or option awards granted in prior years failed to meet the applicable vesting conditions during any of the reporting years. No exercise prices of option awards have been amended or adjusted.

2025 Proxy Statement	73

Executive compensation | Pay versus performance disclosure

Relationships between executive CAP and the Firm’s financial performance measures
The charts and narrative below are based on the information presented in the Pay versus Performance table, to illustrate and describe the relationships between the Firm’s PEO CAP and the average of the Firm’s non-PEO NEO CAPs with the following three measures of financial performance, against the five covered fiscal years:
•The cumulative TSR of the Firm
•The net income of the Firm
•The Firm’s company-selected measure (ROTCE)
The first chart also illustrates the relationship between the Firm’s TSR and our selected peer group’s TSR, as presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID VS FIRM AND PEER GROUP TSR

Compensation actually paid ($M)
$225
$180
$135
$90
$45
$0
Total Shareholder Return ($)
$225
$180
$135
$90
$45
$0
2019
2020
2021
2022
2023
2024
$100.00
$100.00
$98.24
$94.48
$11.3
$14.7
$131.3
$132.50
$120.68
$35.7
$118.54
$105.48
$38.2
$17.2
$137.91
$132.94
$104.6
$41.0
$226.8
$198.96
$173.57
$80.9
PEO CAP ($M)
Non-PEO NEOs Avg CAP ($M)
Firm TSR ($)
S&P Financial TSR ($)

COMPENSATION ACTUALLY PAID VS NET INCOME
Compensation actually paid ($M)
Net income ($B)
$225
$180
$135
$90
$45
$0
$60
$50
$40
$30
$20
$10
$0
2020
2021
2022
2023
2024
$11.3
$14.7
$131.3
$35.7
$38.2
$17.2
$104.6
$41.0
$226.8
$80.9
$29.1
$48.3
$37.7
$49.6
$58.5
PEO CAP ($M)
Non-PEO NEOs Avg CAP ($M)
Net Income ($B)

COMPENSATION ACTUALLY PAID VS ROTCE
Compensation actually paid ($M)
ROTCE (%)
$225
$180
$135
$90
$45
$0
25%
20%
15%
10%
5%
-%
$11.3
$14.7
$131.3
$35.7
$38.2
$17.2
$104.6
$41.0
$226.8
$80.9
14%
23%
18%
21%
22%
2020
2021
2022
2023
2024
PEO CAP ($M)
Non-PEO NEOs Avg CAP ($M)
ROTCE (%)

In 2021, PEO CAP and non-PEO NEO average CAP were sharply higher than in 2020 as they included one-time special awards in the form of SARs granted to Mr. Dimon in July 2021 and Mr. Pinto in December 2021. In 2022, both PEO CAP and non-PEO NEO average CAP decreased significantly from 2021, due to a decrease in the Firm’s stock price as of year-end 2022, consistent with the broader market decline. The largest impact of the change in the stock price was on Messrs. Dimon and Pinto’s outstanding SARs awards, both of which were out of the money as of the end of 2022. In 2023 and 2024, the increases in both PEO CAP and non-PEO NEO average CAP were attributable to an increase in the Firm’s stock price as of year-end, which outperformed the S&P Financials Index as well as the broader market in general. Additionally, the PEO and non-PEO NEO average CAP were impacted by Messrs. Dimon and Pinto’s outstanding SARs awards, both of which were in the money as of the end of 2023 and 2024.
In summary, the Firm’s PEO CAP and non-PEO NEO average CAP reflect a general correlation with:
•The Firm’s stock price and TSR, primarily due to a significant majority of our NEOs’ compensation being in the form of long-term equity
•The Firm’s net income, which reflects our pay-for-performance compensation philosophy and practices
•The Firm’s ROTCE, which reflects the Firm's strong returns and fortress balance sheet
In addition, the Firm’s change in TSR over the past five years reflects a general correlation with that of the broader S&P Financials Index.
Unranked tabular list of the Firm’s most important financial performance measures
As required by SEC rules, the most important financial performance measures that the Firm used to link executive compensation during the last fiscal year to company performance are listed below.

Performance Measures
Managed revenue for the Firm and the lines of business
Pre-tax income (ex. LLR) for the Firm and some lines of business, and Pre-tax income for other lines of business
Net income for the Firm and the lines of business
ROTCE for the Firm and ROE for the lines of business

74	2025 Proxy Statement

CEO pay ratio disclosure | Executive compensation

CEO pay ratio disclosure
We are providing the following information about the relationship of the annual total compensation of our estimated median employee and the annual total compensation of Mr. Dimon, our Chairman and CEO.
CEO pay ratio
For the year ended December 31, 2024:
•The annual total compensation of Mr. Dimon was $37,694,3341, including Firm-paid employee benefits
•The annual total compensation of our estimated median employee was $108,2182, including Firm-paid employee benefits
•This represents a ratio of 348 to 1
Identifying our median employee
We believe there were no material changes in our employee population or employee compensation arrangements in 2024 that would have necessitated a change to our CEO pay ratio calculation methodology. Therefore, as permitted under SEC rules, for this year’s disclosure we have used the 2024 annual total compensation of the same estimated median employee that we identified for disclosure in our 2024 and 2023 Proxy Statements.
Consistent with the disclosure in our 2024 and 2023 Proxy Statements, annual total compensation included salary as of December 31, 2022, as well as overtime pay, fixed allowance and incentive compensation, if applicable. We annualized the salary portion of the compensation for employees who were hired during 2022; however, we did not make any full-time equivalent adjustments to part-time, temporary and seasonal employees. We did not apply any cost-of-living adjustments as part of the calculation. In determining the scope of our employees (other than our CEO), we included our global workforce of full-time, part-time, temporary and seasonal employees who were employed as of December 31, 2022.
Comparability
We believe the ratio above is a reasonable estimate, based on the methodology we have described. Given the different methodologies, exclusions, estimates and assumptions other companies may use to calculate their respective CEO pay ratios, as well as differences in employment and compensation practices between companies, the estimated ratio reported above may not be comparable to that reported by other companies.
1For purposes of the CEO pay ratio disclosure, Mr. Dimon’s annual total compensation includes the amount reported in the “Total” column of the 2024 Summary compensation table on page 64 which includes change in pension value, plus the value of Firm contributions to broad-based employee benefits applicable to Mr. Dimon.
2The estimated median employee’s annual total compensation includes change in pension value, plus the value of Firm contributions to broad-based employee benefits and 401(k) plan contributions.

2025 Proxy Statement	75

Executive compensation | Security ownership of directors and executive officers

Security ownership of directors and executive officers
Our share retention policies require share ownership for directors and executive officers, as described on pages 33 and 50, respectively.
The following table shows the number of shares of common stock and common stock equivalents beneficially owned by each director, nominee and the current executive officers named in the SCT, and all directors, nominees and executive officers as a group as of February 28, 2025. Shares beneficially owned include shares that could have been acquired within 60 days after that date through the exercise of stock options or SARs, and additional underlying stock units as described in Note 2 to the table. Unless otherwise indicated, each individual and member of the group has sole voting power and sole investment power with respect to shares owned. The number of shares beneficially owned, as defined by Rule 13d-3 under the Securities Exchange Act of 1934—as of February 28, 2025, by all directors, nominees and executive officers as a group and by each director, nominee and NEO individually—is less than 1% of our outstanding common stock.
Security ownership

	Beneficial ownership
Name	Common Stock (#)[1]	SARs/Options exercisable within 60 days (#)	Total beneficial ownership (#)	Additional underlying stock units (#)[2]	Total (#)
Stephen B. Burke	107,334	—	107,334	150,226	257,560
Linda B. Bammann	65,986	—	65,986	35,318	101,304
Jeremy Barnum	44,786	—	44,786	146,423	191,209
Michele G. Buck	5	—	5	—	5
Todd A. Combs	13,016	—	13,016	19,743	32,759
Alicia Boler Davis	285	—	285	2,643	2,928
James Dimon[3]	6,464,764	—	6,464,764	721,800	7,186,564
Mary Callahan Erdoes	594,354	—	594,354	282,702	877,056
Alex Gorsky	88	—	88	6,164	6,251
Mellody Hobson	129,574	—	129,574	22,136	151,710
Phebe N. Novakovic	545	—	545	11,090	11,635
Daniel Pinto	669,771	—	669,771	826,343	1,496,114
Troy Rohrbaugh	158,381	—	158,381	249,476	407,857
Virginia M. Rometty	280	—	280	12,747	13,027
Brad D. Smith	9,898	—	9,898	1,012	10,910
Mark A. Weinberger	500	—	500	2,643	3,143
All directors, nominees and current executive officers as a group (23 persons)[3]	9,415,420	—	9,415,420	3,599,147	13,014,567
1Shares owned outright, except as otherwise noted. Directors agree to retain all shares of common stock of JPMorganChase purchased on the open market or received pursuant to their service as a Board member for as long as they serve on the Board.
2Amounts include for directors, nominees and executive officers, shares or deferred stock units, receipt of which has been deferred under deferred compensation plan arrangements. For executive officers, amounts also include unvested RSUs and unvested PSUs (including accumulated reinvested dividend equivalent shares), as well as share equivalents attributable under the JPMorgan Chase 401(k) Savings Plan. The ultimate number of PSUs earned at vesting is determined by a pre-established formula set at the time of the award based on the Firm’s absolute and relative ROTCE performance over the subsequent three years, with potential payout value ranging from 0% to 150%. Additional details on the PSU program are provided on pages 48-49.
3Includes 116,466 shares owned by entities as to which Mr. Dimon disclaims beneficial ownership, except to the extent of his pecuniary interest therein.

76	2025 Proxy Statement

Security ownership of directors and executive officers | Executive compensation

Pursuant to SEC filings, the companies included in the table below were the beneficial owners of more than 5% of our outstanding common stock as of December 31, 2024.

Name of beneficial owner	Address of beneficial owner	Common stock owned (#)	Percent owned (%)
The Vanguard Group[1]	100 Vanguard Blvd, Malvern, PA 19355	272,410,990	9.74
BlackRock, Inc.[2]	50 Hudson Yards New York, NY 10001	192,831,104	6.89
1The Vanguard Group owns the above holdings in its capacity as an investment advisor in accordance with SEC Rule 13d-1(b)(1)(ii)(E). According to the Schedule 13G dated February 13, 2024, filed with the SEC, in the aggregate, Vanguard (including the affiliated entities identified in the Schedule 13G) has sole dispositive power over 259,678,951 shares, shared dispositive power over 12,732,039 shares, sole voting power over 0 shares and shared voting power over 3,623,542 shares of our common stock.
2BlackRock, Inc. owns the above holdings in its capacity as a parent holding company or control person in accordance with SEC Rule 13d-1(b)(1)(ii)(G). According to the Schedule 13G dated February 7, 2024, filed with the SEC, in the aggregate, BlackRock (including the affiliated entities identified in the Schedule 13G) has sole dispositive power over 192,831,104 shares and sole voting power over 173,083,182 shares of our common stock.

2025 Proxy Statement	77

Audit matters

PROPOSAL 3:

Ratification of independent registered public accounting firm

The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm for the year ending December 31, 2025.

RECOMMENDATION: Vote FOR ratification of PwC

Overview
The Audit Committee is responsible for the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm. It is also responsible for assisting the Board in its oversight of the Firm’s Internal Audit function and of management’s responsibilities to ensure that there is an effective system of controls in place reasonably designed to safeguard the assets and income of the Firm, ensure the integrity of the Firm’s financial statements and maintain compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations. The Report of the Audit Committee on these matters can be found on pages 81-82.
The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorganChase and its subsidiaries for the year ending December 31, 2025. A resolution will be presented to our shareholders at the annual meeting requesting them to ratify PwC’s appointment. For more information on this resolution, see page 79. If the shareholders do not ratify the appointment of PwC, the Audit Committee will consider the appointment of another independent registered public accounting firm.

78	2025 Proxy Statement

Proposal 3: Ratification of independent registered public accounting firm | Audit matters

Proposal 3: Ratification of independent registered public accounting firm
Engagement of independent registered public accounting firm
The Audit Committee is responsible for the appointment, retention, compensation, evaluation and oversight of the Firm’s independent registered public accounting firm.
The Audit Committee has appointed PwC as the Firm’s independent registered public accounting firm to audit the Consolidated Financial Statements of JPMorganChase and its subsidiaries for the year ending December 31, 2025.
The Audit Committee annually evaluates PwC’s qualifications, performance and independence in connection with its determination as to whether to retain PwC. For information on the factors evaluated by the Audit Committee, see the Audit Committee Report on pages 81-82.
The members of the Audit Committee and the Board believe that continued retention of PwC as the Firm’s independent external auditor is in the best interests of JPMorganChase and its shareholders. PwC and its predecessors have acted as our independent registered public accounting firm since 1965. The Board believes the Firm receives significant benefits from the extensive history PwC has with the Firm. These benefits include:
•the high quality of its audit work and accounting advice, as a result of their institutional knowledge of our businesses, global operations, key risks, accounting policies, financial systems and internal control framework;
•its audit efficiency and effectiveness, which results in a lower fee structure due to their history and familiarity with our businesses;
•the time and expense that would be avoided by management and staff in order to onboard a new auditor; and
•its commitment to maintaining their independence from the Firm.
A member of PwC will be present at the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from shareholders.
Board oversight of PwC
The Audit Committee held eight private sessions with PwC during 2024.
The Audit Committee assesses PwC’s independence throughout the year. This includes reviewing with PwC its practices for maintaining its independence. The Audit Committee has also established policies and procedures for approving services provided by PwC. It is JPMorganChase’s policy to use PwC only for audit and audit-related services, as well as tax services in certain circumstances. For more information, see "Audit Committee approval policies and procedures" on page 80.
No member of PwC’s audit team may be hired by the Firm for a period of one year after such person transferred from the Firm’s audit engagement to another role at PwC, or has terminated employment with PwC. Further, no former PwC employee who was a manager or partner may be hired by the Firm as the CFO, Principal Accounting Officer, General Auditor, Treasurer, Director of Tax or CFO or Controller of a LOB or Corporate function for a period of two years following his or her termination of employment with PwC.
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years of service an individual partner may provide audit services to the Firm. The lead audit partner and quality review partner may provide services to our Firm for a maximum of five consecutive years. The Audit Committee approved the selection of the current lead audit partner beginning with the 2021 audit engagement. The lead audit partner is expected to serve in this capacity through the end of the 2025 audit.

2025 Proxy Statement	79

Audit matters | Proposal 3: Ratification of independent registered public accounting firm

Fees paid to PricewaterhouseCoopers LLP
The Audit Committee is responsible for negotiating the terms and fees associated with the Firm’s retention of PwC, including the annual integrated audit of the Firm’s Consolidated Financial Statements.
Aggregate fees for professional services rendered by PwC for JPMorganChase and its subsidiaries for the years ended December 31, 2024 and 2023, were:

Year ended December 31, ($ in millions)	2024	2023
Audit	$78.5	$77.5
Audit-related	36.0	31.0
Tax	4.5	3.9
Total	$119.0	$112.4
The amounts reported in the table above exclude all fees paid to PwC by investment companies and asset management funds (e.g., private equity, mutual and exchange-traded funds, and collective investment funds), and special purpose vehicles that are sponsored, managed or advised by subsidiaries of JPMorganChase but are not consolidated with the Firm. Reported Audit fees are those applicable to each fiscal year's engagements. Audit-related and Tax fees are reported based on services rendered during each fiscal year.
Audit fees
For the years ended December 31, 2024 and 2023, fees for the annual integrated audit of the Firm’s Consolidated Financial Statements and of the Firm’s internal control over financial reporting, and quarterly reviews of the Firm’s Consolidated Financial Statements, were $52.2 million and $51.7 million, respectively. Fees for services related to statutory/subsidiary audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings and other similar filings with non-U.S. authorities were $26.3 million and $25.8 million, respectively.
Audit-related fees
Audit-related fees comprise assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures which address accounting, reporting and control matters relating to fiduciary, transaction processing, investment management, servicing activities and ESG initiatives; reviews related to investment and lending processes, and technology systems; and due diligence reviews related to acquisitions and divestitures. These services are normally provided in connection with the recurring audit engagement. The increase in audit-related fees is primarily driven by services rendered during the calendar year, including complying with additional control reporting requirements, as well as new engagements due to continued business growth.
Tax fees
Fees for the years ended December 31, 2024 and 2023, for tax compliance and tax return preparation services were $4.3 million and $3.7 million, respectively. Fees for other tax services, including tax advisory and consultation on tax matters, were $0.2 million and $0.2 million, respectively.
Audit Committee approval policies and procedures
The Audit Committee’s policies and procedures require the Audit Committee to pre-approve a list of specified audit, audit-related and tax services, and review and approve the terms and fees for the annual integrated audit of the Consolidated Financial Statements. All requests for audit, audit-related and tax services that are not on the pre-approved list of specified services must be approved by the Audit Committee. JPMorganChase’s pre-approval policy does not provide for a de minimis exception under which the pre-approval requirement may be waived.
Pre-approved services to be performed by PwC with estimated costs in excess of $250,000 are approved by the Chair of the Audit Committee; and pre-approved services with estimated costs less than or equal to $250,000 are delegated to the Firmwide Controller’s office for approval.

80	2025 Proxy Statement

Audit Committee report | Audit matters

Audit Committee report
The Audit Committee of the Board of Directors of JPMorganChase is comprised of four non-management directors. The Board has determined that each member of our committee has no material relationship with the Firm under the Board’s director independence standards and that each member is independent under the listing standards of the NYSE, where the Firm’s securities are listed, and under the SEC’s standards relating to the independence of audit committees. The Board has also determined that each member is financially literate and is an audit committee financial expert as defined by the SEC.
Charter
The Audit Committee operates under a written charter adopted by the Board, which is available on our website at jpmorganchase.com/about/governance/board-committees/audit-committee. We annually review our charter and our practices. We have determined that our charter and practices are consistent with the listing standards of the NYSE and the provisions of the Sarbanes-Oxley Act of 2002. The purpose of the Audit Committee is to assist the Board in its oversight of:
•the independent registered public accounting firm’s qualifications and independence,
•the performance of the Firm’s internal audit function and the independent registered public accounting firm, and
•management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets and income of the Firm; assure the integrity of the Firm’s financial statements; and maintain compliance with the Firm’s ethical standards, policies, plans and procedures, and with laws and regulations.
Audit communications and fees
We discussed with PwC the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, including PwC’s overall audit scope and audit approach as set forth in the terms of their engagement letter; PwC’s overall audit strategy for significant audit risks identified by them; and the nature and extent of the specialized skills necessary to perform the planned audit. We have established procedures to receive and track the handling of issues regarding accounting and reporting, internal control and auditing matters. In addition, we monitor the audit, audit-related and tax services provided by PwC. The Audit Committee has also evaluated and concluded that audit-related and tax services provided by PwC do not impair PwC’s independence.
Details of the fees paid to PwC for its services, as well as the Audit Committee’s “pre-approval policy” for such services, can be found on page 80.
Assessment of PwC
The Audit Committee annually evaluates PwC’s qualifications, performance and independence in connection with its determination as to whether to retain PwC. In conducting our evaluation we considered, among other things:
•the professional qualifications of PwC, and that of the lead audit partner, quality review partner and other key engagement partners;
•PwC’s current and historical performance on the Firm’s audit, including the extent and quality of its communications with the Audit Committee and the Firm’s management related to accounting and auditing issues, legislative and regulatory developments impacting financial institutions as well as industry insights, trends and emerging practices;
•PwC’s demonstrated professional skepticism and objectivity, including fresh perspectives brought through the required periodic rotation of the lead audit partner, the quality review partner and other partners who play a significant role in the audit engagement;
•PwC’s demonstrated capability, expertise and efficiency in which it navigates the breadth and complexity of the Firm’s global operations, including the use of technology, specialists, and subject matter experts;
•PwC’s depth of institutional knowledge and understanding of the Firm’s global businesses, operations and systems, the financial services industry, including the global regulatory environment, U.S. and international accounting standards, the potential effect on the financial statements of the significant risks and exposures facing the Firm, and the Firm’s internal control over financial reporting;
•external data relating to PwC’s audit quality and performance, including recent PCAOB reports on PwC (including its global network of firms), and the results of peer review and self-review examinations;

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Audit matters | Audit Committee report

•an analysis of PwC’s known legal risks and significant proceedings that could impair PwC’s ability to perform the Firm’s annual audit;
•PwC’s tenure as the Firm’s independent auditor;
•the appropriateness of PwC’s fees, both on an absolute basis and as compared with fees paid by certain peer banking firms; and
•the advisability and potential impact of selecting a different independent registered public accounting firm, including the additional costs and inefficiencies associated with hiring a new independent registered public accounting firm.
PwC provided us the written disclosures and the letter required by PCAOB’s Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. After discussions, we confirmed with PwC their independence.
As a result of this evaluation, we believe PwC has the capability to provide the necessary expertise, independence and professional skepticism to continue to audit the Firm’s businesses, and we approved the appointment of PwC as JPMorganChase’s independent registered public accounting firm for 2025, subject to shareholder ratification.
Management is responsible for the Firm’s internal control over financial reporting, the financial reporting process and JPMorganChase’s Consolidated Financial Statements. PwC is responsible for performing an independent audit of JPMorganChase’s Consolidated Financial Statements and of the effectiveness of internal control over financial reporting in accordance with auditing standards promulgated by the PCAOB. The Firm’s Internal Audit function, under the direction of the General Auditor, is independent of the Firm’s businesses and the Independent Risk Management function. Internal Audit reports directly to the Audit Committee (and administratively to the Firm’s CEO) and is responsible for preparing an annual audit plan and conducting internal audits intended to independently test and evaluate the Firm’s governance, risk management and internal controls. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing; as noted above, the Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee regularly meets and holds discussions with the Firm’s management, internal auditors and with PwC, and also holds private sessions with the General Auditor and with PwC, without members of management present. These discussions include issues encountered during the audit, the Firm’s quarterly earnings materials, and Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC; as well as actions the Audit Committee has taken during the prior year.
Management represented to us that JPMorganChase’s Consolidated Financial Statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). We reviewed and discussed JPMorganChase’s Consolidated Financial Statements with management, the General Auditor and PwC. We also reviewed and discussed with PwC the quality of the Firm’s significant accounting principles, the reasonableness of critical accounting estimates and judgments, critical audit matters PwC identified during the audit, and the disclosures in JPMorganChase’s Consolidated Financial Statements, including disclosures relating to significant accounting policies. We relied, without independent verification, on the information provided to us and on the representations made by management, internal auditors and the independent auditor. Based on our review of the reports given to us by PwC and our discussions with the Firm’s management, internal auditors and PwC, as well as their respective representations to us, we recommended to the Board, and the Board approved, inclusion of the audited Consolidated Financial Statements in the 2024 Annual Report on Form 10-K, as filed with the SEC.
March 17, 2025
Audit Committee
Mark A. Weinberger (Chair)
Michele Buck
Alex Gorsky
Phebe N. Novakovic

82	2025 Proxy Statement

Shareholder proposals1:

RECOMMENDATION: Vote AGAINST shareholder proposals, if presented

Introduction	84

PROPOSAL 4: Support for an independent board chairman	85

PROPOSAL 5: Report on social impacts of transition finance	88

1The names, addresses and beneficial holdings of the proponents and any co-sponsors to a proposal are available to shareholders upon request by writing to the Secretary at the address listed on page 96.

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Shareholder proposals

Introduction
Proposals 4 and 5 have been submitted by shareholders and will be voted on if properly presented at the 2025 Annual Meeting. The shareholder proposals and supporting statements appear in the form they were submitted to us.
Our Board and senior management spend a significant amount of time considering each shareholder proposal the Firm receives, engaging with the proponents to better understand their views, assessing the relevance of the subject matter to our business, considering the opinions of other shareholders to prioritize shareholder views and considering the potential costs and benefits of the request. The Board’s focus is on its fiduciary duty, namely, advancing the long-term financial interests of the Firm’s shareholders.
Consistent with recent trends we’ve observed, some proposals the Firm receives do not explain how they promote shareholders’ interests or even assert that they do. Some proposals provide no empirical evidence of financial effectiveness; some propose solutions without identifying a failure, material problem, or historical significant risk at the Firm and also ask the Firm to adopt practices that are not common among our peers; and still others are based on assertions about the Firm that we believe are inaccurate and misleading.
There is meaningful cost attached to the implementation of each shareholder proposal. For instance, one proposal requests preparation of a report. In 2024, the Firm published a number of reports, including an ESG Report and a Climate Report, on topics that we have determined to be of interest to a broad base of shareholders and other stakeholders. Each of these reports require considerable time and resources to produce, including senior management time and attention. Creating additional and potentially duplicative reports is not a good use of resources, particularly when, based on our assessment, interest in the topic is limited.
After a thorough evaluation, taking into account the potential costs, benefits, and alignment with our shareholders’ long-term financial interests, as well as the themes addressed in the proposals, the Board strongly recommends a vote AGAINST each of the shareholder proposals presented within this proxy statement.
We firmly believe in the value of shareholder engagement and recognize that our shareholders hold diverse views and perspectives on various issues. While the Board recommends votes AGAINST these proposals, we remain open to continued engagement with the proponents and others who share our commitment to the long-term value of JPMorganChase.

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Shareholder proposals

PROPOSAL 4:

Support for an independent board chairman

John Chevedden has advised us that he intends to introduce the following resolution:
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:
Selection of the Chairman of the Board The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis.
It is a best practice to adopt this proposal soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
This proposal topic won 47%-support at the 2021 JPM annual meeting. It takes much more JPM shareholder conviction of the merits of this proposal to vote for this shareholder proposal than to reflexively vote according to the JPM Board of Directors instructions.
There are at least 2 ways 47%-support can be considered a 50%+ majority vote at JPM. This 47% vote was especially impressive because this proposal had to swim upstream against repeated Madison Avenue type special solicitations sent to the JPM shareholders who have no access to independent proxy voting advice.
The 47% also represented a 50%+ majority vote from professional investors who had access to independent proxy voting advice. Any proposal that gets above 45% support has to get a majority vote from the most informed shares because there is an overwhelming abundance of automatic against votes from the JPM shares that have no access to independent proxy voting advice.
The Board of Directors disingenuously put forth a deceptive policy, to dupe shareholders who have no access to independent proxy voting advice, that said JPM could always have one person fill the 2 most important jobs at JPM as long as the JPM directors gave almost any excuse to violate the policy. Putting forth a deceptive policy is worse than taking no action at all in response to a JPM shareholder proposal.
JPM also needs to take the role of the lead director seriously. JPM's so-called Lead Director violates the most important attribute of a Lead Director — independence. As director tenure goes up director independence goes down. The JPM lead director has 21-years director tenure. The JPM lead director may be close to setting a record for long-tenure by a lead director. And the JPM so-called lead director was the target of 186 million against votes at the 2024 JPM annual meeting.
Please vote yes:
Support for an Independent Board Chairman — Proposal 4

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Shareholder proposals

Board response to proposal 4

The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:
•Outstanding long-term performance does not happen without exceptional leadership. Under the current leadership structure, the Firm continues to grow its business, improve its products and services and lift up communities. As described throughout this proxy statement, this structure has allowed for effective execution on strategic priorities.
•The proposal calls for a mandatory, enduring, and inflexible policy on leadership structure but presents absolutely no evidence that a policy to maintain a separate CEO and Chair leadership structure serves the best interests of the Firm and its shareholders. In fact, this underlying assumption is contradicted by the practices of the majority of the largest U.S. public companies and the Firm’s consistent financial outperformance under its current leadership structure.
•Determining the optimal Board leadership structure is crucial for fulfilling the Board's fiduciary duty to shareholders. The Board conducts an annual evaluation of its leadership structure, leveraging its experience, judgment, boardroom insight, and ongoing shareholder feedback to make informed decisions. Historically, the Board has separated the Chair and CEO roles in half of the Firm’s last six management transitions and is considering doing so again in the upcoming transition. This flexibility demonstrates the Board's commitment to adapting its leadership structure to best serve the Firm's interests, effectively discharging its fiduciary responsibilities.
•The proposal fails to recognize the robustness of the Firm’s Lead Independent Director role which is empowered to serve as a strong counterbalance to the CEO and exercises independent authority. In fact, the current Lead Independent Director has been particularly effective at guiding the Board’s responsiveness to shareholder concerns, reflected in the consistently high shareholder support received by our Lead Independent Director during his tenure in the role.

We have received similar proposals for multiple years, but we, and a majority of our shareholders, continue to disagree with the prescriptive proposal. In 2024, the Firm reported another record year of strong returns alongside future investment, maintained its fortress balance sheet, and strengthened controls. The proposal lacks empirical evidence that a separate CEO/Chair leadership structure is superior for the shareholders of our company. Further, the proposal does not acknowledge the exceptional outperformance of the company while Mr. Dimon has held both roles, and it does not recognize the effectiveness of our independent Lead Director and independent Board, for JPMorganChase.
There is no consensus on a single ideal leadership structure for all companies, as evidenced by the proponent's lack of empirical support. However, a clear "market practice" exists among our peers; a market practice study shows the majority of the 100 largest U.S. public companies listed on the New York Stock Exchange and Nasdaq have a combined CEO and Chair role, and approximately 30% of the minority of those companies with separate roles do not have an independent chair.
The Board of Directors remains in the best position to determine the appropriate structure of its leadership at any given time. More importantly, our Board is not fixed in its view of whether the Firm is best served by a combined or separated Chair/CEO function – in fact, it has separated the Chair and CEO roles in half of the Firm’s six previous management transitions, and it currently contemplates doing so again in the next transition. This demonstrates its ability to effectively discharge its fiduciary duties with respect to leadership structure.
The Board has also implemented strong governance of this assessment, by requiring an annual review of leadership structure. Each year the Board considers, among other factors, the composition of the Board, the individuals serving in leadership positions and their performance, the needs and opportunities of the Firm at the time, the Firm’s long-term performance and shareholder feedback. This proposal would eliminate the Board’s ability to use its experience, judgment, boardroom insight, and ongoing shareholder feedback to make the most informed decision on its own leadership structure based on current facts and circumstances — and may require structures that do not best serve our shareholders.
Contrary to its request for a mandatory, enduring, and inflexible policy on leadership structure, the proposal actually supports Board judgment by providing for the Board’s discretion in appointing a non-independent “Temporary Chairman” while it seeks an independent Chair. It is unclear what the proponent intends in suggesting that the Board appoint a “Temporary Chairman” — this is not a standard corporate governance practice and would undermine the authority of the role of the Chair. However, this feature serves to demonstrate why an inflexible policy is inconsistent with good practice and shareholder value.

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Shareholder proposals

The proposal also makes several inaccurate statements that may mislead shareholders. It claims there are ways in which a 2021 proposal on this topic, which received 47% support, may be deemed to have received majority support. The proposal did not, in fact, receive majority support. Nonetheless, the Board responded to support garnered by the proposal in 2021 by enhancing our Corporate Governance Principles to separate the Chair and CEO positions at the next CEO transition, subject to the Board’s determination of the leadership structure that best serves the Firm and its shareholders at that time.
Further, the proponent asserts that the Board’s adoption of a general policy to separate the Chair and CEO roles at the next CEO transition was somehow intended to deceive shareholders. These statements are demonstrably false. The Board has been clear that it believes a mandatory or “enduring” policy that requires a separate Independent Chair undermines its discretion to respond to shareholder feedback and use its experience, judgment, and boardroom insight to make the best-informed decision about leadership at the time and has consistently recommended against adoption of such a policy.
The Board has also been transparent regarding its amendment of the Corporate Governance Principles in 2022. We disclosed this amendment — and the Board’s rationale — in our 2022 proxy statement and have disclosed this policy in each of our annual proxy statements since 2022. The Corporate Governance Principles are also available publicly on our website.
In addition, the proponent incorrectly asserts that our Lead Independent Director, Stephen B. Burke, is not independent and states the Board does not take this role seriously. Mr. Burke is independent under New York Stock Exchange rules and the Board’s independence standards which are described in the Firm’s Corporate Governance Principles (see p. 18 of this proxy statement for further information). In addition, Mr. Burke’s service on the Board has allowed him to gain invaluable institutional knowledge, making him extremely effective as Lead Independent Director. He has been overwhelmingly supported by shareholders, receiving more than 90% of shareholder votes for each election during his tenure as Lead Independent Director. The Lead Independent Director role is empowered to serve as a strong and effective counterbalance and thought partner to the CEO. Contrary to the claims of this proposal, the Lead Independent Director role includes robust responsibilities and independent authority, including the facilitation of independent oversight of management and promotion of open dialogue among independent directors during Board meetings, at executive sessions without the presence of the CEO, and in between Board meetings.
It should also be noted that each member of the Board except for Mr. Dimon is independent. The Board meets separately from Mr. Dimon at every regularly scheduled meeting and provides direct feedback to him afterward. A simple majority of the Board can remove Mr. Dimon as CEO at any time for any reason. Mr. Dimon has no contract and serves at the pleasure of the Board.
Outstanding long-term performance does not happen without exceptional leadership. Under the current leadership structure, the Firm continues to grow its business, improve its products and services and lift up communities. As described throughout this proxy statement, this structure has allowed for effective execution on strategic priorities. Under Mr. Dimon's leadership as Chair and CEO, overseen by an otherwise independent Board and Lead Independent Director, the Firm has delivered ROTCE that has consistently outperformed our major competitors, demonstrating effective oversight and leadership achieved through a combined structure.

The Board of Directors recommends a vote AGAINST this proposal.

2025 Proxy Statement	87

Shareholder proposals

PROPOSAL 5:

Report on social impacts of transition finance

Paul Rissman has advised us that he intends to introduce the following resolution:
RESOLVED: Shareholders request the Board of Directors of JPMorgan Chase (JPM) issue a report disclosing whether and how the Company addresses the potential risks and opportunities related to the social impacts of JPM’s transition finance efforts.
SUPPORTING STATEMENT: Transition finance1 — financial support that helps decarbonize high-emitting activities or enables the decarbonization of other economic activities, is an important aspect of JPM’s business. JPM’s Center for Carbon Transition “is a key business within J.P. Morgan's Corporate Advisory” and assists its Commercial and Investment Bank “on a wide variety of strategic sustainability-focused transactions.”2 JPM states that it has a $1 trillion Green objective, of which $242 billion has already been financed or facilitated.3 Managing the human element of this massive climate transition appears as important as technical innovation or development of new physical infrastructure.
Stranded human capital and human rights abuses can generate public resistance to the transition; in contrast, investment in the retraining of people, and demonstrating respect and partnership with communities can ease and accelerate the transition. Whether coal miners losing their jobs in Appalachia or land use and pollution conflict in communities targeted for lithium mining, climate transition faces backlash where the human element is ignored.4 A study of the Environmental Justice Atlas database found that one quarter of projects opposed by environmental defenders were stopped through protest, litigation and other forms of popular mobilization.5
According to the World Economic Forum (WEF)6 “[t]he green transition… could concentrate job creation in already tight labour markets… deepen[ing] unemployment in some regions while causing labour shortages in others…” WEF notes that this “could fuel social and political upheaval.”
Thus, part of the work of transition finance is to support finance, public policy or other provisions for worker transition such as job retraining and skill development, income support in job transitions, creating new green jobs, and actively planning for economic diversification in affected communities.
The rights of communities are also at stake, such as in regions where mining of minerals critical to the green transition threatens human rights and the environment. Transition strategies must respect human rights, public health and the environment, or they risk community resistance and supply chain disruption.
Unfortunately, there is precious little in JPM’s disclosures on this topic. References to mitigating negative impacts appear in its 2023 Development Finance Institution Annual Report and Methodology, which apply to any type of emerging markets investments, but not specifically to transition finance. Otherwise, disclosure concerning the social risks and opportunities of transition finance is absent in JPM’s financial and sustainability reports, in contrast to its peer banks.7 This is doubly concerning as JPM’s “Green Progress” financing and facilitation has declined from 2022 to 2023.8 JPM’s inadequate disclosure impairs investors’ ability to understand how its transition finance plans safeguard shareholder returns.

1    https://www.weforum.org/stories/2023/01/davos23-transition-finance-decarbonization/
2    https://www.jpmorgan.com/investment-banking/center-for-carbon-transition
3    https://www.jpmorganchase.com/content/dam/jpmc/jpmorgan-chase-and-co/documents/Climate-Report-2024.pdf
4    https://www.sciencedirect.com/science/article/abs/pii/S0301421518302301
5    https://www.sciencedirect.com/science/article/pii/S0959378020301424?via%3Dihub
6    https://intelligence.weforum.org/topics/a1Gb0000000pTDXEA2/key-issues/a1Gb00000015QJKEA2
7    https://www.iccr.org/wp-content/uploads/2024/11/ICCR-The-Role-of-Major-US-Banks-in-a-Just-Transition-to-a-Net-Zero-Carbon-Economy-FINAL.pdf
8    https://www.jpmorganchase.com/content/dam/jpmc/jpmorgan-chase-and-co/documents/Climate-Report-2024.pdf

88	2025 Proxy Statement

Shareholder proposals

Board response to proposal 5

The Board of Directors recommends that shareholders vote AGAINST this proposal for the following reasons:
•JPMorganChase works to advance sustainable community development, recognizing that healthy communities are important to our business success.
•The social factors referenced by the proponent are generally not driven by unique environmental attributes. Instead, actions to address climate change are often one influence among many in social factors that are more appropriately addressed through public policy.
•Applying an artificially narrow focus to our assessment of environmental and social ("E&S") matters would limit our ability to understand and address the social factors that are relevant to our business.
•There is currently no universally accepted definition of “transition finance” in the market, which creates ambiguity and potential misrepresentation. Therefore, providing such disclosure without a clear standard could mislead investors rather than inform them, undermining the very transparency we aim to achieve.

At JPMorganChase, our objective is to manage our business and associated risks in a manner that balances serving the interests of our clients, customers, and investors while safeguarding the Firm's safety and soundness.
The world today faces significant environmental and social challenges, which, if not adequately addressed, could pose risks to society and businesses alike.
Assessing our clients’ approach to and performance on E&S matters is a crucial component of risk management at JPMorganChase. Inadequate management of E&S risks can impact our clients’ operations and long-term economic viability, increase scrutiny from investors, employees, and regulators, and affect the environment and communities globally.
We recognize that climate change and efforts to address it are complex, broad social and economic implications. We take these considerations seriously. However, these effects are not unique to climate change and are similar to those from other sources. This is why we adopt a holistic approach to assessing E&S matters, as we do with other risks.
Many issues raised by the proponent stem from macroeconomic trends arising from a complex set of interlocking factors. While JPMorganChase may share these concerns, they are more appropriately addressed directly through public policy. Communities and labor forces worldwide face diverse social challenges and opportunities that cannot be analyzed in isolation. A narrow focus on “transition finance” may hinder a comprehensive understanding of broader social challenges and opportunities. For instance, understanding labor dynamics would be incomplete if focused solely on transition finance, excluding other factors.
The job creation and displacement on which the proponent focuses can occur for many intersecting reasons, including automation, artificial intelligence, deglobalization of supply chains, evolution of consumer demand, or changes in public policy. While efforts to address climate change may create jobs today, this job creation is generally driven by a broad set of factors such as innovation, new infrastructure construction, consumer demand evolution, or the growth of new sectors.
We have frameworks to identify client business models with high concentrations of specific environmental and social risks that pose the highest potential impact to the Firm. Client and transaction decisions consider these frameworks as well as various other client-specific factors, including a client’s track record and engagement in resolving identified issues. We continue to invest in talent, data and technology resources to support the management of climate, nature, and social risks.
The Firm provides extensive disclosure regarding its approach to environmental, climate change, and social issues in its suite of annual reporting, including our most recent Climate Report, ESG Report, regulatory filings, website, press releases, and various other reports and presentations. Additional disclosure related to transition finance is unnecessary.
Furthermore, the scope of “transition finance” is unclear. There is no universally accepted definition of “transition finance” in the market, making it unclear what specific activities would be included in additional disclosure, the utility of additional disclosure, or the risk of potential misrepresentation that, given the lack of a clear standard, could mislead investors rather than inform them, undermining the very transparency we aim to achieve.

2025 Proxy Statement	89

Shareholder proposals

Recognizing the Firm’s existing suite of disclosure, independent approach to business decisions, the unclear utility of narrowly focusing on “transition finance” in the market, and the Firm’s broader efforts to advance community development, the Board recommends voting against this proposal.

The Board of Directors recommends a vote AGAINST this proposal.

90	2025 Proxy Statement

Information about the annual meeting of shareholders
General
Why am I receiving these materials?
You are invited to attend JPMorganChase’s Annual Meeting of Shareholders and vote on the proposals described in this proxy statement because you were a JPMorganChase shareholder on March 21, 2025 (the “Record Date”). JPMorganChase is soliciting proxies for use at the annual meeting, including any postponements or adjournments.
Even if you plan on attending the annual meeting through our virtual meeting site, we encourage you to vote your shares in advance using one of the methods described in this proxy statement to ensure that your vote will be represented at the annual meeting.
When and where is our annual meeting?
We will hold our annual meeting on Tuesday, May 20, 2025, at 10:00 a.m. Eastern Time.
The annual meeting will be held in a virtual meeting format only. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/JPM2025 and enter the 16-digit control number included on your proxy card, voting instruction form or Notice you previously received.
If you have any questions about accessing the virtual meeting website for the annual meeting, please contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com or calling (212) 270-6000 by May 16, 2025.
If you encounter any technical difficulties with the virtual meeting site on the day of the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.
We encourage you to vote your shares prior to the annual meeting.
What is included in our proxy materials?
Our proxy materials, which are available on our website at jpmorganchase.com/ir/annual-report, include:
•Our Notice of 2025 Annual Meeting of Shareholders;
•Our Proxy Statement; and
•Our 2024 Annual Report to Shareholders
If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see “Information about paper and electronic delivery of proxy materials” on page 96.
Attending and voting at the annual meeting
Can I attend our annual meeting?
Shareholders as of the close of business on the Record Date and/or their authorized representatives are permitted to attend our annual meeting virtually by following the procedures in this proxy statement.

2025 Proxy Statement	91

Information about the annual meeting of shareholders

How can I ask questions pertinent to meeting matters?
Shareholders may submit questions either before the meeting, from April 23 to May 14, 2025, or during a portion of the meeting. If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/JPM2025 using the 16-digit control number and follow the instructions to submit a question.
Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations. Rules of Conduct including procedures for shareholder questions will be posted on the virtual meeting platform.
Who can vote at our annual meeting?
You can vote your shares of common stock at our annual meeting if you were a shareholder at the close of business on the Record Date.
At the close of business on the Record Date, there were 2,782,996,294 shares of common stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our annual meeting.
How do I vote?
To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the proxy card or voting instruction form, as applicable.

	If you are a shareholder of record	If you are a beneficial owner of shares held in street name
Through the virtual meeting site during the meeting	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/ JPM2025.	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/ JPM2025.
Online (24 hours a day) — Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	Go to www.proxyvote.com and follow the instructions.	Go to www.proxyvote.com and follow the instructions.
By Telephone (24 hours a day) — Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	1-800-690-6903	1-800-454-8683 The availability of voting by telephone may depend on the voting process of the organization that holds your shares.
By Mail	Return a properly executed and dated proxy card in the pre-paid envelope we have provided or return it to JPMorgan Chase & Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Return a properly executed and dated voting instruction form using the method(s) your bank, brokerage firm, broker-dealer or other similar organizations make available.

92	2025 Proxy Statement

Information about the annual meeting of shareholders

Can I change my vote after I have voted?
You can revoke your proxy and change your vote at any time before the closing of the polls at our annual meeting, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable.
You can revoke your vote:
•During the virtual meeting. If you attend the annual meeting at www.virtualshareholdermeeting.com/JPM2025, you may revoke your proxy and change your vote by voting online during the meeting. Your attendance at the annual meeting will not automatically revoke your proxy unless you properly vote at the annual meeting.
•In writing. You may request that your prior proxy be revoked by delivering a written notice of revocation prior to the annual meeting via email to corporate.secretary@jpmchase.com or mail to the Office of the Secretary, JPMorgan Chase & Co., 383 Madison Avenue, 39th Floor, New York, New York 10179.
•Online at www.proxyvote.com. You may change your vote at www.proxyvote.com until 11:59 P.M. Eastern Time the day before the meeting date, in which case only your latest Internet proxy submitted prior to the annual meeting will be counted.
•Telephone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the annual meeting will be counted.
•Mail. You may revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the annual meeting will be counted.
How are shares voted?
All shares represented by valid ballots or valid proxies received prior to the taking of the vote at the annual meeting will be voted. If you do not vote at the annual meeting, the persons named as proxies on the proxy card will vote your shares as you have instructed.
How will my shares be voted if I do not give specific voting instructions?
Shareholder of Record: If you are a shareholder of record and do not return a proxy card, or if you sign, date and return a proxy card but do not give specific voting instructions, then the persons named as proxies on the proxy card will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement. In addition, the proxies may determine in their discretion how to vote your shares regarding any other matters properly presented for a vote at our annual meeting.
Although our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our annual meeting, if this occurs, the persons named as proxies on the proxy card will vote your shares in favor of such other person or persons as may be recommended by our Governance Committee and designated by the Board.
Beneficial Owner of Shares Held in Street Name: If you are a beneficial owner of shares held in street name and the organization holding your shares does not receive specific voting instructions from you, how your shares may be voted will depend on whether the proposal is considered “routine” or “non-routine,” as described below.
Participants in the 401(k) Savings Plan: The trustee of the JPMorganChase 401(k) Savings Plan (“Plan”) will vote the shares held in the Common Stock Fund as of the Record Date. If you have an interest in the JPMorganChase Common Stock Fund through the Plan, your vote will provide voting instructions to the trustee. If no voting instructions are given, the trustee will vote uninstructed shares in the same proportion as voted shares.
Which proposals are considered “routine” or “non-routine”?
The ratification of the appointment of the independent registered public accounting firm is considered to be a “routine” matter under NYSE rules. A bank, brokerage firm, broker-dealer or other similar organization may generally vote in their discretion on routine matters, if specific voting instructions are not received from a beneficial owner.

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Information about the annual meeting of shareholders

All other proposals are considered “non-routine” under NYSE rules and are therefore “non-discretionary” matters. This means your bank, brokerage firm, broker-dealer or other similar organization may not vote your shares without instructions from you. If the organization that holds your shares does not receive instructions from you on how to vote on one of these non-routine matters, it will so inform the inspector of election. This is generally referred to as a “broker non-vote.”
What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?
Shareholder of Record: If your shares of JPMorganChase common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” of those shares.
Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials, as well as a voting instruction form, from the organization holding your shares and, as a beneficial owner, you have the right to direct the organization as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.
What is the voting requirement to approve each of the proposals?
Quorum Requirement: Before any business can be transacted at our annual meeting, a quorum must be present. Holders of a majority of the shares entitled to vote at the annual meeting, present at the meeting or represented by proxy, will constitute a quorum. Abstentions and broker non-votes are treated as present for quorum purposes.
Requirements for each proposal: What is the voting requirement for each proposal?

Proposal	Voting options	Vote requirement	Effect of abstentions[1]	Effect of broker non-votes[2]
Corporate governance:
– Election of directors[3]	FOR, AGAINST or ABSTAIN (for each director nominee)	Majority of the votes cast FOR or AGAINST (for each director nominee)	No effect — not counted as a vote cast	No effect — not entitled to vote
Executive compensation:
– Advisory vote on compensation[4]	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy and entitled to vote on the proposal	Counts as a vote AGAINST	No effect — not entitled to vote
Audit matters:
Ratification of independent auditor	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy and entitled to vote on the proposal	Counts as a vote AGAINST	N/A — the organization that holds shares of beneficial owners may vote in their discretion
Shareholder proposals:
Voting requirements for each proposal are the same	FOR, AGAINST or ABSTAIN	Majority of the shares present or represented by proxy and entitled to vote on the proposal	Counts as a vote AGAINST	No effect — not entitled to vote
1For election of directors, abstentions have no effect because the required vote is determined as follows: votes FOR divided by the sum of votes FOR plus votes AGAINST. For all other proposals (management and shareholder), abstentions are counted as a vote AGAINST the proposal because the required vote is determined as follows: votes FOR divided by the sum of votes FOR plus votes AGAINST plus votes ABSTAINING.
2For all proposals (management and shareholder) other than ratification of the independent auditor, broker non-votes have no effect because they are not considered shares entitled to vote on the proposal.
3If, in a non-contested election of directors, an incumbent nominee for director is not re-elected by a majority of votes cast, such nominee must tender their resignation, and the Board of Directors, through a process managed by the Governance Committee, will decide whether to accept the resignation at its next regular meeting. Unless the Board decides to reject the offer or to postpone the effective date, the resignation shall become effective 45 days after the date of the election.
4The result of the advisory vote on compensation is not binding on the Board, whether or not the resolution is passed under the standard described above.

94	2025 Proxy Statement

Information about the annual meeting of shareholders

Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. JPMorganChase will not disclose the proxy instructions or ballots of individual shareholders except to those recording the vote, or as may be required in accordance with appropriate legal process, or as authorized by the shareholder.
Could other matters be decided at the 2025 annual meeting?
We do not know of any matters that will be considered at the annual meeting other than those described above. If a shareholder proposal that was properly excluded from this proxy statement or is otherwise not properly presented at the meeting is nevertheless brought before the meeting, the Chair will declare such a proposal out of order, and it will be disregarded. If any other matters arise at the annual meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.
What happens if the meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Who counts the votes cast at our annual meeting?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes cast at our annual meeting, and American Election Services, LLC will act as the independent inspector of election.
Where can I find the voting results of our annual meeting?
We expect to announce the preliminary voting results at our annual meeting. The final voting results will be reported on a Current Report on Form 8-K that will be filed with the SEC and be available on our website.
Who is paying the costs of this proxy solicitation?
JPMorganChase is paying the costs of the solicitation of proxies. JPMorganChase has retained MacKenzie Partners, Inc. to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners of shares. We have agreed to pay MacKenzie Partners a fee of approximately $55,000 plus reimbursement of certain out-of-pocket expenses.
JPMorganChase must also pay brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners certain fees associated with:
•Forwarding the Notice of Internet Availability to beneficial owners;
•Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and
•Obtaining beneficial owners’ voting instructions.
In addition to solicitations by mail, the persons who will be serving as the proxies and JPMorganChase’s directors, officers and employees may solicit, without additional compensation, proxies on JPMorganChase’s behalf in person, by phone or by electronic communication.
How do I inspect the list of shareholders of record?
A list of shareholders of record as of March 21, 2025 will be available for inspection during ordinary business hours at our offices at 383 Madison Avenue, New York, NY 10179, from May 9, 2025, to May 19, 2025. Please contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com if you wish to inspect the list prior to the annual meeting.

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Information about the annual meeting of shareholders

Information about paper and electronic delivery of proxy materials
JPMorganChase uses the SEC rule commonly known as “Notice and Access” that permits companies to furnish proxy materials to our shareholders over the Internet. This process enables us to expedite delivery of materials to our shareholders and reduces the costs to us of printing and mailing paper proxy materials.
In accordance with the Notice and Access rules, on or about April 7, 2025, we sent those current shareholders of record on March 21, 2025, the Record Date for the annual meeting, a Notice. The Notice contains instructions on how to access our proxy statement and annual report online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail.
If you received a Notice, and would like to receive copies of our proxy materials in print by mail, or electronically by email, please follow the instructions in the Notice.
Shareholders who do not receive the Notice will receive copies of our proxy statement and 2024 Annual Report to Shareholders either by mail or email. The copies will be sent on or about April 7, 2025.
How can I obtain an additional proxy card?
Shareholders of record can contact the Office of the Secretary by sending an email to corporate.secretary@jpmchase.com or calling (212) 270-6000.
If you hold your shares of common stock in street name, contact your account representative at the bank, brokerage firm, broker-dealer or similar organization through which you hold your shares.
How do I sign up for electronic delivery of proxy materials?
This proxy statement and our 2024 Annual Report to Shareholders are available on our website at: jpmorganchase.com. If you would like to help reduce the environmental impact of our annual meetings and our costs of printing and mailing future materials, you can agree to access these documents in the future over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold shares in street name at https://enroll.icsdelivery.com/jpm.
Once you sign up, you will continue to receive proxy materials electronically until you revoke this preference.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?
JPMorganChase has adopted a procedure called “householding.” Under this procedure, JPMorganChase may deliver a single copy of the proxy statement and annual report to multiple shareholders who share the same address, unless we have received contrary instructions from one or more of the shareholders. Each shareholder continues to receive a separate proxy card. This procedure reduces the environmental impact of our annual meetings and our printing and mailing costs.
If your household received a single set of proxy materials, but you prefer to receive a separate copy of the proxy statement and 2024 Annual Report, you may contact the Office of the Secretary via email at corporate.secretary@jpmchase.com, via mail at the Office of the Secretary, JPMorgan Chase & Co., 383 Madison Avenue, 39th Floor, New York, New York 10179, or by phone at 212-270-6000 and these documents will be delivered to you promptly upon receiving the request.
Alternatively, if you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact Broadridge Financial Services at 1-866-540-7095. If you are a beneficial owner who holds shares in street name, contact your bank, brokerage firm, broker-dealer or similar organization to request information about householding.
You may change your householding preferences at any time, by contacting Broadridge Financial Services at 1-866-540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by contacting the bank, brokerage firm, broker-dealer or similar organization through which you hold your shares.

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Other
How do I obtain more information about JPMorganChase?
The Governance Principles, Code of Conduct, Code of Ethics for Finance Professionals, Business Principles, the Political Engagement and Public Policy Statement, ESG and climate reporting, and the By-laws and charters of our principal standing committees are posted on our website at jpmorganchase.com. These documents will also be made available to any shareholder who requests them by writing to the Secretary at corporate.secretary@jpmchase.com, or Office of the Secretary, JPMorgan Chase & Co., 383 Madison Avenue, 39th Floor, New York, New York 10179.
Information that the Firm is required to disclose under Article 20 (Corporate Governance Statement) of Directive 2013/34/EU, as adopted in the European Union and the United Kingdom, may be found in this proxy statement under the headings “Corporate governance” and “Audit Committee report.”

2025 Proxy Statement	97

Shareholder proposals and nominations for the 2026 annual meeting
How do I submit a proposal for inclusion at the 2026 annual meeting of shareholders?
For a shareholder proposal to be included in the proxy materials and be distributed by us in connection with our 2026 Annual Meeting of Shareholders, the proposal must be received by the Secretary of JPMorganChase no later than December 8, 2025. Such proposals must comply with all requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission.
How can I submit nominees for inclusion in the proxy materials for the 2026 annual meeting?
The Firm’s By-laws provide for a right of proxy access. This By-law enables shareholders, under specified conditions, to include their nominees for election as directors in the Firm’s proxy statement. Under By-law Section 1.10, a shareholder (or group of up to 20 shareholders) who has continuously owned at least 3% of the Firm’s outstanding shares for at least three consecutive years may nominate up to 20% of the Board (but in any event at least two directors) and have such nominee(s) included in the Firm’s proxy statement, if the shareholder(s) and the nominee(s) satisfy the applicable requirements set forth in the Firm’s By-laws.
If a shareholder is seeking to have one or more nominees included in the Firm’s 2026 proxy statement, the notice required by the Firm’s By-laws must be received by the Secretary of JPMorganChase not later than December 8, 2025, and not earlier than November 8, 2025.
How do I submit nominees for election of directors at the 2026 annual meeting other than through proxy access?
Under our By-laws, nominations for director (other than through proxy access described above) may be made by a shareholder who is entitled to vote and complies with other applicable requirements set forth in the By-laws. The notice by shareholders who intend to nominate directors at the 2026 Annual Meeting of Shareholders must be received by the Secretary of JPMorganChase no earlier than January 20, 2026 and no later than the close of business on February 19, 2026. Notice of director nominations must satisfy the provisions in our By-laws relating to director nominations and set forth information required by Rule 14a-19(b) of the Securities Exchange Act of 1934. The advance notice provisions under our By-laws are in addition to, and separate from, the requirements that a shareholder must meet in order to have a nominee included in the proxy statement.
How can I submit proposals at our 2026 annual meeting of shareholders, that are not to be included in the proxy materials?
Our By-laws govern the submission of other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but that are not included in JPMorganChase’s proxy statement for that meeting.
Under our By-laws, other business proposals to be addressed at our next annual meeting may be made by a shareholder who is entitled to vote and complies with other applicable requirements set forth in the Firm’s By-laws. The notice must contain the information required by the Firm’s By-laws and must be received by the Secretary of JPMorganChase not later than the close of business on February 19, 2026, and not earlier than January 20, 2026.
These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement.

98	2025 Proxy Statement

Shareholder proposals and nominations for the 2025 annual meeting

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the advance-notice By-law provisions described above, subject to applicable rules of the SEC.
How can I obtain a copy of JPMorganChase’s By-laws?
Copies of our By-laws are available on our website at: jpmorganchase.com/about/governance or may be obtained by contacting the Office of the Secretary via email at corporate.secretary@jpmchase.com or via mail at the Office of the Secretary, JPMorgan Chase & Co., 383 Madison Avenue, 39th Floor, New York, NY 10179.
Where should a shareholder send his or her proposals?
Shareholder proposals (including nominees for director pursuant to the Firm’s By-laws) should be emailed to the Office of the Secretary at corporate.secretary@jpmchase.com. A copy may be mailed to the Secretary at JPMorgan Chase & Co., Office of the Secretary, 383 Madison Avenue, 39th Floor New York, NY 10179. We strongly encourage you to use email to submit a proposal. If a proposal is sent by means other than email, please provide a copy by email to ensure delivery.
John H. Tribolati
Secretary

2025 Proxy Statement	99

Notes on non-GAAP financial measures
1.TCE, ROTCE, TBVPS and Pre-tax income ex. LLR are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Pre-tax income ex. LLR represents income on a managed basis before income tax expense (pre-tax income) excluding the change in loan loss reserves. This reflects the exclusion of the portion of the provision for credit losses attributable to the change in allowance for credit losses. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. Pre-tax income ex. LLR is utilized by the Firm to assess the Firm’s operating performance and management believes this information helps investors understand the effect on reported results and provides an alternate presentation of the Firm’s performance. The following tables provide reconciliations and calculations of these measures for the periods presented.
2.In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
Non-GAAP reconciliations

Avg. TCE, ROE and ROTCE (in millions, except ratio data)	Average for the year ended December 31,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Common stockholders’ equity	$215,690	$224,631	$230,350	$229,222	$232,907	$236,865	$250,968	$253,068	$282,056	$312,370
Less: Goodwill	47,445	47,310	47,317	47,491	47,620	47,820	49,584	50,952	52,258	52,627
Less: Other intangible assets	1,092	922	832	807	789	781	876	1,112	2,572	3,042
Add: Certain deferred tax liabilities(a)	2,964	3,212	3,116	2,231	2,328	2,399	2,474	2,505	2,883	2,970
Tangible common equity	$170,117	$179,611	$185,317	$183,155	$186,826	$190,663	$202,982	$203,509	230,109	259,671
Net income applicable to common equity	$22,927	$23,086	$22,778	$30,923	$34,844	$27,548	$46,734	$36,081	$48,051	$57,212
Return on common equity(b)	11%	10%	10%	13%	15%	12%	19%	14%	17%	18%
Return on tangible common equity(c)	13	13	12	17	19	14	23	18	21	22
(a)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(b)Represents net income applicable to common equity / average common stockholders’ equity.
(c)Represents net income applicable to common equity / average TCE.

100	2025 Proxy Statement

Notes on non-GAAP financial measures

Non-GAAP reconciliations (continued)

Managed basis Total net revenue (in millions)	Year ended December 31,
	2023	2024
Reported Total net revenue	$158,104	$177,556
Fully taxable-equivalent adjustments(a)	4,262	3,037
Managed basis Total net revenue	$162,366	$180,593
(a)Predominantly recognized in CIB and Corporate.

BVPS and TBVPS (in millions, except ratio data)	At December 31, 2024
Common stockholders’ equity	$324,708
Less: Goodwill	52,565
Less: Other intangible assets	2,874
Add: Certain deferred tax liabilities(a)	2,943
Tangible common equity	$272,212
Common shares	2,797.6
Book value per share(b)	$116.07
Tangible book value per share(c)	97.30
(a)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(b)Represents common stockholders’ equity at period-end / common shares at period-end.
(c)Represents TCE at period-end / common shares at period-end.

Pre-tax income ex. LLR
For the year ended	December 31, 2023		December 31, 2024
	Firmwide	CCB	Firmwide	CCB
Reported pre-tax income	$61.6		$75.1
Fully taxable-equivalent adjustments	4.3		3.0
Managed basis pre-tax income	$65.9	$28.4	$78.1	$23.5
Change in loan loss reserves	3.1	1.6	2.0	2.0
Pre-tax income ex. LLR	$69.0	$30.0	$80.2	$25.5
Note: Totals may not sum due to rounding.
Additional notes
1.The Basel III common equity Tier 1 (“CET1”) ratio is used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. Refer to Capital Risk Management on pages 97-107 of the 2024 Form 10-K for additional information on this measure.

2025 Proxy Statement	101

Glossary of selected terms and acronyms
2024 Form 10-K: JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2024
AI: Artificial Intelligence
Annual Meeting: Annual Meeting of Shareholders
AUM: Assets under management
AWM: Asset & Wealth Management
Bank: JPMorgan Chase Bank, National Association
BlackRock: BlackRock, Inc. and affiliated entities
BRG: Business Resource Group
BVPS: Book value per share
CAP: Compensation Actually Paid
CCAR: Comprehensive Capital Analysis and Review
CCB: Consumer & Community Banking
CD&A: Compensation discussion and analysis
CEO: Chief Executive Officer
CET1: Common equity Tier 1
CFO: Chief Financial Officer
CIB: Commercial & Investment Bank
CMDC: Compensation & Management Development Committee
COO: Chief Operating Officer
DOI: Diversity, Opportunity & Inclusion
Designated Employees: Tier 1 Employees, Identified Staff, or other employees who are material risk-takers identified under other similar standards
EPS: Earnings per share
ESG: Environmental, social and governance
E.U.: European Union
ex. LLR: Excluding loan loss reserves
Federal Reserve: Board of Governors of the Federal Reserve System
Firm: JPMorgan Chase & Co.
Governance Committee: Corporate Governance & Nominating Committee
Governance Principles: Corporate Governance Principles
HR: Human Resources
IB: Investment Banking
Identified Staff: Employees who are material risk-takers identified under U.K. and/or European Union standards
IHC: JPMorgan Chase Holdings LLC, an intermediate holding company
JPMorgan Chase: JPMorgan Chase & Co.
LOB: Line of business
ML: Machine Learning
NEO: Named Executive Officer
Notice: Notice of Internet Availability of Proxy Material
NYSE: New York Stock Exchange
OC: Operating Committee
PAC: Political Action Committee
PCAOB: Public Company Accounting Oversight Board
PRC: Public Responsibility Committee
PSU: Performance share unit
PwC: PricewaterhouseCoopers LLP
ROE: Return on common equity
ROTCE: Return on tangible common equity
RSU: Restricted stock unit
SAR: Stock appreciation right
SCT: Summary compensation table
SEC: United States Securities and Exchange Commission
TBVPS: Tangible book value per share
TCE: Tangible common equity
Tier 1 Employees: Employees who are material risk-takers identified under Federal Reserve standards
TSR: Total shareholder return
U.K.: United Kingdom
U.S.: United States of America
U.S. GAAP: Accounting principles generally accepted in the U.S.
Vanguard: The Vanguard Group and affiliated entities

102	2025 Proxy Statement

© 2025 JPMorgan Chase & Co. All rights reserved.
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COMPUTERSHARE P.O. Box 43078 Providence, RI 02940-3078
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 19, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/JPM2025
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 19, 2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to JPMorgan Chase & Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	Your voting instructions are confidential.
E19087-P87837 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

JPMorgan Chase & Co.
The Board of Directors recommends you vote FOR the following proposals:						The Board of Directors recommends you vote AGAINST the following shareholder proposals:
1.	Election of directors		For	Against	Abstain				For	Against	Abstain
	1a. Linda B. Bammann		☐	☐	☐	4.	Support for an independent board chairman		☐	☐	☐
	1b. Michele G. Buck		☐	☐	☐	5.	Report on social impacts of transition finance		☐	☐	☐
	1c. Stephen B. Burke		☐	☐	☐
	1d. Todd A. Combs		☐	☐	☐
	1e. Alicia Boler Davis		☐	☐	☐
	1f. James Dimon		☐	☐	☐
	1g. Alex Gorsky		☐	☐	☐
	1h. Mellody Hobson		☐	☐	☐
	1i. Phebe N. Novakovic		☐	☐	☐
	1j. Virginia M. Rometty		☐	☐	☐
	1k. Brad D. Smith		☐	☐	☐
	1l. Mark A. Weinberger		☐	☐	☐

2.	Advisory resolution to approve executive compensation		☐	☐	☐

3.	Ratification of independent registered public accounting firm		☐	☐	☐

									Yes	No
						Please indicate if you plan to attend this meeting.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

JPMorgan Chase & Co.
2025 Annual Meeting of Shareholders

Tuesday, May 20, 2025 10:00 a.m. Eastern Time

www.virtualshareholdermeeting.com/JPM2025

If you plan to attend the meeting at www.virtualshareholdermeeting.com/JPM2025, you will be required to enter the control number found on your proxy card, voting instruction form or Notice you previously received. The Annual Meeting will be held in a virtual meeting format only. For more information see “Information about the annual meeting of shareholders” in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at https://www.jpmorganchase.com/ir/annual-report or at www.proxyvote.com
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E19088-P87837

JPMorgan Chase & Co.
This proxy is solicited from you by the Board of Directors for use at the Annual Meeting of Shareholders of JPMorgan Chase & Co. on May 20, 2025.
You, the undersigned shareholder, appoint each of John Tribolati and Jeremy Barnum, your attorney-in-fact and proxy, with full power of substitution, to vote on your behalf shares of JPMorgan Chase & Co. common stock that you would be entitled to vote at the 2025 Annual Meeting, and any adjournment of the meeting, with all powers that you would have if you were personally present at the meeting. The shares represented by this proxy will be voted as instructed by you on the reverse side of this card with respect to the proposals set forth in the proxy statement, and in the discretion of the proxies on all other matters which may properly come before the 2025 Annual Meeting and any adjournment thereof. If the card is signed but no instructions are given, shares will be voted in accordance with the recommendations of the Board of Directors.
Participants in the 401(k) Savings Plan: If you have an interest in JPMorgan Chase & Co. common stock through an investment in the JPMorgan Chase Common Stock Fund within the 401(k) Savings Plan, your vote will provide voting instructions to the trustee of the plan to vote the proportionate interest as of the record date. If no instructions are given, the trustee will vote unvoted shares in the same proportion as voted shares.
Voting Methods: If you wish to vote by mail, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. If you wish to vote by Internet or telephone, please follow the instructions on the reverse side.
Continued and to be signed on reverse side